Provisions (Policies)	12 Months Ended
Jun. 30, 2026
Statement [Line Items]
Significant judgements and estimates

Significant judgements and estimates

The Group’s accounting policies require the use of judgement, estimates and assumptions. All judgements, estimates and assumptions are based on the most current facts and circumstances and are reassessed on an ongoing basis. Actual results in future reporting periods may differ for these estimates under different assumptions and conditions.

Further information regarding the Group’s significant judgements and key estimates and assumptions, being those where changes may materially affect financial results and the carrying amount of assets and liabilities to be reported in the next reporting period, are embedded within the following notes:

Note
4	Significant events – Samarco dam failure
6	Taxation
11	Overburden removal costs
11	Depreciation of property, plant and equipment
13	Impairment of non-current assets
15	Closure and rehabilitation provisions
22	Leases
24	Streaming arrangement liability
29	Investments accounted for using the equity method

Additional information including sensitivity analysis, where appropriate, has been provided in the relevant notes to enhance an understanding of the impact of key estimates and assumptions on the Group’s financial position and performance.

Reserve estimates

Estimates are used in the determination of stripping ratios and mineral reserves by component. For purposes of the Group’s Financial Statements, reserves estimates are based on internally generated, projected long-term commodity prices and current operating costs used in studies for development projects. In order to estimate reserves, assumptions are required about a range of technical and economic factors, including quantities, qualities, production techniques, recovery efficiency, production and transport costs, commodity supply and demand, commodity and carbon prices and exchange rates.

Estimating the quantity and/or quality of reserves requires the size, shape and depth of ore bodies to be determined by analysing geological data, such as drilling samples and geophysical survey interpretations. Economic assumptions used to estimate reserves change from period-to-period as additional technical and operational data is generated. This process may require complex and difficult geological judgements to interpret the data.

Reserve impact on financial reporting

Estimates of reserves may change from period-to-period as the economic assumptions used to estimate reserves change and additional geological data is generated during the course of operations. Changes in reserves may affect the Group’s financial results and financial position in a number of ways, including:

•
asset carrying values and carrying values of the other financial liability associated with the Antamina silver streaming agreement may be affected due to changes in estimated future production levels
•
depreciation, depletion and amortisation charged to the income statement may change where such charges are determined on the units of production basis, or where the useful economic lives of assets change
•
overburden removal costs recorded on the balance sheet or charged to the income statement may change due to changes in stripping ratios or the units of production basis of depreciation
•
closure and rehabilitation provisions may change where changes in estimated reserves affect expectations about the timing or cost of these activities
•
the carrying amount of deferred tax assets may change due to changes in estimates of the likely recovery of the tax benefits

1.6 Notes to the Financial Statements

Performance

1.
Segment reporting

Reportable segments

The Group operated three reportable segments during FY2026, which are aligned with the commodities that are extracted and marketed and reflect the structure used by the Group’s management to assess the performance of the Group.

Reportable segment	Principal activities
Copper	Mining of copper, uranium, gold, zinc, molybdenum and silver
Iron Ore	Mining of iron ore
Coal	Mining of steelmaking coal and energy coal

Group and unallocated items includes functions, other unallocated operations including Potash, Western Australia Nickel (comprising the Nickel West operations and the West Musgrave project), legacy assets, the Antamina silver streaming activities and consolidation adjustments. Revenue not attributable to reportable segments comprises the sale of freight and fuel to third parties, as well as revenues from unallocated operations. Exploration and technology activities are recognised within relevant segments.

Year ended 30 June 2026 US$M	Copper	Iron Ore	Coal	Group and unallocated items/ eliminations	Group total
Revenue	29,031	23,883	5,590	256	58,760
Underlying EBITDA	18,187	14,529	832	(601)	32,947
Depreciation and amortisation	(2,500)	(2,186)	(754)	(761)	(6,201)
Impairment losses[1]	(26)	(29)	(20)	(31)	(106)
Underlying EBIT	15,661	12,314	58	(1,393)	26,640
Exceptional items[2]	–	(365)	–	(2,406)	(2,771)
Net finance costs					(1,455)
Profit before taxation					22,414
Capital expenditure (cash basis)	4,556	3,048	415	1,830	9,849
Profit/(loss) from equity accounted investments, related impairments and expenses	894	(320)	–	–	574
Investments accounted for using the equity method	4,414	–	–	–	4,414
Total assets	50,499	28,276	10,180	32,432	121,387
Total liabilities	7,030	11,157	4,076	42,803	65,066

Year ended 30 June 2025 US$M	Copper	Iron Ore	Coal	Group and unallocated items/ eliminations	Group total
Revenue	22,530	22,919	5,046	767	51,262
Underlying EBITDA	12,326	14,396	573	(1,317)	25,978
Depreciation and amortisation	(2,351)	(2,098)	(602)	(489)	(5,540)
Impairment losses[1]	(19)	(151)	(4)	(24)	(198)
Underlying EBIT	9,956	12,147	(33)	(1,830)	20,240
Exceptional items[2]	–	(321)	–	(455)	(776)
Net finance costs					(1,111)
Profit before taxation					18,353
Capital expenditure (cash basis)	4,392	2,617	525	1,864	9,398
Profit/(loss) from equity accounted investments, related impairments and expenses	464	(245)	–	(66)	153
Investments accounted for using the equity method	4,084	–	–	23	4,107
Total assets	46,694	26,320	10,067	25,709	108,790
Total liabilities	5,810	11,068	3,710	35,984	56,572

Year ended 30 June 2024 US$M	Copper	Iron Ore	Coal	Group and unallocated items/ eliminations	Group total
Revenue	18,566	27,952	7,666	1,474	55,658
Underlying EBITDA	8,564	18,913	2,290	(751)	29,016
Depreciation and amortisation	(2,023)	(2,027)	(611)	(634)	(5,295)
Impairment losses[1]	(17)	(61)	(2)	(10)	(90)
Underlying EBIT	6,524	16,825	1,677	(1,395)	23,631
Exceptional items[2]	–	(3,066)	880	(3,908)	(6,094)
Net finance costs					(1,489)
Profit before taxation					16,048
Capital expenditure (cash basis)	3,711	2,033	646	2,426	8,816
Profit/(loss) from equity accounted investments, related impairments and expenses	377	(3,032)	–	(1)	(2,656)
Investments accounted for using the equity method	1,573	–	–	89	1,662
Total assets	42,145	25,569	9,528	25,120	102,362
Total liabilities	5,777	11,757	3,056	32,652	53,242

1.
Impairment losses exclude impairment related exceptional items US$2,300 million (2025: exceptional impairment reversal of US$90 million; 2024: exceptional impairment of US$3,800 million).
2.
Exceptional items reported in Group and unallocated include proceeds from insurance settlements of US$64 million (2025: US$ nil; 2024: US$ nil) and costs of US$170 million (2025: US$135 million; 2024: US$105 million) in relation to Samarco dam failure. Refer to note 3 'Exceptional items' for further information.

Geographical information

	Revenue by location of customer
	2026	2025	2024
	US$M	US$M	US$M
Australia	2,855	2,545	2,393
Europe	2,183	1,121	1,702
China	34,206	32,083	34,752
Japan	5,810	4,177	4,557
India	3,660	2,661	3,371
South Korea	3,218	2,664	3,069
Rest of Asia	3,632	3,331	3,749
North America	2,707	2,251	1,601
South America	489	429	464
	58,760	51,262	55,658

	Non-current assets by location of assets
	2026	2025	2024
	US$M	US$M	US$M
Australia	52,854	50,619	48,991
North America	9,498	9,459	6,979
South America	25,848	23,940	19,927
Rest of world	1,092	742	831
Unallocated assets[1]	1,062	1,200	1,296
	90,354	85,960	78,024

1.
Unallocated assets comprise non-current tax assets, deferred tax assets and other financial assets.

Underlying EBITDA

Underlying EBITDA is earnings before net finance costs, depreciation, amortisation and impairments, taxation expense, Discontinued operations and any exceptional items. Underlying EBITDA includes BHP's share of profit/(loss) from investments accounted for using the equity method including net finance costs, depreciation, amortisation and impairments and taxation expense/(benefit).

Exceptional items are excluded from Underlying EBITDA in order to enhance the comparability of such measures from period-to-period and provide investors with further clarity in order to assess the performance of the Group’s operations. Management monitors exceptional items separately. Refer to note 3 'Exceptional items' for additional detail.

Segment assets and liabilities

Total segment assets and liabilities of reportable segments represents operating assets and operating liabilities, including the carrying amount of equity accounted investments and predominantly excludes cash balances, loans to associates, interest bearing liabilities as well as current, non-current and deferred tax balances. The carrying value of investments accounted for using the equity method represents the balance of the Group’s investment in equity accounted investments, with no adjustment for any cash balances, interest bearing liabilities or deferred tax balances of the equity accounted investment.

2.
Revenue

Revenue by segment and asset

	2026	2025	2024
	US$M	US$M	US$M
Escondida	17,054	13,177	10,013
Pampa Norte	2,857	2,726	2,375
Copper South Australia	6,011	4,655	4,085
Third-party products	2,996	1,845	2,021
Other	113	127	72
Total Copper[1]	29,031	22,530	18,566
Western Australia Iron Ore	23,726	22,767	27,805
Third-party products	19	28	25
Other	138	124	122
Total Iron Ore	23,883	22,919	27,952
BHP Mitsubishi Alliance[2]	3,876	3,422	5,873
New South Wales Energy Coal	1,714	1,624	1,793
Total Coal[3]	5,590	5,046	7,666
Group and unallocated items[4]	256	767	1,474
Total revenue	58,760	51,262	55,658

1.
Total Copper revenue includes: copper US$24,485 million (2025: US$19,400 million; 2024: US$16,107 million) and other US$4,546 million (2025: US$3,130 million; 2024: US$2,459 million). Other consists of gold, silver, uranium, zinc and molybdenum.
2.
Includes Blackwater and Daunia revenue until their divestment on 2 April 2024.
3.
Total Coal revenue includes: steelmaking coal US$3,804 million (2025: US$3,394 million; 2024: US$5,793 million) and energy coal US$1,786 million (2025: US$1,652 million; 2024: US$1,873 million).
4.
Group and unallocated items revenue includes: Western Australia Nickel, which transitioned into temporary suspension in December 2024, of US$245 million (2025: US$758 million; 2024: US$1,473 million) and other revenue US$11 million (2025: US$9 million; 2024: US$1 million).

Revenue consists of revenue from contracts with customers of US$57,495 million (2025: US$51,238 million; 2024: US$55,375 million) and other revenue predominantly relating to provisionally priced sales of US$1,265 million (2025: US$24 million; 2024: US$283 million).

Recognition and measurement

The Group generates revenue from the production and sale of commodities. Revenue is recognised when or as control of the promised goods or services passes to the customer. In most instances, control passes when the goods are delivered to a destination specified by the customer, typically on board the customer’s appointed vessel. Revenue from the provision of services is recognised over time as the services are provided, but does not represent a significant proportion of total revenue and is aggregated with the respective asset and product revenue for disclosure purposes.

The amount of revenue recognised reflects the consideration to which the Group expects to be entitled in exchange for transferring goods or services.

Where the Group’s sales are provisionally priced, the final price depends on future index prices. The amount of revenue initially recognised is based on the relevant forward market price. Adjustments between the provisional and final price are accounted for under IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9), separately recorded as other revenue and presented as part of the total revenue of each asset. The period between provisional pricing and final invoicing is typically between 60 and 120 days.

Revenue from the sale of significant by-products is included within revenue.

The Group applies the following practical expedients:

•
expected consideration is not adjusted for the effects of the time value of money if the period between the delivery and when the customer pays for the promised good or service is one year or less
•
no disclosure is provided for information relating to unfulfilled performance obligations, either due to the expected duration of the contract term being one year or less, or for longer term contracts, because the entity has a right to consideration (and can recognise revenue) for goods delivered
3.
Exceptional items

Exceptional items are those gains or losses where their nature, including the expected frequency of the events giving rise to them, and impact is considered material to the Financial Statements. Such items included within the Group’s profit for the year are detailed below.

Year ended 30 June 2026	Gross	Tax	Net
	US$M	US$M	US$M
Exceptional items by category
Samarco dam failure	(1,071)	–	(1,071)
Impairment of Jansen project	(2,300)	–	(2,300)
Total	(3,371)	–	(3,371)
Attributable to non-controlling interests	–	–	–
Attributable to BHP shareholders	(3,371)	–	(3,371)

Samarco Mineração S.A. (Samarco) dam failure

The loss of US$1,071 million (after tax) relates to the Samarco dam failure, which occurred in November 2015, and comprises the following:

Year ended 30 June 2026	US$M
Other income	64
Expenses excluding net finance costs:
Costs incurred directly by BHP Brasil and other BHP entities in relation to the Samarco dam failure	(215)
Profit/(loss) from equity accounted investments, related impairments and expenses:
Samarco dam failure provision	(778)
Fair value change on forward exchange derivatives	458
Net finance costs	(600)
Income tax expense	–
Total[1]	(1,071)

1.
Refer to note 4 'Significant events – Samarco dam failure' for further information.

Jansen project impairment

The Group recognised an impairment charge of US$2,300 million (before and after tax) in relation to the Jansen project. The impairment charge primarily reflects higher forecast capital intensity for both currently approved phases (Stages 1 and 2) and potential future expansions, reducing the value we would expect a market participant to attribute to the Jansen project, inclusive of the potential future expansions beyond Stage 2. Refer to note 13 ‘Impairment of non-current assets’ for further information on the pre-tax impairment.

The exceptional items relating to the years ended 30 June 2025 and 30 June 2024 are detailed below.

30 June 2025

Year ended 30 June 2025	Gross	Tax	Net
	US$M	US$M	US$M
Exceptional items by category
Samarco dam failure	(914)	–	(914)
Western Australia Nickel (WAN) temporary suspension	(320)	96	(224)
Total	(1,234)	96	(1,138)
Attributable to non-controlling interests	–	–	–
Attributable to BHP shareholders	(1,234)	96	(1,138)

Samarco Mineração S.A. (Samarco) dam failure

The loss of US$914 million (after tax) related to the Samarco dam failure, which occurred in November 2015, and comprised the following:

Year ended 30 June 2025	US$M
Expenses excluding net finance costs:
Costs incurred directly by BHP Brasil and other BHP entities in relation to the Samarco dam failure	(211)
Profit/(loss) from equity accounted investments, related impairments and expenses:
Samarco dam failure provision	(659)
Fair value change on forward exchange derivatives	414
Net finance costs	(458)
Income tax expense	–
Total[1]	(914)

1.
Refer to note 4 'Significant events – Samarco dam failure' for further information.

Western Australia Nickel (WAN) temporary suspension

The Nickel West operations and the West Musgrave project at Western Australia Nickel were transitioned into temporary suspension in December 2024.

The Group recognised costs of US$224 million (after tax) associated with the transition of operations into temporary suspension. Pre-tax costs of US$320 million included US$410 million related to employee redundancies, contract termination costs and inventory adjustments, offset by US$90 million impairment reversals of certain non-current assets from Nickel West operations to be redeployed to other operations within the Group.

30 June 2024

Year ended 30 June 2024	Gross	Tax	Net
	US$M	US$M	US$M
Exceptional items by category
Samarco dam failure	(3,677)	(85)	(3,762)
Impairment of Western Australia Nickel assets	(3,800)	1,125	(2,675)
Blackwater and Daunia gain on divestment	877	(203)	674
Total	(6,600)	837	(5,763)
Attributable to non-controlling interests	–	–	–
Attributable to BHP shareholders	(6,600)	837	(5,763)

Samarco Mineração S.A. (Samarco) dam failure

The loss of US$3,762 million (after tax) related to the Samarco dam failure, which occurred in November 2015, and comprised the following:

Year ended 30 June 2024	US$M
Expenses excluding net finance costs:
Costs incurred directly by BHP Brasil and other BHP entities in relation to the Samarco dam failure	(139)
(Loss)/profit from equity accounted investments, related impairments and expenses:
Samarco dam failure provision	(2,833)
Fair value change on forward exchange derivatives	(199)
Net finance costs	(506)
Income tax expense	(85)
Total[1]	(3,762)

1.
Refer to note 4 'Significant events – Samarco dam failure' for further information.

Western Australia Nickel impairment

The Group recognised an impairment charge of US$2,675 million (after tax) in relation to the Western Australia Nickel assets. The impairment charge reflected the oversupply in the global nickel market that had seen a sharp decline in forward nickel prices in the short to medium term, escalation in capital costs for Western Australia Nickel, and changes to development plans including the Group's decision, announced on 11 July 2024, to temporarily suspend Nickel West operations and the West Musgrave project at Western Australia Nickel. Refer to note 13 'Impairment of non-current assets' for further information.

Blackwater and Daunia gain on divestment

On 2 April 2024 BHP and Mitsubishi Development Pty Ltd (MDP) completed the divestment of the Blackwater and Daunia mines (which were part of the BHP Mitsubishi Alliance (BMA)) to Whitehaven Coal. Each of BHP and MDP held a 50% interest in BMA.

Whitehaven Coal paid a US$100 million deposit on signing of the Asset Sale Agreement on 18 October 2023 and a further US$2 billion cash on completion plus a preliminary completion adjustment of US$44.1 million for working capital and other agreed adjustments (100% interest basis).

US$1.1 billion in cash remained payable over 3 years after completion and a potential additional amount up to US$0.9 billion in a price-linked earnout may also be payable over 3 years (100% interest basis). The price-linked earnout is subject to a cap of US$350 million each year and depends on average realised pricing exceeding agreed thresholds for each of the 3 years following completion on 2 April 2024. US$1.0 billion of this deferred and contingent consideration has been paid by Whitehaven Coal as at 30 June 2026.

The total cash consideration for the transaction could be up to US$4.1 billion plus the final completion adjustment amount (100% interest basis).

Details of the gain on divestment was as follows:

US$M
Net assets disposed	820
Cash consideration – BHP share	1,072
Deferred and contingent consideration[1]	690
Transaction and other directly attributable costs	(65)
Income tax expense	(203)
Gain on divestment	674

1.
Includes the fair value of contingent payments based on 35% revenue share to BMA, subject to average realised prices achieved by the Assets exceeding thresholds of US$159/tonne in the 12 month period 12 months post completion, US$134/tonne in the 12 month period 24 months post completion and US$134/tonne in the 12 month period 36 months post completion.
4.
Significant events – Samarco dam failure

On 5 November 2015, the Samarco Mineração S.A. (Samarco) iron ore operation in Minas Gerais, Brazil, experienced a tailings dam failure that resulted in a release of mine tailings, flooding the communities of Bento Rodrigues, Gesteira and Paracatu de Baixo and impacting other communities downstream (the Samarco dam failure).

Samarco is jointly owned by BHP Billiton Brasil Ltda. (BHP Brasil) and Vale S.A. (Vale). BHP Brasil’s 50 per cent interest is accounted for as an equity accounted joint venture investment. BHP Brasil does not separately recognise its share of the underlying assets and liabilities of Samarco, but instead records the investment as one line on the balance sheet. Each period, BHP Brasil recognised its 50 per cent share of Samarco’s profit or loss and adjusted the carrying value of the investment in Samarco accordingly. Such adjustment continued until the investment carrying value was reduced to US$ nil, with any additional share of Samarco losses only recognised to the extent that BHP Brasil has an obligation to fund the losses. After applying equity accounting, any remaining carrying value of the investment is tested for impairment.

Any charges relating to the Samarco dam failure incurred directly by BHP Brasil or other BHP entities are recognised 100 per cent in the Group’s results.

The financial impacts of the Samarco dam failure on the Group’s income statement, balance sheet and cash flow statement for the year ended 30 June 2026 are shown in the tables below and have been treated as an exceptional item.

Financial impacts of Samarco dam failure	2026	2025	2024
	US$M	US$M	US$M
Income statement
Other income[1]	64	–	–
Expenses excluding net finance costs:
Costs incurred directly by BHP Brasil and other BHP entities in relation to the Samarco dam failure[2]	(215)	(211)	(139)
Profit/(loss) from equity accounted investments, related impairments and expenses:
Samarco dam failure provision[3]	(778)	(659)	(2,833)
Fair value change on forward exchange derivatives[4]	458	414	(199)
Loss from operations	(471)	(456)	(3,171)
Net finance costs[5]	(600)	(458)	(506)
Loss before taxation	(1,071)	(914)	(3,677)
Income tax expense[6]	–	–	(85)
Loss after taxation	(1,071)	(914)	(3,762)
Balance sheet movement
Other financial assets/(liabilities)[7]	12	441	(280)
Trade and other receivables	29	–	–
Trade and other payables	(14)	29	(4)
Tax liabilities	–	–	(85)
Provisions	652	656	(2,824)
Net decrease/(increase) in liabilities	679	1,126	(3,193)

		2026		2025		2024
		US$M		US$M		US$M
Cash flow statement
Loss before taxation		(1,071)		(914)		(3,677)
Adjustments for:
Samarco dam failure provision[3]	778		659		2,833
Fair value change on forward exchange derivatives[4]	(458)		(414)		199
Proceeds from/(settlement of) cash management related instruments	455		(17)		218
Net finance costs[5]	600		458		506
Changes in assets and liabilities:
Trade and other receivables	(29)		–		–
Trade and other payables	14		(29)		4
Net operating cash flows		289		(257)		83
Net investment and funding of equity accounted investments[8]		(2,030)		(1,773)		(640)
Net investing cash flows		(2,030)		(1,773)		(640)
Net decrease in cash and cash equivalents		(1,741)		(2,030)		(557)

1.
Proceeds from insurance settlements.
2.
Includes legal and advisor costs incurred.
3.
US$575 million (2025: US$540 million; 2024: US$3,700 million) change in estimate and US$203 million (2025: US$119 million; 2024: US$(867) million) exchange translation.
4.
The Group enters into forward exchange contracts to limit the Brazilian reais exposure on the dam failure provision. While not applying hedge accounting, the fair value changes in the forward exchange instruments are recorded within Profit/(loss) from equity accounted investments, related impairments and expenses in the Income Statement.
5.
Amortisation of discounting of provision.
6.
Includes tax on forward exchange derivatives and other taxes incurred during the period.
7.
Includes forward exchange contracts described in 4 above, and Senior notes issued by Samarco as part of its Judicial Reorganisation in September 2023.
8.
Includes US$2,030 million utilisation of the Samarco dam failure provision including payments under the Brazil Settlement Agreement ratified on 6 November 2024 (2025: US$1,773 million). FY2024 comprises utilisation of the Samarco dam failure provision US$515 million and US$125 million provided to Samarco following approval of the Judicial Reorganisation.

Equity accounted investment in Samarco

BHP Brasil’s investment in Samarco remains at US$ nil. No dividends have been received by BHP Brasil from Samarco during the period and Samarco currently does not have profits available for distribution.

Provision related to the Samarco dam failure

		2026		2025
		US$M		US$M
At the beginning of the financial year		5,849		6,505
Movement in provision		(652)		(656)
Comprising:
Utilised	(2,030)		(1,773)
Adjustments charged to the income statement:
Change in cost estimate	575		540
Amortisation of discounting impacting net finance costs	600		458
Exchange translation	203		119
At the end of the financial year		5,197		5,849
Comprising:
Current		1,653		2,958
Non-current		3,544		2,891
At the end of the financial year		5,197		5,849

Samarco dam failure provision and contingencies

As at 30 June 2026, BHP Brasil has identified a provision and certain contingent liabilities arising as a consequence of the Samarco dam failure. The provision reflects the future cost estimates associated with the obligations set out in the Settlement Agreement, along with estimates associated with the United Kingdom group action claim (see below).

Contingent liabilities will only be resolved when one or more uncertain future events occur or related impacts become capable of reliable measurement and, as such, determination of contingent liabilities disclosed in the Financial Statements requires significant judgement regarding the outcome of future events. A number of the claims below do not specify the amount of damages sought and, where this is specified, amounts could change as the matter progresses.

Ultimately, future changes in all those matters for which a provision has been recognised or contingent liability disclosed could have a material adverse impact on BHP’s business, competitive position, cash flows, prospects, liquidity and shareholder returns.

The following table summarises the current status of significant ongoing matters relating to the Samarco dam failure, along with developments during the period, and the associated treatment in the Financial Statements:

Item	Provision	Contingent liability
Samarco dam failure – Settlement Agreement	✓	✗

On 25 October 2024 the Federal Government of Brazil, State of Minas Gerais, State of Espirito Santo, public prosecutors and public defenders (Public Authorities) entered into an agreement with Samarco Mineração S.A. (Samarco) and its shareholders, BHP Billiton Brasil Ltda. (BHP Brasil) and Vale S.A. (Vale) (together, the Companies) to settle claims relating to the Samarco dam failure (Settlement Agreement). On 6 November 2024, the Settlement Agreement was fully ratified by the Brazilian Supreme Court. On 15 May 2025, the decision that ratified the Settlement Agreement became final and unappealable.

Over the years, the Companies and public authorities entered into agreements for the remediation of damages resulting from the Samarco dam failure, including the March 2016 Framework Agreement, which established the Renova Foundation and the environmental and socioeconomic programs for remediation and compensation, and others. The obligations provided for in those previous agreements, including the Framework Agreement, were extinguished and replaced by the Settlement Agreement.

The Settlement Agreement delivers a full and final settlement of the obligations under the Framework Agreement and of the main public civil actions and related proceedings brought by the Public Authorities in relation to the Samarco dam failure, including the public civil action filed in May 2016 by the Brazilian Federal Public Prosecutors’ Office, seeking R$155 billion for reparation, compensation and social, individual and collective moral damages.

The financial value of the Settlement Agreement, as at the announcement date, was R$170 billion (approximately US$31.7 billion)[1] on a 100 per cent basis. This amount includes R$38 billion (approximately US$7.9 billion)[1] spent to 30 September 2024 on remediation and compensation since 2016, R$100 billion (approximately US$18.0 billion)[1] in instalments over 20 years to the Public Authorities, the relevant municipalities and Indigenous peoples and Traditional communities for the execution of measures provided for in the Settlement Agreement (Obligation to Pay), and additional performance obligations for an estimated financial value of approximately R$32 billion (approximately US$5.8 billion)[1] to be carried out by Samarco in accordance with the terms of the Settlement Agreement (Obligations to Perform). These obligations include remediation and compensation programs that are expected to be completed over the next 15 years.

The Settlement Agreement provides R$8 billion (approximately US$1.4 billion)[1] to eligible Indigenous peoples and Traditional communities, with the allocation of funds to be determined following a consultation process led by the Federal Government. The Krenak Indigenous community settled their claim through a parallel agreement.

Under the Settlement Agreement, Samarco is the primary obligor for the settlement obligations and BHP Brasil and Vale are each secondary obligors of any obligation that Samarco cannot fund or perform in proportion to their shareholding at the time of the dam failure, which is 50% each. While Samarco has recommenced operations, Samarco’s long-term cash flow generation remains highly sensitive to factors including returning to full production capacity, commodity prices and foreign exchange rates.

1 USD amounts reflect those included in the announcement of the Settlement Agreement calculated based on actual transactional (historical) exchange rates related to funding provided to Fundação Renova for investment to date with future spend calculated using the 28 June 2024 BRL/USD exchange rate of 5.56.

Further, under the Samarco Judicial Reorganisation Plan (JR Plan), ratified by the JR Court on 1 September 2023, Samarco’s funding of obligations to remediate and compensate the damages resulting from the dam failure is capped at US$1 billion for the period CY2024 to CY2030. Notwithstanding this cap, and subject to certain conditions, to the extent that Samarco each year has a positive cash balance after meeting its various obligations, during this period Samarco’s shareholders are able to direct 50 per cent of Samarco’s year end excess cash balance to fund remediation obligations, including those arising from the Settlement Agreement.

The Group has considered the outcomes of the Settlement Agreement, including the estimated costs of executing the Obligations to Perform and, the extent to which Samarco may be in a position to fund any future outflows to measure the provision related to the Samarco dam failure at 30 June 2026. The amounts provided include the Group’s best estimate of outflows required to settle all obligations arising from the Settlement Agreement.

Uncertainty remains around the Obligations to Perform, and there is a risk that outcomes may be materially higher or lower than amounts reflected in BHP Brasil’s provision for the Samarco dam failure. Key areas of uncertainty include the future costs relating to the Obligations to Perform programs and the extent to which Samarco is able to directly fund the settlement obligations. Further information on the key areas of estimation uncertainty is provided in the ‘Key judgements and estimates’ section below.

There is also risk in relation to claims brought in Brazil that seek to, among other things, change the eligibility parameters of the Settlement Agreement. The Companies are defending these claims.

BHP Brasil, Samarco and Vale have maintained security under the Governance Agreement ratified on 8 August 2018, comprising insurance bonds and a charge over certain Samarco assets. On 6 August 2025, the Federal Court released this requirement, in line with the Settlement Agreement, which does not mandate maintaining the existing security, and the decision is now final.

Australian class action complaint	✗	✗

In 2018, BHP Group Limited was named as a defendant in a shareholder class action filed in the Federal Court of Australia on behalf of persons who acquired shares in BHP Group Limited or BHP Group Plc (now BHP Group (UK) Ltd) in periods prior to the Samarco dam failure.

In September 2025, BHP reached an agreement to settle the Australian class action for A$110 million (US$74 million), inclusive of interest and costs, with no admission of liability. In December 2025, the Federal Court of Australia approved the settlement of the Australian class action.

The Group has paid the settlement amount hence there is no remaining liability at 30 June 2026. The insurance proceeds of US$64 million received from the Group’s external insurers have been recognised as other income.

United Kingdom group action claim	✓	✗

BHP Group (UK) Ltd (formerly BHP Group Plc) and BHP Group Limited (BHP Defendants) are named as defendants in group action claims for damages filed in the courts of England. These claims were filed in 2018 on behalf of certain individuals, municipalities, businesses, faith based institutions and communities in Brazil allegedly impacted by the Samarco dam failure, some of whom are eligible for and have been compensated through the Settlement Agreement.

In January 2024, the BHP Defendants were served with a new group action filed in the courts of England on behalf of additional individuals and businesses in Brazil allegedly impacted by the Samarco dam failure. The new action makes broadly the same claims as the original action and the amount of damages sought in these claims is unspecified. The claims have been stayed by the English court pending an application for consolidation with the original action.

In July 2024, the BHP Defendants, BHP Brasil and Vale entered into an agreement (BHP and Vale Agreement) – without any admission of liability in any proceedings – whereby: (i) Vale will pay 50% of any amounts that may be payable by the BHP Defendants to the claimants in the UK group action claims (or by the BHP Defendants, BHP Brasil or their related parties to claimants in any other proceedings in Brazil, England or the Netherlands covered by the BHP and Vale Agreement); and (ii) BHP Brasil will pay 50% of any amounts that may be payable by Vale to the claimants in the Netherlands collective action claim discussed below (or by Vale or its related parties to claimants in any other proceedings in Brazil, England or the Netherlands covered by the BHP and Vale Agreement). The BHP and Vale Agreement reinforced the terms of the Framework Agreement entered into in 2016 and is consistent with the aforementioned Settlement Agreement entered into in October 2024, which requires BHP Brasil and Vale to each contribute 50% to the funding of the settlement obligations where Samarco is unable to contribute that funding. The Group has considered the BHP and Vale Agreement when determining its provision for the UK group action claim and have taken into account amounts to be received from Vale.

In November 2025, the English High Court found the BHP Defendants liable under Brazilian law for the 2015 Samarco dam failure on the basis that it is a ‘polluter’ under Brazilian environmental law and at fault under the Brazilian civil code. The English High Court rejected the argument that the BHP Defendants are liable under Brazilian corporate law. The decision relates to events that occurred in the period before November 2015. The Court’s findings regarding Brazilian limitation periods could lead to attempts to join further claimants to the proceedings. The English High Court also found that certain of the waivers and releases signed by claimants who have already received compensation in Brazil are valid, and the claimants have accepted these claims will be discontinued, reducing the size and value of the claims in the UK group action significantly. The Group anticipates at least 240,000 claims will be discontinued as a result of these findings. The BHP Defendants did not obtain permission to appeal the liability decision and will continue to defend the UK group action.

A stage 2 trial will decide generic issues of causation and quantification and whether losses claimed by certain lead claimants were caused by the dam failure. The trial is scheduled for April 2027 to March 2028. Following any decision and appeals in that trial, a stage 3 trial may also be required, where each remaining claimant would need to prove their individual damages before the BHP Defendants are required to make any payments to them. This third trial is unlikely to occur before 2029. At 30 June 2025, the UK group action was disclosed as a contingent liability, as the Group’s liability was yet to be established. As a result of the English High Court decision, BHP has updated its Samarco dam failure provision to reflect its best estimate of potential cash outflows in relation to the claim.

Given the status of the claim, significant uncertainty remains around the extent of any potential outflow and there is a risk that outcomes may be materially higher or lower than amounts reflected in the Group’s provision for the Samarco dam failure. Key areas of uncertainty include findings of stage 2 on whether losses were caused by the dam failure, and the number of individuals in stage 3 who are able to prove damage and any amounts to be awarded. Further information on the key areas of estimation uncertainty is provided in the ‘Key judgements and estimates’ section below.

Vale and Samarco’s Netherlands collective action claim	✗	✓

In March 2024, a collective action complaint was filed in the Netherlands against Vale and a Dutch subsidiary of Samarco for compensation relating to the Samarco dam failure. That complaint, which formally commenced in February 2025, indicates that these claims were filed on behalf of certain individuals, municipalities, businesses, associations and faith based institutions allegedly impacted by the Samarco dam failure who are not also claimants in the UK group action claims referred to above. Vale and Samarco’s Dutch subsidiary have challenged the Dutch Court’s jurisdiction to hear the claim and the Dutch Court has provisionally indicated that a decision will be handed down in October 2026. BHP is not a defendant in the Netherlands proceedings.

Any amounts payable by Vale and Samarco under this claim will be subject to the BHP and Vale Agreement referred to in the UK group action claim above.

Criminal charges	✗	✓

The Federal Prosecutors’ Office filed criminal charges against BHP Brasil, Samarco and Vale and certain of their employees and former employees (Affected Individuals) in the Federal Court of Ponte Nova, Minas Gerais (Federal Court).

The Federal Court granted decisions in favour of all Affected Individuals, terminating the charges against these individuals.

As to the remaining cases, in November 2024, the Federal Court ruled that BHP Brasil, Samarco and Vale and certain Affected Individuals (non-affiliated with BHP) who still had their cases open, are not liable for criminal offences relating to the failure of Samarco’s tailings dam. In December 2024 the Federal Prosecutors’ Office appealed. The trial commenced on 11 March 2026 and was adjourned until 3 September 2026.

Civil public actions commenced by Associations concerning the use of TANFLOC for water treatment	✗	✓

On 17 November 2023, the Federal Court dismissed the lawsuit filed by four associations due to procedural reasons. The judgment is final and unappealable. In July 2024, two further associations filed another lawsuit against Samarco, BHP Brasil and Vale and others, including the States of Minas Gerais and Espirito Santo, the Federal Government and the Water Treatment Companies, who were all also defendants in the first lawsuit.

This second lawsuit was also dismissed due to procedural reasons on 12 November 2024, and the associations have appealed this judgement.

In both lawsuits the plaintiffs alleged that the defendants carried out a clandestine study on the citizens of the locations affected by the Samarco dam failure where Tanfloc (a tannin based flocculant/coagulant) was used in the water treatment process. The plaintiffs claim that this product put the population at risk due to its alleged experimental qualities and dosage applied. The plaintiffs presented largely similar pleas, e.g. material damages, moral damages.

Other claims, inquiries and investigations	✗	✓

BHP Brasil is among the Companies named as defendants in a number of legal proceedings initiated by individuals, indigenous and traditional persons and their communities, non-governmental organisations, corporations, municipalities and other governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The other defendants include Vale, Samarco and Fundação Renova.

The lawsuits include claims for compensation, environmental reparation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including reparation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief.

Certain of these legal proceedings are outside the scope of the Settlement Agreement.

In October 2024, certain Brazilian municipalities, who are claimants in the UK group action claims referred to above, brought criminal contempt proceedings against the BHP Defendants in relation to their alleged involvement in a constitutional claim brought by a third-party Brazilian mining association (IBRAM) before the Brazilian Supreme Court. In June 2025, the High Court in London rejected the BHP Defendants’ application to strike out the proceedings. That decision was overturned on appeal in favour of the BHP Defendants in March 2026, and following an unsuccessful application for permission to appeal to the UK Supreme Court by the Claimants, the contempt proceedings have been struck out and brought to an end.

In addition, actions for alleged damages, fees and/or expenses related to claims concerning the Samarco dam failure have been threatened, and may in the future be brought against the Group.

Government inquiries, studies and investigations relating to the Samarco dam failure and actions taken in response to it have also been commenced by numerous agencies and individuals of the Brazilian government and may still be ongoing. Additional legal proceedings and government investigations relating to the Samarco dam failure, including the use of Tanfloc for water treatment, could be brought against BHP Brasil and other Group entities in Brazil or other jurisdictions. The outcomes of these claims, investigations and proceedings remain uncertain and continue to be disclosed as contingent liabilities.

Commitments

Under the terms of the Samarco joint venture agreement, BHP Brasil does not have an existing obligation to fund Samarco. However, under the Settlement Agreement, while Samarco is the primary obligor for the Settlement Agreement obligations, BHP Brasil and Vale are each secondary obligors of any obligation that Samarco cannot fund (including as restricted by the terms of the Judicial Reorganisation Plan) or perform in proportion to their shareholding at the time of the dam failure, which is 50% each.

BHP Brasil has approved preliminary funding of up to US$1.3 billion to Samarco for the Settlement Agreement obligations during calendar year 2026.

Key judgements and estimates

Judgements

The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.

Management has determined that a provision can be recognised at 30 June 2026 to reflect the estimated costs associated with obligations under the Settlement Agreement, along with estimates associated with the United Kingdom group action claim. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted above, given their status.

Estimates

The provision for the Samarco dam failure reflects the Group’s estimate of the costs to meet the Group’s obligations under the Settlement Agreement, along with estimates associated with the United Kingdom group action claim and requires the use of significant judgements, estimates and assumptions.

While the provision has been measured based on the latest information available, changes in facts and circumstances are likely in future reporting periods and may lead to material revisions to these estimates and there is a risk that outcomes may be materially higher or lower than amounts currently reflected in the provision. However, it is currently not possible to determine what facts and circumstances may change, therefore revisions in future reporting periods due to the key estimates and factors outlined below cannot be reliably measured. The key estimates that may have a material impact upon the provision in the next and future reporting periods include:

•
the cost of compensation to individuals, small businesses, Municipalities and Indigenous and Traditional communities;
•
the extent to which Samarco is able to directly fund any future obligations relating to the Settlement Agreement. Samarco’s long-term cash flow generation remains highly sensitive to factors including its ability to return to full production capacity, commodity prices and foreign exchange rates; and
•
the cash outflows associated with the United Kingdom group action claim including any findings from potential second and third stage trials regarding whether losses were caused by the dam failure, the number of individuals able to prove damage and any amounts to be awarded (including legal costs).

The provision may also be affected by factors including, but not limited to updates to foreign exchange and discount rates. To limit the Group’s exposure to potential Brazilian reais foreign exchange volatility, the Group has entered into forward exchange contracts, predominantly covering the period up to FY2028. A 0.5 per cent change in the discount rate would, in isolation, change the provision by approximately US$50 million.

In addition, the provision may be impacted by decisions in, or resolution of, existing and potential legal claims in Brazil including in relation to eligibility under, and adherence to, the Settlement Agreement and claims in other jurisdictions, including the claim filed in the Netherlands against Vale and a Dutch subsidiary of Samarco.

Given these factors, future actual cash outflows may differ from the amounts currently provided and changes to any of the key assumptions and estimates outlined above could result in a material impact to the provision in the next and future reporting periods.

The following section provides disclosure of matters to which Samarco (and not the Group) is a party.

Samarco

Dam failure related provision and contingencies

In addition to its provisions in relation to the Settlement Agreement as at 30 June 2026, Samarco has recognised a provision of US$48 million (30 June 2025: US$87 million), based on currently available information.

The magnitude, scope and timing of these additional costs are subject to a high degree of uncertainty and Samarco has indicated that it anticipates that it will incur future costs beyond those provided. These uncertainties are likely to continue for a significant period and changes to key assumptions could result in a material change to the amount of the provision in future reporting periods. Any such unrecognised obligations are therefore contingent liabilities and, at present, it is not practicable to estimate their magnitude or possible timing of payment. Accordingly, it is also not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures at this time.

Samarco is also named as a defendant in a number of other legal proceedings initiated by individuals, non-governmental organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing. Given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures to Samarco.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against Samarco.

Samarco has also identified a number of individually immaterial tax-related uncertainties which have been reflected, where appropriate, in the Group’s share of associate and joint venture contingent liabilities presented in note 32 ‘Contingent liabilities’.

Samarco insurance

Samarco has standalone insurance policies in place with Brazilian and global insurers. Insurers’ loss adjusters or claims representatives continue to investigate and assist with the claims process for matters not yet settled. As at 30 June 2026, an insurance receivable has not been recognised by Samarco in respect of ongoing matters.

Samarco non-dam failure related provisions and contingent liabilities

The following non-dam failure related matters pre-date and are unrelated to the Samarco dam failure. Samarco is currently contesting aspects of both of these matters in the Brazilian courts. Given the status of these tax matters, the timing of resolution and potential economic outflow for Samarco is uncertain.

Brazilian Social Contribution Levy

Samarco has received tax assessments for the alleged non-payment of Brazilian Social Contribution Levy for the calendar years 2007-2014. Based on its assessment of currently available information as at 30 June 2026, Samarco recognised provisions of US$0.4 billion, of which US$0.2 billion has been paid into a court deposit (30 June 2025: provisions of US$0.4 billion, of which US$0.2 billion has been paid into a court deposit). As at 30 June 2026, BHP Brasil’s 50% share of the impact of the provision, net of court deposits paid, recognised by Samarco is reflected in the Group’s equity accounting for Samarco.

Brazilian corporate income tax rate

Samarco has received tax assessments, and disclosed contingent liabilities, for the alleged incorrect calculation of Corporate Income Tax (IRPJ) in respect of the 2000-2003 and 2007-2014 income years totalling approximately US$1.1 billion (30 June 2025: US$1.0 billion).

Brazilian mining royalties

Samarco has received assessments, and disclosed contingent liabilities, for the alleged incorrect calculation of Financial Compensation for the Exploitation of Mineral Resources (CFEM) in respect of the period 1998-2017 totalling approximately US$0.4 billion (30 June 2025: US$0.4 billion).

5.
Expenses and other income

	2026	2025	2024
	US$M	US$M	US$M
Employee benefits expense:
Wages and salaries	5,198	5,017	4,633
Employee share awards	123	127	112
Social security costs	6	5	5
Pension and other post-retirement obligations	442	399	374
Less employee benefits expense classified as exploration and evaluation expenditure	(69)	(61)	(49)
Changes in inventories of finished goods and work in progress	(1,093)	433	(289)
Raw materials and consumables used	6,356	5,950	6,536
Freight and transportation	2,110	2,029	2,270
External services	5,418	5,726	5,795
Third-party commodity purchases	3,171	1,991	1,977
Net foreign exchange losses	184	85	23
Fair value change on derivatives[1]	130	(58)	84
Government royalties paid and payable	2,887	2,608	3,571
Exploration and evaluation expenditure incurred and expensed in the current period	347	346	399
Depreciation and amortisation expense	6,201	5,540	5,295
Impairment net of reversals:
Property, plant and equipment	2,399	106	3,833
Goodwill and other intangible assets	7	2	57
All other operating expenses	2,162	2,074	2,124
Total expenses	35,979	32,319	36,750
(Gain)/loss on disposal of subsidiaries and operations[2]	(65)	117	(915)
Other income[3]	(449)	(485)	(370)
Total other income	(514)	(368)	(1,285)

1.
Fair value change on derivatives is principally related to commodity price contracts, foreign exchange contracts and embedded derivatives used in the ordinary course of business as well as derivatives used as part of the funding of dividends.
2.
Includes gain on disposal of the Group’s interest in SolGold following takeover by Jiangxi Copper Company and on the divestment of the Carajás assets in Brazil to a wholly-owned subsidiary of CoreX Holding completed on 2 April 2026 net of the impact of fair value remeasurement of Blackwater and Daunia divestment related contingent consideration. FY2024 mainly relates to the gain on divestment of Blackwater and Daunia mines. Refer to note 3 'Exceptional items' for further information.
3.
Other income is generally income earned from transactions outside the course of the Group’s ordinary activities and may include certain management fees from non-controlling interests and joint arrangements, royalties, insurance recoveries, energy sales and commission income.

Recognition and measurement

Other income is recognised when it is probable that the economic benefits associated with a transaction will flow to the Group and can be reliably measured. Dividend income is recognised upon declaration.

6.
Income tax expense

	2026	2025	2024
	US$M	US$M	US$M
Total taxation expense comprises:
Current tax expense	9,708	7,033	7,435
Deferred tax (benefit)/expense	(320)	177	(988)
Total taxation expense	9,388	7,210	6,447

	2026	2025	2024
	US$M	US$M	US$M
Factors affecting income tax expense for the year
Income tax expense differs to the standard rate of corporation tax as follows:
Profit before taxation	22,414	18,353	16,048
Tax on profit at Australian prima facie tax rate of 30 per cent	6,724	5,506	4,814
Derecognition of deferred tax assets and current year tax losses	1,986	1,036	666
Tax on remitted and unremitted foreign earnings	513	354	224
Amounts (over)/under provided in prior years	(7)	(57)	(25)
Foreign exchange adjustments	(24)	21	(79)
Tax effect of profit/(loss) from equity accounted investments, related impairments and expenses[1]	(35)	78	737
Recognition of previously unrecognised tax assets	(88)	(127)	(110)
Impact of tax rates applicable outside of Australia	(1,538)	(1,132)	(556)
Other[2]	460	451	344
Income tax expense	7,991	6,130	6,015
Royalty-related taxation (net of income tax benefit)	1,397	1,080	432
Total taxation expense	9,388	7,210	6,447

1.
This item removes the prima facie tax effect on profit/(loss) from equity accounted investments, related impairments and expenses that are net of tax, with the exception of the Samarco forward exchange derivatives described in note 4 'Significant events – Samarco dam failure', which are taxable.
2.
Includes current tax expense related to Pillar Two income taxes of US$37 million (2025: US$1 million; 2024: US$ nil).

Income tax recognised in other comprehensive income is as follows:

	2026	2025	2024
	US$M	US$M	US$M
Income tax effect of:
Items that may be reclassified subsequently to the income statement:
Hedges:
(Losses)/gains taken to equity	72	(104)	10
Losses/(gains) transferred to the income statement	(39)	118	(15)
Others	–	–	–
Income tax credit/(charge) relating to items that may be reclassified subsequently to the income statement	33	14	(5)
Items that will not be reclassified to the income statement:
Re-measurement (losses)/gains on pension and medical schemes	4	3	(13)
Income tax credit/(charge) relating to items that will not be reclassified to the income statement	4	3	(13)
Total income tax credit/(charge) relating to components of other comprehensive income[1]	37	17	(18)

1.
Included within total income tax relating to components of other comprehensive income is US$37 million relating to deferred taxes and US$ nil relating to current taxes (2025: US$17 million and US$ nil; 2024: US$(18) million and US$ nil).

Recognition and measurement

Taxation on the profit/(loss) for the year comprises current and deferred tax. Taxation is recognised in the income statement except to the extent that it relates to items recognised directly in equity or other comprehensive income, in which case the tax effect is also recognised in equity or other comprehensive income.

Current tax	Deferred tax	Royalty-related taxation

Current tax is the expected tax on the taxable income for the year, using tax rates and laws enacted or substantively enacted at the reporting date, and any adjustments to tax payable in respect of previous years.

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the Financial Statements and the corresponding tax bases used in the computation of taxable profit, and is accounted for in accordance with IAS 12/AASB 112 ‘Income Taxes’ (IAS 12).

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilised.

Deferred tax is not recognised for temporary differences relating to:

•
initial recognition of goodwill
•
initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit, except where the transaction gives rise to equal and offsetting taxable and deductible temporary differences
•
investment in subsidiaries, associates and jointly controlled entities where the Group is able to control the timing of the reversal of the temporary difference and it is probable that they will not reverse in the foreseeable future

Deferred tax is measured at the tax rates that are expected to be applied when the asset is realised or the liability is settled, based on the laws that have been enacted or substantively enacted at the reporting date.

Current and deferred tax assets and liabilities are offset when the Group has a legally enforceable right to offset and when the tax balances are related to taxes levied by the same tax authority and the Group intends to settle on a net basis, or realise the asset and settle the liability simultaneously.

Royalties are treated as taxation arrangements (impacting income tax expense/(benefit)) when they are imposed under government authority and the amount payable is calculated by reference to revenue derived (net of any allowable deductions) after adjustment for temporary differences. Obligations arising from royalty arrangements that do not satisfy these criteria are recognised as current liabilities and included in expenses.

International Tax Reform – Pillar Two Model Rules

The Group has a presence in jurisdictions that have enacted or substantively enacted legislation in relation to the Pillar Two model rules, including Australia, where its ultimate parent entity is a tax resident. This effectively brings all jurisdictions in which the Group has a presence into the scope of the rules.

The mandatory temporary exception to recognising and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes has been applied at 30 June 2026.

The Group continues to monitor and evaluate the domestic implementation of the Pillar Two rules in the jurisdictions in which it operates. The implementation of legislation that is enacted or substantively enacted but not yet in effect is not expected to have a material impact on the Group’s global effective tax rate.

Uncertain tax and royalty matters

The Group operates across many tax jurisdictions. Application of tax law can be complex and requires judgement to assess risk and estimate outcomes. These judgements are subject to risk and uncertainty, hence there is a possibility that changes in circumstances will alter expectations, which may impact the amount of tax assets and tax liabilities, including deferred tax, recognised on the balance sheet and the amount of other tax losses and temporary differences not yet recognised. The evaluation of tax risks considers both amended assessments received and potential sources of challenge from tax authorities. The status of proceedings for these matters will impact the ability to determine the potential exposure and in some cases, it may not be possible to determine a range of possible outcomes or a reliable estimate of the potential exposure.

Tax and royalty matters with uncertain outcomes arise in the normal course of business and occur due to changes in tax law, changes in interpretation of tax law, periodic challenges and disagreements with tax authorities and legal proceedings.

Tax and royalty obligations assessed as having probable future economic outflows capable of reliable measurement are recognised as current or deferred tax amounts, as appropriate, as at 30 June 2026. Matters with a possible economic outflow and/or presently incapable of being measured reliably are contingent liabilities and disclosed in note 32 'Contingent liabilities'. Details of uncertain tax and royalty matters relating to Samarco are disclosed in note 4 'Significant events – Samarco dam failure'.

Key judgements and estimates

Income tax classification

Judgements: The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.

Deferred tax

Judgements: Judgement is required in:

•
determining the amount of deferred tax assets to be recognised based on the likely timing and the level of future taxable profits;
•
assessing whether changes in tax regimes or applicable tax rates are substantively enacted at the reporting date;
•
recognising deferred tax liabilities arising from temporary differences in investments. These deferred tax liabilities caused principally by retained earnings held in foreign tax jurisdictions are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

Estimates: The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis. Estimates and assumptions relating to projected earnings and cash flows as applied in the Group impairment process are used for operating assets.

These forecasts are also used to estimate the royalty-related tax rates to apply when the deferred tax assets are realised and deferred tax liabilities are settled.

7.
Earnings per share

	2026	2025	2024
Earnings attributable to BHP shareholders (US$M)	9,833	9,019	7,897
Weighted average number of shares (Million)
- Basic	5,078	5,073	5,068
- Diluted	5,089	5,083	5,077
Earnings per ordinary share (US cents)
- Basic	193.6	177.8	155.8
- Diluted	193.2	177.4	155.5
Headline earnings per ordinary share (US cents)
- Basic	239.1	182.4	195.9
- Diluted	238.6	182.0	195.6

Earnings on American Depositary Shares represent twice the earnings for BHP Group Limited ordinary shares.

Headline earnings is a Johannesburg Stock Exchange defined performance measure and is reconciled from earnings attributable to ordinary shareholders as follows:

	2026	2025	2024
	US$M	US$M	US$M
Earnings attributable to BHP shareholders	9,833	9,019	7,897
Adjusted for:
Loss/(gain) on sales of property, plant and equipment, intangibles and investments	1	(3)	(29)
Impairment of property, plant and equipment and intangibles net of reversals	2,405	154	3,905
(Gain)/loss on disposal of subsidiaries and operations	(65)	117	(915)
Tax effect of above adjustments	(30)	(34)	(928)
Subtotal of adjustments	2,311	234	2,033
Headline earnings	12,144	9,253	9,930
Diluted headline earnings	12,144	9,253	9,930

Recognition and measurement

Diluted earnings attributable to BHP shareholders are equal to earnings attributable to BHP shareholders.

The calculation of the number of ordinary shares used in the computation of basic earnings per share is the weighted average number of ordinary shares of BHP Group Limited outstanding during the period after deduction of the number of shares held by the BHP Group Limited Employee Equity Trust.

For the purposes of calculating diluted earnings per share, the effect of 11 million dilutive shares has been taken into account for the year ended 30 June 2026 (2025: 10 million shares; 2024: 9 million shares). The Group’s only potential dilutive ordinary shares are share awards granted under employee share ownership plans for which terms and conditions are described in note 26 'Employee share ownership plans'. Diluted earnings per share calculation excludes instruments which are considered antidilutive.

At 30 June 2026, there are no instruments which are considered antidilutive (2025: nil; 2024: nil).

Working capital

8.
Trade and other receivables

	2026	2025
	US$M	US$M
Trade receivables	3,807	3,081
Other receivables	1,283	1,172
Total	5,090	4,253
Comprising:
Current	5,011	4,116
Non-current	79	137

Recognition and measurement

Trade receivables are recognised initially at their transaction price or, for those receivables containing a significant financing component, at fair value. Trade receivables are subsequently measured at amortised cost using the effective interest method, less an allowance for impairment, except for provisionally priced receivables which are subsequently measured at fair value through profit or loss under IFRS 9.

The collectability of trade and other receivables is assessed continuously. At the reporting date, specific allowances are made for any expected credit losses based on a review of all outstanding amounts at reporting period-end. Individual receivables are written off when management deems them unrecoverable. The net carrying amount of trade and other receivables approximates their fair values.

Credit risk

Trade receivables generally have terms of less than 30 days. The Group has no material concentration of credit risk with any single counterparty and is not dominantly exposed to any individual industry.

Credit risk can arise from the non-performance by counterparties of their contractual financial obligations towards the Group. To manage credit risk, the Group maintains Group-wide procedures covering the application for credit approvals, granting and renewal of counterparty limits, proactive monitoring of exposures against these limits and requirements triggering secured payment terms. As part of these processes, the credit exposures with all counterparties are regularly monitored and assessed on a timely basis. The credit quality of the Group’s customers is reviewed and the solvency of each debtor and their ability to pay the receivable is considered in assessing receivables for impairment.

The 10 largest customers represented 32 per cent (2025: 35 per cent) of total credit risk exposures managed by the Group.

Receivables are deemed to be past due or impaired in accordance with the Group’s terms and conditions. These terms and conditions are determined on a case-by-case basis with reference to the customer’s credit quality, payment performance and prevailing market conditions. As at 30 June 2026, trade receivables of US$43 million (2025: US$26 million) were past due but not impaired. The majority of these receivables were less than 30 days overdue.

At 30 June 2026, trade receivables are stated net of provisions for expected credit losses of US$3 million (2025: US$2 million).

9.
Trade and other payables

	2026	2025
	US$M	US$M
Trade payables	5,699	5,082
Other payables	1,928	1,588
Total	7,627	6,670
Comprising:
Current	7,579	6,637
Non-current	48	33

10.
Inventories

	2026	2025	Definitions
	US$M	US$M
Raw materials and consumables	3,041	2,677	Spares, consumables and other supplies yet to be utilised in the production process or in the rendering of services.
Work in progress	3,722	3,186	Commodities currently in the production process that require further processing by the Group to a saleable form.
Finished goods	1,618	1,115	Commodities ready-for-sale and not requiring further processing by the Group.
Total[1]	8,381	6,978
Comprising:			Inventories classified as non-current are not expected to be utilised or sold within 12 months after the reporting date or within the operating cycle of the business.
Current	6,591	5,538
Non-current	1,790	1,440

1.
Inventory write-downs of US$75 million were recognised during the year (2025: US$243 million; 2024: US$69 million). FY2025 included US$133 million associated with the transition of WAN operations into temporary suspension (2024: US$ nil). Inventory write-downs of US$13 million made in previous periods were reversed during the year (2025: US$18 million; 2024: US$19 million).

Recognition and measurement

Regardless of the type of inventory and its stage in the production process, inventories are valued at the lower of cost and net realisable value. Cost is determined primarily on the basis of average costs and involves estimates of expected metal recoveries and work in progress volumes, calculated using available industry, engineering and scientific data. These estimates are periodically reassessed by the Group taking into account technical analysis and historical performance.

For processed inventories, cost is derived on an absorption costing basis. Cost comprises costs of purchasing raw materials and costs of production, including attributable mining and manufacturing overheads taking into consideration normal operating capacity.

Inventory quantities are assessed primarily through surveys and assays.

Resource assets

11.
Property, plant and equipment

	Land and buildings	Plant and equipment	Other mineral assets	Assets under construction	Exploration and evaluation	Total
	US$M	US$M	US$M	US$M	US$M	US$M
Net book value – 30 June 2026
At the beginning of the financial year	7,411	36,553	12,237	20,046	210	76,457
Additions[1]	87	2,265	1,129	9,215	61	12,757
Remeasurements of index-linked freight contracts[2]	–	340	–	–	–	340
Depreciation for the year	(581)	(5,130)	(349)	–	–	(6,060)
Net impairments for the year[3]	–	(99)	–	(2,300)	–	(2,399)
Disposals	(5)	(4)	–	(2)	–	(11)
Divestment of subsidiaries and operations	(5)	(144)	(162)	(7)	–	(318)
Transfers and other movements	926	6,285	(562)	(7,318)	(51)	(720)
At the end of the financial year[4]	7,833	40,066	12,293	19,634	220	80,046
– Cost	16,607	101,437	20,756	23,890	230	162,920
– Accumulated depreciation and impairments	(8,774)	(61,371)	(8,463)	(4,256)	(10)	(82,874)
Net book value – 30 June 2025
At the beginning of the financial year	7,565	34,504	12,227	17,097	236	71,629
Additions[1]	28	1,653	1,066	8,703	50	11,500
Remeasurements of index-linked freight contracts[2]	–	(210)	–	–	–	(210)
Depreciation for the year	(578)	(4,441)	(410)	–	–	(5,429)
Net impairments for the year[3]	(7)	(76)	(23)	–	–	(106)
Disposals	(1)	(19)	–	–	–	(20)
Divestment of subsidiaries and operations	–	(1)	(42)	–	–	(43)
Transfers and other movements	404	5,143	(581)	(5,754)	(76)	(864)
At the end of the financial year[4]	7,411	36,553	12,237	20,046	210	76,457
– Cost	15,617	93,385	20,359	22,002	223	151,586
– Accumulated depreciation and impairments	(8,206)	(56,832)	(8,122)	(1,956)	(13)	(75,129)

1.
Includes change in estimates and net foreign exchange gains/(losses) related to the closure and rehabilitation provisions for operating sites. Refer to note 15 'Closure and rehabilitation provisions'.
2.
Relates to remeasurements of index-linked freight contracts including continuous voyage charters (CVCs). Refer to note 22 'Leases'.
3.
Refer to note 13 'Impairment of non-current assets' for information on impairments.
4.
Includes the carrying value of the Group’s right-of-use assets relating to land and buildings and plant and equipment of US$3,030 million (2025: US$2,653 million). Refer to note 22 'Leases' for the movement of the right-of-use assets.

Recognition and measurement

Property, plant and equipment

Property, plant and equipment is recorded at cost less accumulated depreciation and impairment charges. Cost is the fair value of consideration given to acquire the asset at the time of its acquisition or construction and includes the direct costs of bringing the asset to the location and the condition necessary for operation and the estimated future costs of closure and rehabilitation of the facility.

Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. Refer to note 22 'Leases' for further details. Right-of-use assets are presented within the category of property, plant and equipment according to the nature of the underlying asset leased.

Exploration and evaluation

Exploration costs are incurred to discover mineral resources. Evaluation costs are incurred to assess the technical feasibility and commercial viability of resources found.
Exploration and evaluation expenditure is charged to the income statement as incurred, except in the following circumstances in which case the expenditure may be capitalised:

•
the exploration and evaluation activity is within an area of interest that was previously acquired as an asset acquisition or in a business combination and measured at fair value on acquisition or
•
the existence of a commercially viable mineral deposit has been established

A regular review of each area of interest is undertaken to determine the appropriateness of continuing to carry forward costs in relation to that area. Capitalised costs are only carried forward to the extent that they are expected to be recovered through the successful exploitation of the area of interest or alternatively by its sale. To the extent that capitalised expenditure is no longer expected to be recovered, it is charged to the income statement.

Development expenditure

When proven mineral reserves are determined and development is sanctioned, capitalised exploration and evaluation expenditure is reclassified as assets under construction within property, plant and equipment. All subsequent development expenditure is capitalised and classified as assets under construction, provided commercial viability conditions continue to be satisfied.

The Group may use funds sourced from external parties to finance the acquisition and development of assets and operations. Finance costs are expensed as incurred, except where they relate to the financing of construction or development of qualifying assets. Borrowing costs directly attributable to acquiring or constructing a qualifying asset are capitalised during the development phase.

In the instance where saleable material is extracted prior to the commissioning of a project/site, sale proceeds are recognised as revenue, with associated costs also recognised in the income statement. On completion of development, all assets included in assets under construction are reclassified within the relevant category of property, plant and equipment according to the nature of the underlying asset and depreciation commences.

Other mineral assets

Other mineral assets comprise:

•
capitalised exploration, evaluation and development expenditure for assets in production
•
mineral rights acquired
•
capitalised development and production stripping costs

Overburden removal costs

The process of removing overburden and other waste materials to access mineral deposits is referred to as stripping. Stripping is necessary to obtain access to mineral deposits and occurs throughout the life of an open-pit mine. Development and production stripping costs are classified as other mineral assets in property, plant and equipment.

Stripping costs are accounted for separately for individual components of an ore body. The determination of components is dependent on the mine plan and other factors, including the size, shape and geotechnical aspects of an ore body. The Group accounts for stripping activities as follows:

Development stripping costs

These are initial overburden removal costs incurred to obtain access to mineral deposits that will be commercially produced. These costs are capitalised when it is probable that future economic benefits (access to mineral ores) will flow to the Group and costs can be measured reliably.

Once the production phase begins, capitalised development stripping costs are depreciated using the units of production method based on the proven and probable reserves of the relevant identified component of the ore body which the initial stripping activity benefits.

Production stripping costs

These are post initial overburden removal costs incurred during the normal course of production activity, which commences after the first saleable minerals have been extracted from the component. Production stripping costs can give rise to two benefits, the accounting for which is outlined below:

Production stripping activity
Benefits of stripping activity	Extraction of ore (inventory) in current period.	Improved access to future ore extraction.

Period benefited	Current period	Future period(s)

Recognition and measurement criteria	When the benefits of stripping activities are realised in the form of inventory produced; the associated costs are recorded in accordance with the Group’s inventory accounting policy.

When the benefits of stripping activities are improved access to future ore; production costs are capitalised when all the following criteria are met:

•
the production stripping activity improves access to a specific component of the ore body and it is probable that economic benefits arising from the improved access to future ore production will be realised
•
the component of the ore body for which access has been improved can be identified
•
costs associated with that component can be measured reliably

Allocation of costs

Production stripping costs are allocated between the inventory produced and the production stripping asset using a life-of-component waste-to-ore (or mineral contained) strip ratio. When the current strip ratio is greater than the estimated life-of-component ratio a portion of the stripping costs is capitalised to the production stripping asset.

Asset recognised from stripping activity	Inventory	Other mineral assets within property, plant and equipment.

Depreciation basis	Not applicable	On a component-by-component basis using the units of production method based on proven and probable reserves.

Key judgements and estimates

Judgements: Judgement is applied by management in determining the components of an ore body.

Estimates: Estimates are used in the determination of stripping ratios and mineral reserves by component. Changes to estimates related to life-of-component waste-to-ore (or mineral contained) strip ratios and the expected ore production from identified components are accounted for prospectively and may affect depreciation rates and asset carrying values.

Depreciation

Depreciation of assets, other than land, assets under construction and capitalised exploration and evaluation that are not depreciated, is calculated using either the straight-line (SL) method or units of production (UoP) method, net of residual values, over the estimated useful lives of specific assets. The depreciation method and rates applied to specific assets reflect the pattern in which the asset’s benefits are expected to be used by the Group. The UoP depreciation method is used when the pattern of use is best reflected by production volumes. The Group’s proved and probable reserves for minerals assets are used to determine UoP depreciation unless doing so results in depreciation charges that do not reflect the asset’s useful life. Where this occurs, alternative approaches to determining reserves are applied, to provide a phasing of periodic depreciation charges that better reflects the asset’s expected useful life.

Where assets are dedicated to a mine lease, the useful lives below are subject to the lesser of the asset category’s useful life and the life of the mine lease, unless those assets are readily transferable to another productive mine.

Assets classified as held for sale are measured at the lower of their carrying amount and fair value less cost to sell and therefore not depreciated.

Key estimates

The determination of useful lives, residual values and depreciation methods involves estimates and assumptions and is reviewed annually. Any changes to useful lives or any other estimates or assumptions, including the expected impact of climate change and the transition to a low-carbon economy, may affect prospective depreciation rates and asset carrying values.

The table below summarises the principal depreciation methods and rates applied to major asset categories by the Group.
Asset category	Plant and equipment
Buildings – Mine related property	UoP based upon reserves, otherwise SL over 25-50 years
Plant and equipment	UoP based upon reserves, otherwise SL over 3-30 years
Mineral rights	UoP based upon reserves
Capitalised exploration, evaluation and development expenditure	UoP based upon reserves

Commitments

The Group’s commitments for capital expenditure were US$4,300 million as at 30 June 2026 (2025: US$4,785 million). The Group’s commitments related to leases are included in note 22 'Leases'.

12.
Intangible assets

	2026			2025
	Goodwill	Other intangibles	Total	Goodwill	Other intangibles	Total
	US$M	US$M	US$M	US$M	US$M	US$M
Net book value
At the beginning of the financial year	1,341	583	1,924	1,341	377	1,718
Additions	–	284	284	–	160	160
Amortisation for the year	–	(141)	(141)	–	(111)	(111)
Impairments for the year[1]	–	(7)	(7)	–	(2)	(2)
Disposals	–	(17)	(17)	–	(17)	(17)
Transfers and other movements	–	70	70	–	176	176
At the end of the financial year	1,341	772	2,113	1,341	583	1,924
– Cost	1,391	2,459	3,850	1,391	2,127	3,518
– Accumulated amortisation and impairments	(50)	(1,687)	(1,737)	(50)	(1,544)	(1,594)

1.
Refer to note 13 'Impairment of non-current assets' for information on impairments.

Recognition and measurement

Goodwill

Where the fair value of the consideration paid for a business acquisition exceeds the fair value of the identifiable assets, liabilities and contingent liabilities acquired, the difference is treated as goodwill. Goodwill is not amortised and is measured at cost less any impairment losses.

Other intangibles

The Group capitalises amounts paid for the acquisition of identifiable intangible assets, such as software and licences, where it is considered that they will contribute to future periods through revenue generation or reductions in cost. These assets, classified as finite life intangible assets, are carried in the balance sheet at the fair value of consideration paid (cost) less accumulated amortisation and impairment charges. Intangible assets with finite useful lives are amortised on a straight-line basis over their useful lives. The estimated useful lives are generally no greater than eight years.

Assets classified as held for sale are measured at the lower of their carrying amount and fair value less cost to sell and therefore not amortised.

13.
Impairment of non-current assets

		2026
Cash generating unit	Segment	Property, plant and equipment	Goodwill and other intangibles	Equity- accounted investment[1]	Total
		US$M	US$M	US$M	US$M
Jansen project	Group and unallocated	2,300	–	–	2,300
Other	Various	101	7	–	108
Total impairment of non-current assets		2,401	7	–	2,408
Reversal of impairment		(2)	–	–	(2)
Net impairment of non-current assets		2,399	7	–	2,406

		2025
Cash generating unit	Segment	Property, plant and equipment	Goodwill and other intangibles	Equity- accounted investment[1]	Total
		US$M	US$M	US$M	US$M
Other	Various	196	2	63	261
Total impairment of non-current assets		196	2	63	261
Western Australia Nickel[2]	Group and unallocated	(90)	–	–	(90)
Reversal of impairment		(90)	–	–	(90)
Net impairment of non-current assets		106	2	63	171

1.
Impairment of equity accounted investment is recognised within ‘Profit/(loss) from equity accounted investments, related impairments and expenses’ in the Consolidated Income Statement.
2.
Reversal of impairment was recognised as exceptional. Refer to note 3 'Exceptional items' for further information.

Recognition and measurement

Impairment tests for all non-financial assets (excluding goodwill) are performed when there is an indication of impairment. Goodwill is tested for impairment at least annually. Where the asset does not generate cash flows that are independent from other assets, the Group estimates the recoverable amount of the cash generating unit (CGU) to which the asset belongs, being the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. If the carrying amount of the asset or CGU exceeds its recoverable amount, the asset or CGU is impaired and an impairment loss is charged to the income statement so as to reduce the carrying amount in the balance sheet to its recoverable amount.

Previously impaired assets (excluding goodwill as impairment losses are not reversed in subsequent periods) are reviewed for possible reversal of previous impairment at each reporting date. Impairment reversal cannot exceed the carrying amount that would have been determined (net of depreciation) had no impairment loss been recognised for the asset or CGU. Such reversal is recognised in the income statement.

How recoverable amount is calculated

The recoverable amount is the higher of an asset’s or CGU’s fair value less cost of disposal (FVLCD) and its value in use (VIU).

Fair value less cost of disposal

FVLCD is an estimate of the amount that a market participant would pay for an asset or CGU, less the cost of disposal. FVLCD for mineral assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax market discount rate to arrive at a net present value of the asset, which is compared against the asset’s carrying value. FVLCD may also take into consideration other market-based indicators of fair value. FVLCD are based primarily on Level 3 inputs as defined in note 24 'Financial risk management' unless otherwise noted.

Value in use

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal or closure. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) to a FVLCD calculation.

Impairment of non-current assets (excluding goodwill)

Impairment of non-current assets relating to the year ended 30 June 2026 are detailed below.

Jansen project

At 30 June 2026, the Group determined the overall recoverable amount of the Jansen project CGU to be approximately US$8,800 million resulting in an aggregate impairment of US$2,300 million. The impairment is primarily driven by higher forecast capital intensity for both currently approved phases (Stages 1 and 2) and potential future expansion phases of the Jansen project. The Jansen project CGU is part of the ‘Group and unallocated items’ reportable segment.

The valuation for the Jansen project CGU was determined using FVLCD methodology, applying discounted cash flow techniques based primarily on Level 3 inputs (as defined in note 24 ‘Financial risk management’) and applying a post-tax real discount rate of 7.0 per cent. The valuation is most sensitive to changes in the long-term potash price outlook and the risking applied to potential future expansion phases of the Jansen resource. Given the completion of detailed reviews of cost and schedule estimates for Stages 1 and 2 completed in FY2026 and the risking applied to future expansion phases in the current valuation, management does not consider there to be a significant risk of a further material impairment in the next financial reporting period. All estimates require judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group.

Key judgements and estimates that have been applied in the valuations using DCF techniques are disclosed further below.

No material impairment of non-current assets for the year ended 30 June 2025.

Impairment test for goodwill

The carrying amount of goodwill has been allocated to the CGUs, or groups of CGUs, as follows:

Cash generating unit	2026	2025
	US$M	US$M
Copper SA	1,154	1,154
Other	187	187
Total goodwill	1,341	1,341

For the purpose of impairment testing, goodwill has been allocated to CGUs or groups of CGUs, that are expected to benefit from the synergies of previous business combinations, which represent the level at which management will monitor and manage goodwill.

Copper SA goodwill
Impairment test conclusion	The Group performed an impairment test of the Copper SA Group of CGUs, including goodwill, as at 30 June 2026 and an impairment charge was not required.
How did the goodwill arise?	Goodwill of US$1,010 million and US$144 million in relation to the acquisitions of WMC Resources Ltd (2005) and OZ Minerals Ltd (2023), respectively.
Segment	Copper SA is part of the Copper reportable segment.
How were the valuations calculated?	FVLCD methodology using DCF techniques has been applied in determining the recoverable amount of Copper SA.
Significant assumptions and sensitivities

The valuation of Copper SA exceeded its carrying amount by approximately US$6.6 billion (2025: US$10.5 billion) and is most sensitive to changes in copper commodity price, production volumes, operating costs and discount rates. It is considered that there are no reasonably possible changes in these key assumptions that would, in isolation, result in the estimated recoverable amount being equal to the carrying amount. The valuation applied a post-tax real discount rate of 7.0 per cent (2025: 7.0 per cent).

Key judgements and estimates that have been applied in the FVLCD valuation are disclosed further below.

Goodwill held by other CGUs is US$187 million (2025: US$187 million). This represents less than one per cent of net assets at 30 June 2026 (2025: less than one per cent). There was no impairment of other goodwill in the year to 30 June 2026 (2025: US$ nil).

Key judgements and estimates

Judgements: Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.

Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts, or the possible additional impacts from emerging risks including those related to climate change and the transition to a low-carbon economy.

Climate change

The Group’s impairment assessments may be impacted by climate change and the transition to a low-carbon economy. Further detail is provided in note 16 ‘Climate change’.

Estimates: The Group performs a recoverable amount determination for an asset or CGU when there is an indication of impairment or impairment reversal.

Previously impaired CGUs and recently acquired assets recognised at fair value on acquisition may have comparatively lower headroom between carrying value and recoverable amount, reflecting the basis on which those carrying values have been determined.

When the recoverable amount is measured by reference to FVLCD, in the absence of quoted market prices or binding sale agreement, estimates are made regarding the present value of future post-tax cash flows. These estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, capital expenditure, closure and rehabilitation costs, taxes, risking factors applied to cash flows and discount rates. The cash flow forecasts may include net cash flows expected from the extraction, processing and sale of material that does not currently qualify for inclusion in reserves. Reserves and resources are included in the assessment of FVLCD to the extent that it is considered probable that a market participant would attribute value to them.

When recoverable amount is measured using VIU, estimates are made regarding the present value of future cash flows based on internal budgets and forecasts and life of asset plans. Key estimates are similar to those identified for FVLCD, although some assumptions and values may differ as they reflect the perspective of management rather than a market participant.

All estimates require judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of an asset or CGU at each reporting date. With the exception of the Jansen project CGU impairment mentioned above, no indicators of impairment, or impairment reversal, were identified across the Group’s remaining CGUs at 30 June 2026 noting that the carrying value of the Spence CGU is the most susceptible to changes in the significant estimates outlined below in the next reporting period.

The significant estimates impacting the Group’s recoverable amount determinations are:

Commodity prices

Commodity prices were based on latest internal forecasts which assume short-term market prices will revert to the Group’s assessment of long-term price. These price forecasts reflect management’s long-term views of global supply and demand, built upon past experience of the commodity markets and are benchmarked with external sources of information such as analyst forecasts. Prices are adjusted based upon premiums or discounts applied to global price markers to reflect the location, nature and quality of the Group’s production, or to take into account contracted prices.

Future production volumes

Estimated production volumes were based on detailed data and took into account development plans established by management as part of the Group’s long-term planning process. When estimating FVLCD, assumptions reflect all reserves and resources that a market participant would consider when valuing the respective CGU, which in some cases are broader in scope than the reserves that would be used in a VIU test. In determining FVLCD, risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved.

Cash outflows (including operating costs, capital expenditure, closure and rehabilitation costs and taxes)

Closure cash outflows are based on internal budgets and forecasts and life of asset plans. Cost assumptions reflect management experience and expectations. Tax assumptions reflect existing and substantively enacted tax and royalty regimes and rates applicable in the jurisdiction of the CGU. In the case of FVLCD, cash flow projections include the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost where a market participant may take a consistent view. VIU does not take into account future development.

Discount rates

The Group uses real post-tax discount rates applied to real post-tax cash flows. The discount rates are derived using the weighted average cost of capital methodology. Adjustments to the rates are made for any risks that are not reflected in the underlying cash flows, including country risk.

14.
Deferred tax balances

The movement for the year in the Group’s net deferred tax position is as follows:

	2026	2025	2024
	US$M	US$M	US$M
Net deferred tax (liability)/asset
At the beginning of the financial year	(3,428)	(3,265)	(4,243)
Income tax credit/(charge) recorded in the income statement[1]	320	(177)	988
Income tax credit/(charge) recorded directly in equity	51	(17)	(6)
Divestment of subsidiaries and operations	32	14	(3)
Other movements	38	17	(1)
At the end of the financial year	(2,987)	(3,428)	(3,265)

1.
Includes US$1,125 million income tax credit in the year ended 30 June 2024 as a result of an impairment of Western Australia Nickel Assets.

For recognition and measurement of deferred tax assets and liabilities, refer to note 6 'Income tax expense'. The mandatory temporary exception to recognising and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes has been applied at 30 June 2026.

The composition of the Group’s net deferred tax assets and liabilities recognised in the balance sheet and the deferred tax expense (credited)/charged to the income statement is as follows:

	Deferred tax assets		Deferred tax liabilities		(Credited)/charged to the income statement
	2026	2025	2026	2025	2026	2025	2024
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
Type of temporary difference
Depreciation	(507)	(876)	5,296	5,284	(322)	211	(896)
Employee benefits	41	35	(541)	(477)	(65)	(78)	6
Closure and rehabilitation	221	195	(2,111)	(1,826)	(311)	(96)	(29)
Other provisions	39	47	(180)	(202)	29	2	23
Deferred income	–	–	(16)	(9)	(8)	14	(9)
Deferred charges	(38)	(31)	588	551	44	5	(148)
Investments, including foreign tax credits	281	281	660	516	143	96	(6)
Foreign exchange gains and losses	(21)	(14)	32	85	(45)	9	(115)
Tax losses	88	491	(32)	(38)	409	(80)	40
Lease liability	35	23	(749)	(735)	(25)	(19)	45
Other	(25)	(73)	154	357	(169)	113	101
Total	114	78	3,101	3,506	(320)	177	(988)

The composition of the Group’s unrecognised deferred tax assets and liabilities is as follows:

	2026	2025
	US$M	US$M
Unrecognised deferred tax assets
Tax losses and tax credits[1]	12,071	10,159
Investments in subsidiaries[2]	1,729	1,681
Mineral rights[3]	3,249	3,224
Other deductible temporary differences[4]	2,101	1,965
Total unrecognised deferred tax assets	19,150	17,029
Unrecognised deferred tax liabilities
Investments in subsidiaries[2]	2,454	2,349
Total unrecognised deferred tax liabilities	2,454	2,349

1.
At 30 June 2026, the Group had income and capital tax losses with a tax benefit of US$6,000 million (2025: US$5,621 million) and tax credits of US$6,071 million (2025: US$4,538 million), which are not recognised as deferred tax assets, because it is not probable that future taxable profits or capital gains will be available against which the Group can utilise the benefits.

The gross amount of tax losses carried forward that have not been recognised is as follows:

Year of expiry	2026	2025
	US$M	US$M
Income tax losses
Not later than one year	34	14
Later than one year and not later than two years	12	16
Later than two years and not later than five years	36	46
Later than five years and not later than 10 years	1,265	872
Later than 10 years and not later than 20 years	1,637	623
Unlimited	5,754	5,752
	8,738	7,323
Capital tax losses
Not later than one year	–	–
Later than two years and not later than five years	–	–
Unlimited	13,321	13,371
Gross amount of tax losses not recognised	22,059	20,694
Tax effect of total losses not recognised	6,000	5,621

Of the US$6,071 million of tax credits, US$4,518 million expires not later than 10 years (2025: US$3,566 million) and US$1,547 million expires later than 10 years and not later than 20 years (2025: US$972 million). The remainder of the tax credits do not have an expiration date.

2.
The Group has deferred tax assets and deferred tax liabilities associated with undistributed earnings of subsidiaries that have not been recognised because the Group is able to control the timing of the reversal of the temporary differences and it is not probable that these differences will reverse in the foreseeable future. Where the Group has undistributed earnings held by associates and joint interests, the deferred tax liability will be recognised as there is no ability to control the timing of the potential distributions.
3.
The Group has deductible temporary differences relating to mineral rights for which deferred tax assets have not been recognised because it is not probable that future capital gains will be available against which the Group can utilise the benefits. The deductible temporary differences do not expire under current tax legislation.
4.
The Group has other deductible temporary differences for which deferred tax assets have not been recognised because it is not probable that future taxable profits will be available against which the Group can utilise the benefits. The deductible temporary differences do not expire under current tax legislation.
15.
Closure and rehabilitation provisions

	2026	2025
	US$M	US$M
At the beginning of the financial year	10,468	9,837
Capitalised amounts for operating sites:
Change in estimate	628	548
Exchange translation	285	(61)
Adjustments charged/(credited) to the income statement:
Change in estimate	17	112
Exchange translation	61	(11)
Other adjustments to the provision:
Amortisation of discounting impacting net finance costs	627	510
Divestment of subsidiaries and operations	(15)	–
Expenditure on closure and rehabilitation activities	(471)	(468)
Other movements	(2)	1
At the end of the financial year	11,598	10,468
Comprising:
Current	645	662
Non-current	10,953	9,806
Operating sites	7,953	6,908
Closed sites	3,645	3,560

Profile of closure and rehabilitation cash flows

The table below indicates the estimated profile of the Group’s closure and rehabilitation provisions. The profile reflects the undiscounted forecast cash flows that underpin the provisions. In some instances, the Group has an obligation to rehabilitate and maintain a closed site for an indefinite period. For the purpose of this analysis, the cashflow period has been restricted to 100 years.

	2026	2025
Proportion of the Group’s undiscounted forecast cash flows	%	%
In one year or less	4	4
In more than one year but not more than two years	2	3
In more than two years but not more than five years	10	10
In more than five years but not more than ten years	20	15
In more than ten years	64	68
Total	100	100

The Group is required to close and rehabilitate sites and associated facilities at the end of or, in some cases, during the course of production to a condition acceptable to the relevant authorities, as specified in licence requirements and the Group’s closure performance requirements.

The key components of closure and rehabilitation activities are:

•
the removal of all unwanted infrastructure associated with an operation
•
the return of disturbed areas to a safe, stable and self-sustaining condition, consistent with the agreed post-closure land use

Recognition and measurement

Provisions for closure and rehabilitation are recognised by the Group when:

•
it has a present legal or constructive obligation as a result of past events
•
it is more likely than not that an outflow of resources will be required to settle the obligation
•
the amount can be reliably estimated

Initial recognition and measurement	Subsequent measurement

Closure and rehabilitation provisions are initially recognised when an environmental disturbance first occurs. The individual site provisions are an estimate of the expected value of future cash flows required to close the relevant site using current standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to their present value using currency specific discount rates aligned to the estimated timing of cash outflows.

When provisions for closure and rehabilitation are initially recognised, the corresponding cost is capitalised as an asset, representing part of the cost of acquiring the future economic benefits of the operation.

The closure and rehabilitation asset, recognised within property, plant and equipment, is depreciated over the life of the operations. The value of the provision is progressively increased over time as the effect of discounting unwinds, resulting in an expense recognised in net finance costs.

The closure and rehabilitation provision is reviewed at each reporting date to assess if the estimate continues to reflect the best estimate of the obligation. If necessary, the provision is remeasured to account for factors such as:

•
additional disturbance during the period
•
revisions to estimated reserves, resources and lives of operations including any changes to expected operating lives arising from the Group’s latest assessment of the potential impacts of climate change and the transition to a low-carbon economy
•
developments in technology
•
changes to regulatory requirements and environmental management strategies
•
changes in the estimated extent and costs of anticipated activities, including the effects of inflation and movements in foreign exchange rates
•
movements in interest rates affecting the discount rate applied

Changes to the closure and rehabilitation estimate for operating sites are added to, or deducted from, the related asset and amortised on a prospective basis over the remaining life of the operation, generally applying the units of production method.

Costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognised as an expense and liability when the event gives rise to an obligation that is probable and capable of reliable estimation.

Closed sites

Where future economic benefits are no longer expected to be derived through operation, changes to the associated closure and remediation costs are charged to the income statement in the period identified. The amount charged to the income statement, inclusive of exchange translation and remediation costs related to contaminated sites, was US$78 million in the year ended 30 June 2026 (2025: US$101 million; 2024: US$38 million).

Key estimates

Closure cost estimates are generally based on conceptual level studies early in the operating life of an asset with more detailed studies and planning performed as closure risks (including those related to climate change) are identified and/or as an asset, or parts thereof, near closure. As such, the recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•
the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure, decharacterisation of tailings storage facilities and rehabilitation activities
•
costs associated with future closure activities
•
the extent and period of post-closure monitoring and maintenance, including water management
•
applicable discount rates
•
the timing of cash flows and ultimate closure of operations

The extent, cost and timing of future closure activities may also be impacted by the potential physical impacts of climate change and the transition to a low-carbon economy. Further detail is provided in note 16 ‘Climate change’.

Estimates for post-closure monitoring and maintenance reflect the Group’s strategies for individual sites, which may include possible relinquishment. The period of monitoring and maintenance included in the provision requires judgement and considers regulatory and licencing requirements, the outcomes of studies and management’s current assessment of stakeholder expectations.

While progressive closure is performed across a number of operations, significant activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts.

Approximately 42 per cent (2025: 44 per cent) of the Group’s total undiscounted forecast cash flows are expected to be incurred after more than 30 years, reflecting the long-lived nature of many of the Group’s operations which have remaining production lives ranging from 4-79 years (2025: 4-86 years). The discount rates applied to the Group’s closure and rehabilitation provisions are determined by reference to the currency of the closure cash flows, the period over which the cash flows will be incurred and prevailing market interest rates (where available). The Group continues to monitor current market conditions with no change made to the Group’s discount rates in the current year.

While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies, trials and detailed analysis of relevant knowledge and resultant closure activities for individual assets continue to be performed throughout the life of asset. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new closure and rehabilitation techniques, changes in regulatory requirements and stakeholder expectations for closure (including costs associated with equitable transition), development of new technologies, risks relating to climate change and the transition to a low-carbon economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.

Sensitivity

A 0.5 per cent increase in the discount rates applied at 30 June 2026 would result in a decrease to the closure and rehabilitation provision of approximately US$770 million, a decrease in property, plant and equipment of approximately US$532 million in relation to operating sites and an income statement credit of approximately US$238 million in respect of closed and contaminated sites. In addition, the change would result in a decrease of approximately US$38 million to depreciation expense and a US$32 million increment in net finance costs due to unwind of discount for the year ending 30 June 2027.

Given the long-lived nature of the majority of the Group’s assets, the majority of final closure activities are generally not expected to occur for a significant period of time.

However, a one-year acceleration in forecast cash flows of the Group’s closure and rehabilitation provisions, in isolation, would result in an increase to the provision of approximately US$326 million, an increase in property, plant and equipment of US$198 million in relation to operating sites and an income statement charge of US$128 million in respect of closed sites and contaminated sites.

16.
Climate change

The Group’s current climate change strategy focuses on developing a portfolio of commodities to support the major global shifts shaping our world, reducing operational greenhouse gas (GHG) emissions (Scopes 1 and 2 from our operated assets), supporting value chain (Scope 3) GHG emissions reductions, and managing climate-related risks and opportunities.

Areas of these Financial Statements that may be impacted in connection with this strategy throughout the value creation and delivery cycle of the Group’s operations, include:

Phase	Area of potential Financial Statement impact
Exploration and acquisition	• Portfolio decisions
Development and mining/process and logistics
•
Climate-related transition risks and opportunities and asset carrying values
•
Climate-related physical risks and asset carrying values
•
Acquisition and use of carbon credits
•
Useful economic lives of property, plant and equipment
•
Expenditure on operational decarbonisation

Sales, marketing and procurement	• Expenditure to support value chain decarbonisation
Closure and rehabilitation	• Timing, scope and expected cost of closure and rehabilitation activities

The significant judgements and key estimates used in the preparation of these Financial Statements reflect the Group’s current planning range (which implies a projected global average temperature increase of approximately 2.2 - 2.5°C by CY2100), as described below. At the date of issue of these Financial Statements, indicators show the appropriate measures are not in place globally to drive decarbonisation at the pace or scale required to achieve the aim of the Paris Agreement to limit the global average temperature increase to 1.5°C above pre-industrial levels by CY2100.

The Group continues to monitor global decarbonisation signposts and considers these in updates to its planning range, associated price outlooks and cost of carbon assumptions. If such signposts indicate the appropriate measures are in place for achievement of a 1.5°C outcome, this would be reflected in the Group’s planning range.

Changes to the Group’s climate change strategy or global decarbonisation trends may impact the Group’s significant judgements and key estimates, and result in material changes to financial results, cash flows and the carrying values of certain assets and liabilities in future reporting periods.

Portfolio decisions

Over recent years, the Group has repositioned its portfolio towards commodities that can help enable and support the major global shifts of decarbonisation, electrification, digitalisation, urbanisation and population growth. Copper supports electrification, including energy transition infrastructure and digitalisation; iron ore and steelmaking coal are key inputs to steel production needed for construction; and the Group is developing a world-class potash asset to support food security and more sustainable land use. Within a decarbonisation context, copper represents a key growth opportunity reflecting its role in the energy transition. The Group’s strategy includes organic growth and expansion of existing copper assets, as well as greenfield projects such as Vicuña and Resolution. Refer to note 2 ‘Revenue’, which presents current and prior year revenue by commodity.

Climate-related transition risks and opportunities and asset carrying values

Significant judgements and key estimates in relation to the preparation of these Financial Statements, including asset carrying values and impairment assessments, are impacted by the Group’s current assessment of the range of economic and climate-related conditions that could exist in the world’s transition to a low-carbon economy. For example, demand for the Group’s commodities may decrease due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a cash generating unit’s (CGU) reserves becoming incapable of extraction in an economically viable fashion. Alternatively, technological or market developments increasing demand for commodities in the portfolio that help enable decarbonisation may have a positive impact on prices for those commodities.

The Group’s planning range comprises a ‘most likely’ base case, used as the basis for judgements and assumptions in these Financial Statements with probabilistic upside and downside cases for commodity prices that are designed to capture uncertainty. The planning range reflects the Group's proprietary forecasts for the global economy and associated sub-sectors (i.e. energy, transport, agriculture and steel) and the resulting market outlook for core commodities.

Given the complexity and inherent uncertainty of long run forecasting, the Group periodically reviews key assumptions underpinning its planning range to reflect new information.

During FY2026, the Group updated the key assumptions underpinning its planning range to reflect evolving economic and geopolitical conditions. As a result, the planning range now implies a projected global average temperature increase of approximately 2.2 - 2.5°C by CY2100 (compared to around 2°C for the Group’s planning range in FY2025), reflecting an updated assessment of the Group’s outlook on global decarbonisation pathways.

The Group reflects the planning range and associated price outlooks in the internal valuations used as the basis for the Group’s impairment assessments.

The discount rate used in the internal valuations underpinning impairment assessments reflects a real post-tax weighted average cost of capital (WACC), including country and state risk premia where appropriate and ranges from 7.0 per cent to 10.0 per cent across the Group (FY2025: 7.0 per cent to 9.5 per cent). Cash flow forecasts used as the basis for impairment testing consider asset specific risks, including climate-related physical risks and therefore the Group does not apply a separate climate-related risk adjustment in the Group’s WACC.

Investment decisions and asset valuations used for the purposes of impairment testing also consider carbon price assumptions in relevant regions by applying a carbon price to estimated unmitigated Scopes 1 and 2 GHG emissions over the life of the respective operation. In determining the Group’s strategy and carbon price forecast, factors including a country’s current and announced climate policies, targets and societal factors, such as public acceptance and demographics, are considered.

The Group's base case projections estimate that carbon prices are likely to rise over time, ranging from US$0 to US$146 per tCO2e by FY2030 and US$0 to US$250 by FY2050.

Further detail on the Group’s significant judgements and estimates that inform the planning range and FY2026 impairment assessments, is included in note 13 ‘Impairment of non-current assets’.

Climate-related physical risks and asset carrying values

The Group’s operations are exposed to climate-related physical risks. These risks may arise from both the increasing severity and/or frequency of acute events (extreme climatic events, such as floods, cyclones and heatwaves) and chronic changes (such as prolonged drought, rising temperatures, and incremental increases in extreme heat days). The potential effects of these events may be both direct and indirect.

To seek to mitigate operational interruption risk from climate hazards, the Group considers climate-related physical risks as part of its capital projects decision making process, including, where relevant, the incorporation of weather conditions and climate projections in asset design. As adaptation measures are generally embedded within the broader capital project scopes, any current year expenditure would be reflected within the additions to Property, plant and equipment in note 11 ‘Property, plant and equipment’.

In addition, where relevant, the Group’s current best estimate of potential future operational interruptions is reflected in the internal valuations used as the basis for the Group’s impairment assessments. These estimates are informed by historical weather disruption patterns in addition to forward‑looking climate outlooks under different climate scenarios relevant to asset location and infrastructure.

Further detail on the Group’s significant judgements and estimates that inform the FY2026 impairment assessments is outlined in note 13 ‘Impairment of non-current assets’.

Assessing climate-related physical risk is inherently complex and subject to a high degree of uncertainty. The Group relies on external climate scenarios, which are periodically updated to reflect the latest scientific understanding of the impacts of climate change on weather patterns. Future updates to these scenarios may influence risk assessments and could result in material changes to financial results and the carrying values of assets and liabilities in future reporting periods. The timing and nature of any such changes are subject to significant uncertainty.

Acquisition and use of carbon credits

The Group’s carbon credits, and offsetting strategy is managed at the Group level. The Group currently acquires carbon credits primarily for regulatory purposes. The Group’s plan is to achieve its FY2030 operational GHG emissions (Scopes 1 and 2 emissions from the Group’s operated assets) target through structural abatement, but if there is an unanticipated shortfall in the pathway to achieve the target, there may be a need to surrender voluntary carbon credits to close the performance gap. The Group will not use regulatory carbon credits when determining whether it has achieved its FY2030 target. The Group may also sell carbon credits, depending on internal use requirements, or originate carbon credits through project development or direct investment.

Acquired carbon credits are recognised as an asset initially at cost and are subsequently subject to impairment and/or net realisable value assessments. Classification of the asset reflects the intended manner of use:

•
Inventory – where the intended use is uncertain or the carbon credit is available for trading purposes (either separately or ‘bundled’ with sale of a commodity) (FY2026: US$ nil, FY2025: US$ nil); or
•
Intangible asset – held for regulatory or voluntary surrender (FY2026: US$22 million, FY2025: US$19 million)

The Group has also recognised prepayments of US$49 million (FY2025: US$32 million) for the future delivery of carbon credits.

Useful economic lives of property, plant and equipment

The determination of useful lives of the Group’s PP&E requires judgement, including consideration of the Group’s climate change strategy, targets and goals, decarbonisation plans and the possible impact of transition risks and opportunities on demand for the Group’s commodities.

Useful lives are reviewed each reporting period, including to ensure they do not exceed the remaining expected operating life of the operation in which they are utilised. The remaining lives of the Group’s operations reflect the Group’s planning range and its underlying climate-related assumptions.

Diesel combustion remains the single largest source of operational GHG emissions and the Group’s preferred option to displace diesel is via electrification. As the pace of development of some decarbonisation technology has been slowed by Original Equipment Manufacturers, particularly relating to delays in the displacement of diesel used for materials movement, the deployment into the Group’s operations is not anticipated until post FY2030.

The Group’s operational plans continue to assume the progressive replacement of haul trucks, and other diesel-powered equipment only at the end of their useful lives in line with the Group’s regular fleet renewal programs. Renewal programs are expected to utilise technology available at the time of the scheduled replacement. As such, expected fleet decarbonisation did not impact the Group’s existing fleet assets in FY2026.

Expenditure on operational decarbonisation

The Group has a medium-term target to reduce its operational GHG emissions (Scopes 1 and 2 from the Group’s operated assets) by at least 30 per cent from the Group’s FY2020 baseline levels by FY2030 and a long-term goal to achieve net zero operational GHG emissions by CY2050. The FY2020 baseline for the medium-term target and the reference year for the long-term goal, and subsequent performance is adjusted for acquisitions, divestments and methodology changes.

Operational decarbonisation activities to date have largely focused on transitioning the Group’s electricity supply to renewable sources. A significant proportion of the Group’s renewable electricity is currently sourced through power purchase agreements and judgement is required in determining the appropriate accounting treatment of such arrangements. Depending on the specific terms and conditions, power purchase agreements may be recognised as an expense when incurred, a financial derivative or a lease liability, with an associated right of use asset.

The majority of operational decarbonisation expenditure is associated with diesel displacement technologies. In FY2026, the Group incurred US$65 million of incremental operational decarbonisation spend (reflecting capital expenditure, operating expenditure and lease payments). This amount reflects the incremental cost to facilitate the Group’s reduction in operational GHG emissions.

Estimated future cash flows for the Group’s assets include amounts associated with projects aimed at contributing to the achievement of the Group’s medium-term target and long-term goal. These cash flow estimates form the basis of the Group’s impairment assessments as outlined in further detail in note 13 ‘Impairment of non-current assets’.

All estimates require judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that further changes in external circumstances and/or any change to the Group’s climate change strategy could materially alter the expected level of expenditure on operational decarbonisation and the associated Financial Statement significant judgements and key estimates.

Expenditure to support value chain decarbonisation

The Group continues to invest in reducing GHG emissions from its value chain, including through partnership with others to influence technology innovation and development to support GHG emissions reductions by steelmaking customers and in the maritime industry.

In FY2026, this included expenditure of approximately US$36 million to support collaborative partnerships, consortiums, research and development, trials, pilots and BHP Ventures investments.

Given the inherent uncertainty in future technology and policy advancements, it is not currently possible to reliably estimate or measure the full potential Financial Statement impacts of the Group’s pursuit of its Scope 3 goals and targets.

Timing, scope and expected cost of closure and rehabilitation activities

The extent, timing and cost of the Group’s future closure activities may be impacted by potential climate-related physical and transition impacts. In estimating the potential cost of closure activities, the Group considers factors such as long-term weather outlooks, for example forecast changes in rainfall patterns. Closure cost estimates also consider the impact of the Group’s climate change strategy on the costs and timing of performing closure activities and the impact of new technology where appropriately developed and tested. For example, closure cost estimates largely continue to reflect the use of existing fuel sources for the Group’s equipment while the Group continues to invest in the development of alternative fuel sources and fleet electrification.

The estimated cost of closure activities includes management’s current best estimate in relation to post-closure monitoring and maintenance, which may be required for significant periods beyond the completion of other closure activities and is therefore exposed to potential long-term climate-related impacts. While reflecting management’s current best estimate, the cost of post-closure monitoring and maintenance may change in future reporting periods as the understanding of, and potential long-term impacts from a changing climate continue to evolve.

Given the long-lived nature of the majority of the Group’s assets, many final closure activities are not expected to occur for a significant period of time. However:

•
The Group acknowledges the wide range of potential energy transition pathways for harder-to-abate industries (including steelmaking), the impact this may have on demand for steelmaking coal, and ultimately mine useful lives. For illustrative purposes only, a one-year change in the mine life of the Group’s steelmaking coal assets would, in isolation, change the closure and rehabilitation provisions for those assets by approximately US$44 million.
•
The Group continues to progress with its plans to cease mining at NSWEC by June 2030. As such, while the provision is subject to estimation and assumptions, the timing of closure is no longer considered materially susceptible to potential long-term climate-related transition risks.

Further, while the Group is evaluating the approach to the closure of NSWEC and potential expenditure relating to an equitable change and transition for its workforce, the Group continues to engage with its employees and the community to understand and develop the most appropriate transition plan. As the Group’s approach is currently under development with impacted parties, it is not yet supported by a detailed, formal plan or commitment and therefore no provision relating to equitable change and transition costs can be recognised as at 30 June 2026.

More detail on the key judgements and estimates impacting the Group’s closure and rehabilitation provisions is presented in note 15 ‘Closure and rehabilitation provisions’.

Capital structure

17.
Share capital

	2026	2025	2024
	shares	shares	shares
Share capital issued - BHP Group Limited
Opening number of shares	5,075,992,235	5,071,530,817	5,065,820,556
Issue of shares	5,399,471	4,461,418	5,710,261
Purchase of shares by ESOP Trusts	(5,373,388)	(4,438,680)	(5,687,667)
Employee share awards exercised following vesting	4,846,302	4,994,832	5,841,767
Movement in treasury shares under Employee Share Plans	527,086	(556,152)	(154,100)
Closing number of shares	5,081,391,706	5,075,992,235	5,071,530,817

Comprising:
Shares held by the public	5,080,163,098	5,075,290,713	5,070,273,143
Treasury shares	1,228,608	701,522	1,257,674

In August 2025, BHP Group Limited issued 2,920,940 fully paid ordinary shares to the BHP Group Limited Employee Equity Trust and Solium Nominees (Australia) Pty Ltd at A$41.47 per share (2025: 2,370,371 fully paid ordinary shares issued at A$40.84 per share in August 2024; 2024: 2,919,231 fully paid ordinary shares issued at A$43.52 per share in August 2023) and in April 2026, BHP Group Limited issued 2,478,531 fully paid ordinary shares to the BHP Group Limited Employee Equity Trust and Computershare Nominees CI Ltd at A$50.37 per share (2025: 2,091,047 fully paid ordinary shares issued at A$39.62 per share in April 2025; 2024: 2,791,030 fully paid ordinary shares issued at A$43.79 per share in March 2024) to satisfy the vesting of employee share awards and related dividend equivalent entitlements under those employee share plans.

Share capital of BHP Group Limited at 30 June 2026 is composed of the following categories of shares:

Ordinary shares fully paid	Treasury shares
Each fully paid ordinary share of BHP Group Limited carries the right to one vote at a meeting of the Company.

Treasury shares are fully paid ordinary shares of BHP Group Limited that are held by the ESOP Trusts for the purpose of issuing shares to employees under the Group’s Employee Share Plans. Treasury shares are recognised at cost and deducted from equity, net of any income tax effects. When the treasury shares are subsequently sold or reissued, any consideration received, net of any directly attributable costs and income tax effects, is recognised as an increase in equity. Any difference between the carrying amount and the consideration, if reissued, is recognised in retained earnings.

18.
Other equity

	2026	2025	2024	Recognition and measurement
	US$M	US$M	US$M
Common control reserve	(1,603)	(1,603)	(1,603)

The common control reserve arose on unification of the Group’s corporate structure in FY2022 and represents the residual on consolidation between BHP Group Ltd's investment in BHP Group Plc (now known as BHP Group (UK) Ltd) and BHP Group Plc’s share capital, share premium and capital redemption reserve at the time of unification.

Employee share awards reserve	251	188	166

The employee share awards reserve represents the accrued employee entitlements to share awards that have been charged to the income statement and have not yet been exercised.
Once exercised, the difference between the accumulated fair value of the awards and their historical on-market purchase price is recognised in retained earnings.

Cash flow hedge reserve	(76)	(16)	27

The cash flow hedge reserve represents hedging gains and losses recognised on the effective portion of cash flow hedges. The cumulative deferred gain or loss on the hedge is recognised in the income statement when the hedged transaction impacts the income statement, or is recognised as an adjustment to the cost of non-financial hedged items. The hedging reserve records the portion of the gain or loss on a hedging instrument in a cash flow hedge that is determined to be an effective hedge relationship.

Cost of hedging reserve	(11)	4	(7)

The cost of hedging reserve represents the recognition of certain costs of hedging for example, basis adjustments, which have been excluded from the hedging relationship and deferred in other comprehensive income until the hedged transaction impacts the income statement.

Foreign currency translation reserve	(16)	(14)	(14)	The foreign currency translation reserve represents exchange differences arising from the translation of non-US dollar functional currency operations within the Group into US dollars.
Equity investments reserve	14	2	(21)

The equity investment reserve represents the revaluation of investments in shares recognised through other comprehensive income. Where a revalued financial asset is sold, the relevant portion of the reserve is transferred to retained earnings.

Non-controlling interest contribution reserve	1,503	1,437	1,437

The non-controlling interest contribution reserve represents the excess of consideration received over the book value of net assets attributable to equity instruments when acquired by non-controlling interests.

Total reserves	62	(2)	(15)

Summarised financial information relating to each of the Group’s subsidiaries with non-controlling interests (NCI) that are significant to the Group is shown below:

	2026			2025
US$M	Minera Escondida Limitada	Other individually immaterial subsidiaries	Total	Minera Escondida Limitada	Other individually immaterial subsidiaries	Total
Group share (per cent)	57.5			57.5
Current assets	4,682			3,630
Non-current assets	14,850			13,939
Current liabilities	(2,949)			(2,074)
Non-current liabilities	(5,060)			(5,917)
Net assets	11,523			9,578
Net assets attributable to NCI	4,897	501	5,398	4,071	482	4,553
Revenue	17,054			13,177
Profit after taxation	6,732			4,237
Other comprehensive income	(7)			(9)
Total comprehensive income	6,725			4,228
Profit after taxation attributable to NCI	2,861	332	3,193	1,801	323	2,124
Other comprehensive income attributable to NCI	(3)	–	(3)	(4)	(1)	(5)
Net operating cash flow	7,551			6,263
Net investing cash flow	(2,108)			(2,390)
Net financing cash flow	(4,987)			(3,413)
Dividends paid to NCI	2,032	323	2,355	1,488	385	1,873

While the Group controls Minera Escondida Limitada, the non-controlling interests hold certain protective rights that restrict the Group’s ability to sell assets held by Minera Escondida Limitada, or use the assets in other subsidiaries and operations owned by the Group. Minera Escondida Limitada is also restricted from paying dividends without the approval of the non-controlling interests.

19.
Dividends

	Year ended 30 June 2026		Year ended 30 June 2025		Year ended 30 June 2024
	Per share	Total	Per share	Total	Per share	Total
	US cents	US$M	US cents	US$M	US cents	US$M
Dividends paid during the period
Prior year final dividend	60	3,048	74	3,749	80	4,065
Interim dividend	73	3,713	50	2,537	72	3,647
	133	6,761	124	6,286	152	7,712

Dividends paid during the period differs from the amount of dividends paid in the Consolidated Cash Flow Statement as a result of foreign exchange gains and losses between the record date and the payment date of equity distributions. Settlements of US$1 million were made on derivative instruments as part of the funding of the dividend paid during the period and disclosed in ‘Proceeds from cash management related instruments’ in the Consolidated Cash Flow Statement.

Each American Depositary Share (ADS) represents two ordinary shares of BHP Group Limited. Dividends determined on each ADS represent twice the dividend determined on each BHP Group Limited ordinary share.

Dividends are determined after period-end and announced with the results for the period. Interim dividends are determined in February and paid in March. Final dividends are determined in August and paid in September or October. Dividends determined are not recorded as a liability at the end of the period to which they relate. Subsequent to year-end, on 18 August 2026, BHP Group Limited determined a final dividend of 99 US cents per share (US$5,029 million), which will be paid on 23 September 2026 (30 June 2025: final dividend of 60 US cents per share – US$3,045 million; 30 June 2024: final dividend of 74 US cents per share – US$3,752 million).

BHP Group Limited dividends for all periods presented are, or will be, fully franked based on a tax rate of 30 per cent.

	2026	2025	2024
	US$M	US$M	US$M
Franking credits as at 30 June	11,210	10,089	9,165
Franking credits arising from the payment of current tax payable/(receivable)	355	(275)	83
Total franking credits available[1]	11,565	9,814	9,248

1.
The payment of the final 2026 dividend determined after 30 June 2026 will reduce the franking account balance by US$2,156 million.
20.
Provisions for dividends and other liabilities

The disclosure below excludes closure and rehabilitation provisions (refer to note 15 'Closure and rehabilitation provisions'), employee benefits, restructuring and post-retirement employee benefits provisions (refer to note 27 'Employee benefits, restructuring and post-retirement employee benefits provisions') and the provision related to the Samarco dam failure (refer to note 4 'Significant events – Samarco dam failure').

	2026	2025
	US$M	US$M
At the beginning of the financial year	706	710
Dividends determined	6,761	6,286
Charge/(credit) for the year:
Underlying	268	185
Amortisation of discounting impacting net finance costs	6	7
Exchange translation	10	103
Released during the year	(111)	(73)
Utilisation	(149)	(90)
Dividends paid	(6,756)	(6,403)
Divestment of subsidiaries and operations	(10)	–
Transfers and other movements	(23)	(19)
At the end of the financial year	702	706
Comprising:
Current	296	310
Non-current	406	396

Financial management

21.
Net debt

The Group seeks to maintain a strong balance sheet and deploys its capital with reference to the Capital Allocation Framework.

The Group monitors capital using the net debt balance and the gearing ratio, being the ratio of net debt to net debt plus net assets.

The net debt definition includes the fair value of derivative financial instruments used to hedge cash and borrowings which reflects the Group’s risk management strategy of reducing the volatility of net debt caused by fluctuations in foreign exchange and interest rates.

Under IFRS 16/AASB 16 ‘Leases’ (IFRS 16), certain vessel lease contracts are required to be remeasured at each reporting date to the prevailing freight index. While these liabilities are included in the Group interest bearing liabilities, they are excluded from the net debt calculation as they do not align with how the Group assesses net debt for decision making in relation to the Capital

Allocation Framework. In addition, the freight index has historically been volatile which creates significant short-term fluctuation in these liabilities.

	2026		2025
US$M	Current	Non-current	Current	Non-current
Interest bearing liabilities
Bank loans	890	3,644	40	3,691
Notes and debentures	855	18,090	1,316	16,337
Lease liabilities	934	2,562	641	2,312
Bank overdraft and short-term borrowings	–	–	1	–
Other	5	141	20	138
Total interest bearing liabilities	2,684	24,437	2,018	22,478
Less: Lease liability associated with index-linked freight contracts	401	334	185	148
Less: Cash and cash equivalents
Cash	7,609	–	7,244	–
Short-term deposits	10,923	–	4,650	–
Less: Total cash and cash equivalents	18,532	–	11,894	–
Less: Derivatives included in net debt
Net debt management related instruments[1]	12	(1,079)	13	(608)
Net cash management related instruments[2]	227	–	(60)	–
Less: Total derivatives included in net debt	239	(1,079)	(47)	(608)
Net debt		8,694		12,924
Net assets		56,321		52,218
Gearing		13.4%		19.8%

1.
Represents the net cross currency and interest rate swaps designated as effective hedging instruments included within current and non-current other financial assets and liabilities.
2.
Represents the net forward exchange contracts included within current and non-current other financial assets and liabilities.

Cash and short-term deposits are disclosed in the cash flow statement net of bank overdrafts and interest bearing liabilities at call.

	2026	2025	2024
	US$M	US$M	US$M
Total cash and cash equivalents	18,532	11,894	12,501
Bank overdrafts and short-term borrowings	–	(1)	(3)
Total cash and cash equivalents, net of overdrafts	18,532	11,893	12,498

Cash and cash equivalents includes US$87 million (2025: US$125 million) restricted by legal or contractual arrangements.

Recognition and measurement

Cash and short-term deposits in the balance sheet comprise cash at bank and on hand and highly liquid cash deposits with short-term maturities that are readily convertible to known amounts of cash with insignificant risk of change in value. The Group considers that the carrying value of cash and cash equivalents approximate fair value due to their short-term to maturity. Refer to note 22 'Leases' and note 24 'Financial risk management' for the recognition and measurement principles for lease liabilities and other financial liabilities.

Interest bearing liabilities and cash and cash equivalents include balances denominated in the following currencies:

	Interest bearing liabilities		Cash and cash equivalents
	2026	2025	2026	2025
	US$M	US$M	US$M	US$M
USD	20,409	19,292	8,867	4,507
EUR	4,022	2,505	4	8
AUD	1,251	1,163	5,879	3,611
GBP	1,014	1,080	28	25
CAD	15	3	3,283	3,369
Other	410	453	471	374
Total	27,121	24,496	18,532	11,894

The Group enters into derivative transactions to convert the majority of its exposures above into US dollars. Further information on the Group’s risk management activities relating to these balances is provided in note 24 'Financial risk management'.

Liquidity risk

The Group’s liquidity risk arises from the possibility that it may not be able to settle or meet its obligations as they fall due and is managed as part of the portfolio risk management strategy. Operational, capital and regulatory requirements are considered in the management of liquidity risk, in conjunction with short-term and long-term forecast information.

Recognising the cyclical volatility of operating cash flows, the Group has defined minimum target cash and liquidity buffers to be maintained to mitigate liquidity risk and support operations through the cycle.

The Group’s strong credit profile, diversified funding sources, its minimum cash buffer and its committed credit facilities ensure that sufficient liquid funds are maintained to meet its daily cash requirements.

The Group’s Moody’s credit rating has remained at A1/P-1 outlook stable (long-term/short-term). The Group’s Fitch rating has remained at A/F1 outlook stable (long-term/short-term).

There were no defaults on the Group’s liabilities during the period.

Counterparty risk

The Group is exposed to credit risk from its financing activities, including short-term cash investments such as deposits with banks and derivative contracts. This risk is managed by Group Treasury in line with the counterparty risk framework, which aims to minimise the exposure to a counterparty and mitigate the risk of financial loss through counterparty failure.

Exposure to counterparties is monitored at a Group level across all products and includes exposure with derivatives and cash investments.

Investments and derivatives are only transacted with approved counterparties who have been assigned specific limits based on a quantitative credit risk model. These limits are updated at least bi-annually. Additionally, derivatives are subject to tenor limits and investments are subject to concentration limits by rating.

Derivative fair values are inclusive of valuation adjustments that take into account both the counterparty and the Group’s risk of default.

Standby arrangements and unused credit facilities

The Group’s US$5.5 billion committed revolving credit facility operates as a back-stop to the Group’s uncommitted commercial paper program. The combined amount drawn under the facility or as commercial paper will not exceed US$5.5 billion. As at 30 June 2026, US$ nil commercial paper was drawn (2025: US$ nil). The facility matures on 10 July 2031, following a one-year extension completed on 26 June 2026. A commitment fee is payable on the undrawn balance and interest is payable on any drawn balance comprising a reference rate plus a margin. The agreed margins are typical for a credit facility extended to a company with the Group’s credit rating.

Maturity profile of financial liabilities

The maturity profile of the Group’s financial liabilities based on the undiscounted contractual amounts, taking into account the derivatives related to debt, is as follows:

2026	Bank loans, debentures and other	Expected future interest	Derivatives related to	Other financial	Obligations under lease	Trade and other
US$M	loans	payments	debentures	liabilities[1]	liabilities[2]	payables[3]	Total
Due for payment:
In one year or less or on demand	1,747	1,111	164	109	1,088	7,491	11,710
In more than one year but not more than two years	2,871	1,015	200	84	724	31	4,925
In more than two years but not more than five years	6,167	2,451	287	167	1,103	17	10,192
In more than five years	14,085	5,806	1,383	–	1,617	–	22,891
Total	24,870	10,383	2,034	360	4,532	7,539	49,718
Carrying amount	23,625	–	1,306	344	3,496	7,539	36,310

2025	Bank loans, debentures and other	Expected future interest	Derivatives related to	Other financial	Obligations under lease	Trade and other
US$M	loans	payments	debentures	liabilities	liabilities[2]	payables[3]	Total
Due for payment:
In one year or less or on demand	1,380	1,062	129	214	787	6,547	10,119
In more than one year but not more than two years	1,757	960	56	82	603	11	3,469
In more than two years but not more than five years	7,316	2,267	151	253	938	19	10,944
In more than five years	11,959	4,751	1,229	–	1,665	3	19,607
Total	22,412	9,040	1,565	549	3,993	6,580	44,139
Carrying amount	21,543	–	1,056	522	2,953	6,580	32,654

1.
Excludes other financial liabilities associated with the Antamina silver streaming agreement, as future repayments are not based on fixed contractual amounts but variable and linked to Antamina's future production.
2.
Lease liabilities due for payment in more than five years includes US$734 million (2025: US$820 million) due for payment in more than ten years.
3.
Excludes input taxes of US$88 million (2025: US$90 million) included in other payables.
22.
Leases

Movements in the Group’s lease liabilities during the year are as follows:

	2026	2025
	US$M	US$M
At the beginning of the financial year	2,953	3,116
Additions	1,111	870
Remeasurements of index-linked freight contracts	340	(297)
Lease payments	(1,172)	(881)
Foreign exchange movement	71	(13)
Amortisation of discounting	194	169
Transfers and other movements	(1)	(11)
At the end of the financial year	3,496	2,953
Comprising:
Current liabilities	934	641
Non-current liabilities	2,562	2,312

A significant proportion by value of the Group’s lease contracts relate to plant facilities, office buildings and vessels. Lease terms for plant facilities and office buildings typically run for over 10 years and vessels from four to 10 years. Other leases include port facilities, various equipment and vehicles. The lease contracts contain a wide range of different terms and conditions including extension and termination options and variable lease payments.

The Group’s lease obligations are included in the Group’s Interest bearing liabilities and, with the exception of vessel lease contracts that are priced with reference to a freight index, form part of the Group’s net debt.

Refer to note 21 ‘Net debt’ for maturity profile of lease liabilities based on the undiscounted contractual amounts.

At 30 June 2026, commitments for leases not yet commenced based on undiscounted contractual amounts were US$506 million (2025: US$844 million).

Movements in the Group’s right-of-use assets during the year are as follows:

	2026			2025
	Land and buildings	Plant and equipment	Total	Land and buildings	Plant and equipment	Total
	US$M	US$M	US$M	US$M	US$M	US$M
Net book value
At the beginning of the financial year	439	2,214	2,653	490	2,218	2,708
Additions	87	1,024	1,111	26	844	870
Remeasurements of index-linked freight contracts	–	340	340	–	(210)	(210)
Depreciation expensed during the period	(75)	(961)	(1,036)	(75)	(642)	(717)
Impairments for the year	–	(29)	(29)	–	–	–
Transfers and other movements	–	(9)	(9)	(2)	4	2
At the end of the financial year	451	2,579	3,030	439	2,214	2,653
– Cost	838	5,682	6,520	764	4,690	5,454
– Accumulated depreciation and impairments	(387)	(3,103)	(3,490)	(325)	(2,476)	(2,801)

Right-of-use assets are included within the underlying asset classes in Property, plant and equipment. Refer to note 11 'Property, plant and equipment'.

Amounts recorded in the income statement and the cash flow statement for the year were:

	2026	2025	2024	Included within
	US$M	US$M	US$M
Income statement
Depreciation of right-of-use assets	1,036	717	717	Profit from operations
Short-term, low-value and variable lease costs[1]	860	844	916	Profit from operations
Interest on lease liabilities	194	169	181	Financial expenses

Cash flow statement
Principal lease payments	978	712	656	Cash flows from financing activities
Lease interest payments	194	169	181	Cash flows from operating activities

[1]
Relates to US$734 million of variable lease costs (2025: US$777 million; 2024: US$792 million), US$101 million of short-term lease costs (2025: US$43 million; 2024: US$96 million) and US$25 million of low-value lease costs (2025: US$24 million; 2024: US$28 million). Variable lease costs include contracts for hire of mining service equipment, drill rigs and transportation services. These contracts contain variable lease payments based on usage and asset performance.

Recognition and measurement

All leases with the exception of short-term (under 12 months) and low-value leases are recognised on the balance sheet, as a right-of-use asset and a corresponding interest bearing liability. Lease liabilities are initially measured at the present value of the future lease payments from the lease commencement date and are subsequently adjusted to reflect the interest on lease liabilities, lease payments and any remeasurements due to, for example, lease modifications or a change to future lease payments linked to an index or rate. Lease payments are discounted using the interest rate implicit in the lease or, where the rate is not readily determinable, the interest payments are discounted at the Group’s weighted average incremental borrowing rate, adjusted to reflect factors specific to the lease, including where relevant the currency, tenor and location of the lease.
In addition to containing a lease, the Group’s contractual arrangements may include non-lease components. For example, certain mining services arrangements involve the provision of additional services, including maintenance, drilling activities and the supply of personnel. The Group has elected to separate these non-lease components from the lease components in measuring lease liabilities. Non-lease components are accounted for in accordance with the accounting policies applied to each underlying good or service received.

Low-value and short-term leases are expensed to the income statement. Variable lease payments not dependent on an index or rate are excluded from lease liabilities, and expensed to the income statement.

Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost will initially correspond to the lease liability, adjusted for initial direct costs, lease payments made prior to lease commencement, capitalised provisions for closure and rehabilitation and any lease incentives received.

The lease asset and liability associated with all index-linked freight contracts, including continuous voyage charters (CVCs), are measured at each reporting date based on the prevailing freight index (generally the Baltic C5 index).

Where the Group is the operator of an unincorporated joint operation and all investors are parties to a lease, the Group recognises its proportionate share of the lease liability and associated right-of-use asset. In the event the Group is the sole signatory to a lease, and therefore has the sole legal obligation to make lease payments, the lease liability is recognised in full. Where the associated right-of-use asset is sub-leased (under a finance sub-lease) to a joint operation, for instance where it is dedicated to a single operation and the joint operation has the right to direct the use of the asset, the Group (as lessor) recognises its proportionate share of the right-of-use asset and a net investment in the lease, representing amounts to be recovered from the other parties to the joint operation. If the Group is not party to the head lease contract but sub-leases the associated right-of-use asset (as lessee), it recognises its proportionate share of the right-of-use asset and a lease liability which is payable to the operator.

Key judgements and estimates

Judgements: Certain contractual arrangements not in the form of a lease require the Group to apply significant judgement in evaluating whether the Group controls the right to direct the use of assets and therefore whether the contract contains a lease. Management considers all facts and circumstances in determining whether the Group or the supplier has the rights to direct how, and for what purpose, the underlying assets are used in certain mining contracts and other arrangements, including outsourcing and shipping arrangements. Judgement is used to assess which decision-making rights mostly affect the benefits of use of the assets for each arrangement.

Where a contract includes the provision of non-lease services, judgement is required to identify the lease and non-lease components.

Estimates: Where the Group cannot readily determine the interest rate implicit in the lease, estimation is involved in the determination of the weighted average incremental borrowing rate to measure lease liabilities. The incremental borrowing rate reflects the rates of interest a lessee would have to pay to borrow over a similar term, with similar security, the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment. Under the Group’s portfolio approach to debt management, the Group does not specifically borrow for asset purchases. Therefore, the incremental borrowing rate is estimated referencing the Group’s corporate borrowing portfolio and other similar rated entities, adjusted to reflect the terms and conditions of the lease (including the impact of currency, credit rating of subsidiary entering into the lease and the term of the lease), at the inception of the lease arrangement or the time of lease modification.

The Group estimates stand-alone prices, where such prices are not readily observable, in order to allocate the contractual payments between lease and non-lease components.

23.
Net finance costs

	2026	2025	2024
	US$M	US$M	US$M
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	1,400	1,325	1,467
Interest capitalised at 5.21% (2025: 5.97%; 2024: 6.82%)[1]	(719)	(595)	(530)
Interest on lease liabilities	194	169	181
Discounting on streaming arrangement liability[2]	11	–	–
Discounting on provisions and other liabilities	1,233	975	1,064
Other gains and losses:
Fair value change on hedged loans	(367)	263	(214)
Fair value change on hedging derivatives	292	(290)	188
Remeasurement of streaming arrangement liability[2]	3	–	–
Exchange variations on net debt	(7)	(94)	27
Other	19	18	15
Total financial expenses	2,059	1,771	2,198
Financial income
Interest income	(573)	(603)	(709)
Other	(31)	(57)	–
Total financial income	(604)	(660)	(709)
Net finance costs	1,455	1,111	1,489

1.
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$216 million (2025: US$179 million; 2024: US$159 million).
2.
Relates to discounting and remeasurement of the other financial liability associated with the Antamina silver streaming agreement with Wheaton Precious Metals International Ltd in accordance with IFRS 9. Refer to note 24 'Financial risk management' for more information.

Recognition and measurement

Interest income is accrued using the effective interest rate method. Finance costs are expensed as incurred, except where they relate to the financing of construction or development of qualifying assets.

24.
Financial risk management

24.1 Financial risks

Financial and capital risk management strategy

The financial risks arising from the Group’s operations comprise market, liquidity and credit risk. These risks arise in the normal course of business and the Group manages its exposure to them in accordance with the Group’s portfolio risk management strategy. The objective of the strategy is to support the delivery of the Group’s financial targets, while protecting its future financial security and flexibility by taking advantage of the natural diversification provided by the scale, diversity and flexibility of the Group’s operations and activities.

As part of the risk management strategy, the Group monitors target gearing levels and credit rating metrics under a range of different stress test scenarios incorporating operational and macroeconomic factors.

Market risk management

The Group’s activities expose it to market risks associated with movements in interest rates, foreign currencies and commodity prices. Under the strategy outlined above, the Group seeks to achieve financing costs, currency impacts, input costs and commodity prices on a floating or index basis.

In executing the strategy, financial instruments are potentially employed in three distinct but related activities. The following table summarises these activities and the key risk management processes:

Activity	Key risk management processes

1 Risk mitigation

On an exception basis, hedging for the purposes of mitigating risk related to specific and significant expenditure on investments or capital projects will be executed if necessary to support the Group’s strategic objectives.

Execution of transactions within approved mandates.

2 Economic hedging of commodity sales, operating costs, short-term cash deposits, other monetary items and debt instruments

Where Group commodity production is sold to customers on pricing terms that deviate from the relevant index target and where a relevant derivatives market exists, financial instruments may be executed as an economic hedge to align the revenue price exposure with the index target and US dollars.

Where debt is issued in a currency other than the US dollar and/or at a fixed interest rate, fair value and cash flow hedges may be executed to align the debt exposure with the Group’s functional currency of US dollars and/or to swap to a floating interest rate.

Where short-term cash deposits and other monetary items are denominated in a currency other than US dollars, derivative financial instruments may be executed to align the foreign exchange exposure to the Group’s functional currency of US dollars.

Measuring and reporting the exposure in customer commodity contracts and issued debt instruments.

Executing hedging derivatives to align the total group exposure to the index target.

Execution of transactions within approved mandates.

3 Strategic financial transactions Opportunistic transactions may be executed with financial instruments to capture value from perceived market over/under valuations.	Execution of transactions within approved mandates.

Primary responsibility for the identification and control of financial risks, including authorising and monitoring the use of financial instruments for the above activities and stipulating policy thereon, rests with the Financial Risk Management Committee under authority delegated by the Chief Executive Officer.

Interest rate risk

The Group is exposed to interest rate risk on its outstanding borrowings and short-term cash deposits from the possibility that changes in interest rates will affect future cash flows or the fair value of fixed interest rate financial instruments. Interest rate risk is managed as part of the portfolio risk management strategy.

The majority of the Group’s debt is issued at fixed interest rates. The Group has entered into interest rate swaps and cross currency interest rate swaps to convert most of its fixed interest rate exposure to floating US dollar interest rate exposure. As at 30 June 2026, 99 per cent of the Group’s borrowings were exposed to floating interest rates inclusive of the effect of swaps (2025: 98 per cent).

The fair value of interest rate swaps and cross currency interest rate swaps in hedge relationships used to hedge both interest rate and foreign currency risks are shown in the valuation hierarchy in section 24.4 ‘Derivatives and hedge accounting’.

Based on the net debt position as at 30 June 2026, taking into account interest rate swaps and cross currency interest rate swaps, it is estimated that a one percentage point increase in the Secured Overnight Financing Rate (SOFR) interest rate would decrease the Group’s equity and profit after taxation by US$46 million (2025: decrease of US$72 million). This assumes the change in interest rates is effective from the beginning of the financial year and the fixed/floating mix and balances are constant over the year.

Currency risk

The US dollar is the predominant functional currency within the Group and as a result, currency exposures arise from transactions and balances in currencies other than the US dollar. The Group’s potential currency exposures comprise:

•
translational exposure in respect of non-functional currency monetary items
•
transactional exposure in respect of non-functional currency expenditure and revenues

The Group’s foreign currency risk is managed as part of the portfolio risk management strategy.

Translational exposure in respect of non-functional currency monetary items

Monetary items, including financial assets and liabilities, denominated in currencies other than the functional currency of an operation are restated at the end of each reporting period to US dollar equivalents and the associated gain or loss is taken to the income statement. The exception is foreign exchange gains or losses on foreign currency denominated provisions for closure and rehabilitation at operating sites, which are capitalised in property, plant and equipment.

The Group has entered into cross currency interest rate swaps and foreign exchange forwards to convert its significant foreign currency exposures in respect of monetary items into US dollars. Fluctuations in foreign exchange rates are therefore not expected to have a significant impact on equity and profit after tax.

The following table shows the carrying values of financial assets and liabilities at the end of the reporting period denominated in currencies other than the US dollar that are exposed to foreign currency risk:

Net financial (liabilities)/assets - by currency of denomination	2026	2025
	US$M	US$M
AUD	(4,372)	(4,181)
CLP	(908)	(924)
CAD	(410)	(361)
EUR	(96)	(89)
GBP	13	(28)
BRL	320	337
Other	192	123
Total	(5,261)	(5,123)

The principal non-functional currencies to which the Group is exposed are the Australian dollar, the Canadian dollar, the Chilean peso, the Pound sterling, the Brazilian real and the Euro. Based on the Group’s net financial assets and liabilities as at 30 June 2026, a weakening of the US dollar against these currencies (one cent strengthening in Australian dollar, one cent strengthening in Canadian dollar, 10 pesos strengthening in Chilean peso, one penny strengthening in Pound sterling, one centavo strengthening in Brazilian real and one cent strengthening in Euro), with all other variables held constant, would decrease the Group’s equity and profit after taxation by US$31 million (2025: decrease of US$29 million).

Transactional exposure in respect of non-functional currency expenditure and revenues

Certain operating and capital expenditure is incurred in currencies other than an operation’s functional currency. To a lesser extent, certain sales revenue is earned in currencies other than the functional currency of operations and certain exchange control restrictions may require that funds be maintained in currencies other than the functional currency of the operation. These currency risks are managed as part of the portfolio risk management strategy. The Group may enter into forward exchange contracts when required under this strategy.

Commodity price risk

The risk associated with commodity prices is managed as part of the portfolio risk management strategy. Substantially all of the Group’s commodity production is sold on market-based index pricing terms, with derivatives used from time to time to achieve a specific outcome.

Financial instruments with commodity price risk comprise forward commodity and other derivative contracts with net assets at fair value of US$1 million (2025: net liabilities of US$1 million).

Other financial assets at fair value includes US$67 million (2025: US$122 million) in relation to amounts receivable for the divestment of the Blackwater and Daunia mines which are contingent on future realised coal prices. A 10 per cent change in the coal realised price used in the valuation model, with all other factors held constant, would increase or decrease profit after taxation by approximately US$30 million.

Provisionally priced commodity sales and purchases contracts

Provisionally priced sales or purchases volumes are those for which price finalisation, referenced to the relevant index, is outstanding at the reporting date. Provisional pricing mechanisms within these sales and purchases arrangements have the character of a commodity derivative. Trade receivables or payables under these contracts are carried at fair value through profit or loss using Level 2 valuation inputs based on forward prices in the quotation period. The Group’s exposure at 30 June 2026 to the impact of movements in commodity prices upon provisionally invoiced sales and purchases volumes was predominately around copper.

The Group had 423 thousand tonnes of copper exposure as at 30 June 2026 (2025: 419 thousand tonnes) that was provisionally priced. The final price of these sales and purchases volumes will be determined during the first half of FY2027. A 10 per cent change in the price of copper realised on the provisionally priced sales, with all other factors held constant, would increase or decrease profit after taxation by US$371 million (2025: US$268 million).

The relationship between commodity prices and foreign currencies is complex and movements in foreign exchange rates can impact commodity prices.

Liquidity risk

Refer to note 21 'Net debt' for details on the Group’s liquidity risk.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily from customer receivables) and from its financing activities, including deposits with banks and financial institutions, other short-term investments, interest rate and currency derivative contracts and other financial instruments.

Refer to note 8 'Trade and other receivables' and note 21 'Net debt' for details on the Group credit risk.

24.2 Recognition and measurement

All financial assets and liabilities, other than derivatives and trade receivables, are initially recognised at the fair value of consideration paid or received, net of transaction costs as appropriate. Financial assets are initially recognised on their trade date.

Financial assets are subsequently carried at fair value or amortised cost based on:

•
the Group’s purpose, or business model, for holding the financial asset
•
whether the financial asset’s contractual terms give rise to cash flows that are solely payments of principal and interest

The resulting Financial Statements classifications of financial assets can be summarised as follows:

Contractual cash flows	Business model	Category
Solely principal and interest	Hold in order to collect contractual cash flows	Amortised cost
Solely principal and interest	Hold in order to collect contractual cash flows and sell	Fair value through other comprehensive income
Solely principal and interest	Hold in order to sell	Fair value through profit or loss
Other	Any of those mentioned above	Fair value through profit or loss

Solely principal and interest refers to the Group receiving returns only for the time value of money and the credit risk of the counterparty for financial assets held. The main exceptions for the Group are provisionally priced receivables and derivatives which are measured at fair value through profit or loss under IFRS 9.

The Group has the intention of collecting payment directly from its customers in most cases, however the Group also participates in receivables financing programs in respect of selected customers. Receivables in these portfolios which are classified as ‘hold in order to sell’, are provisionally priced receivables and are therefore held at fair value through profit or loss prior to sale to the financial institution.

With the exception of derivative contracts and provisionally priced trade payables which are carried at fair value through profit or loss, the Group’s financial liabilities are classified as subsequently measured at amortised cost.

The Group may in addition elect to designate certain financial assets or liabilities at fair value through profit or loss or to apply hedge accounting where they are not mandatorily held at fair value through profit or loss.

Fair value measurement

The carrying amount of financial assets and liabilities measured at fair value is principally calculated based on inputs other than quoted prices that are observable for these financial assets or liabilities, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices). Where no price information is available from a quoted market source, alternative market mechanisms or recent comparable transactions, fair value is estimated based on the Group’s views on relevant future prices, net of valuation allowances to accommodate liquidity, modelling and other risks implicit in such estimates.

The inputs used in fair value calculations are determined by the relevant segment or function. The functions support the assets and operate under a defined set of accountabilities authorised by the Executive Leadership Team. Movements in the fair value of financial assets and liabilities may be recognised through the income statement or in other comprehensive income according to the designation of the underlying instrument.

For financial assets and liabilities carried at fair value, the Group uses the following to categorise the inputs to the valuation method used based on the lowest level input that is significant to the fair value measurement as a whole:

IFRS 13 Fair value hierarchy	Level 1	Level 2	Level 3
Valuation inputs	Based on quoted prices (unadjusted) in active markets for identical financial assets and liabilities.

Based on inputs other than quoted prices included within Level 1 that are observable for the financial asset or liability, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices).

Based on inputs not observable in the market using appropriate valuation models, including discounted cash flow modelling.

24.3 Financial assets and liabilities

The financial assets and liabilities are presented by class in the table below at their carrying amounts.

	IFRS 13
	Fair value
	hierarchy	IFRS 9	2026	2025
	Level[1]	Classification	US$M	US$M
Current cross currency and interest rate swaps[2]	2	Fair value through profit or loss	12	13
Current other derivative contracts[3]	2,3	Fair value through profit or loss	450	275
Current other financial assets[4]	3	Fair value through profit or loss	91	–
Current other financial assets[5]		Amortised cost	49	236
Current other investments[6]	1,2	Fair value through profit or loss	17	37
Non-current cross currency and interest rate swaps[2]	2	Fair value through profit or loss	227	448
Non-current other derivative contracts[3]	2,3	Fair value through profit or loss	182	158
Non-current other financial assets[4]	3	Fair value through profit or loss	162	122
Non-current other financial assets[5,7]		Amortised cost	166	191
Non-current investment in shares	1,3	Fair value through other comprehensive income	103	64
Non-current other investments[6]	1,2	Fair value through profit or loss	71	139
Total other financial assets			1,530	1,683
Cash and cash equivalents		Amortised cost	18,532	11,894
Trade and other receivables[8]		Amortised cost	1,143	1,195
Provisionally priced trade receivables	2	Fair value through profit or loss	3,429	2,581
Total financial assets			24,634	17,353
Non-financial assets			96,753	91,437
Total assets			121,387	108,790

Current other derivative contracts	2	Fair value through profit or loss	26	130
Current other financial liabilities[9]		Amortised cost	291	84
Non-current cross currency and interest rate swaps[2]	2	Fair value through profit or loss	1,306	1,056
Non-current other financial liabilities[9]		Amortised cost	4,300	308
Total other financial liabilities			5,923	1,578
Trade and other payables[10]		Amortised cost	6,817	6,087
Provisionally priced trade payables	2	Fair value through profit or loss	722	493
Bank overdrafts and short-term borrowings[11]		Amortised cost	–	1
Bank loans[11]		Amortised cost	4,534	3,731
Notes and debentures[11]		Amortised cost	18,945	17,653
Lease liabilities[12]			3,496	2,953
Other[11]		Amortised cost	146	158
Total financial liabilities			40,583	32,654
Non-financial liabilities			24,483	23,918
Total liabilities			65,066	56,572

1.
All of the Group’s financial assets and financial liabilities recognised at fair value were valued using market observable inputs categorised as Level 2 unless specified otherwise in the following footnotes.
2.
Cross currency and interest rate swaps are valued using market data including interest rate curves and foreign exchange rates. A discounted cash flow approach is used to derive the fair value of cross currency and interest rate swaps at the reporting date.
3.
Includes net other derivative assets of US$49 million related to power purchase contract agreements that are categorised as Level 3 (2025: US$37 million).
4.
Includes receivables contingent on future realised coal price of US$67 million in relation to the divestment of the Blackwater and Daunia mines (2025: US$122 million), receivables contingent on the outcome of future events relating to mining and regulatory approvals of US$131 million (2025: US$ nil) and restoration and reclamation trusts which are restricted and not available for general use by the Group of US$55 million (2025: US$ nil).
5.
Includes deferred consideration of US$48 million in relation to the divestment of the Blackwater and Daunia mines (2025: US$280 million).
6.
Includes investments held by BHP Foundation which are restricted and not available for general use by the Group of US$62 million (2025: US$176 million) of which other investments (mainly US Treasury Notes) of US$37 million is categorised as Level 1 (2025: US$105 million).
7.
Includes Senior notes of US$156 million (2025: US$147 million) relating to Samarco with a maturity date of 30 June 2031. Refer to note 4 ‘Significant events – Samarco dam failure’ for further information.
8.
Excludes input taxes of US$518 million (2025: US$477 million) included in other receivables.
9.
Includes the liability associated with the Antamina silver streaming agreement with Wheaton Precious Metals International Ltd of US$4,273 million (2025: US$ nil) and the settlement liability in relation to the cancellation of power contracts at the Group’s Escondida operations of US$308 million (2025: US$378 million).
10.
Excludes input taxes of US$88 million (2025: US$90 million) included in other payables.
11.
All interest bearing liabilities, excluding lease liabilities, are unsecured.
12.
Lease liabilities are measured in accordance with IFRS 16/AASB 16 ‘Leases’.

The carrying amounts in the table above generally approximate to fair value. In the case of US$200 million (2025: US$525 million) of fixed rate debt not swapped to floating rate, the fair value at 30 June 2026 approximated carrying value (2025: US$541 million). The fair value is determined using a method that can be categorised as Level 2 and uses inputs based on benchmark interest rates, alternative market mechanisms or recent comparable transactions.

For financial instruments that are carried at fair value on a recurring basis, the Group determines whether transfers have occurred between levels in the fair value hierarchy by reassessing categorisation at the end of each reporting period. There were no transfers between categories during the period.

Offsetting financial assets and liabilities

The Group enters into money market deposits and derivative transactions under International Swaps and Derivatives Association master netting agreements that do not meet the offsetting criteria in IAS 32/AASB 132 ‘Financial Instruments: Presentation’, but allow for the related amounts to be set-off in certain circumstances. The amounts set out as cross currency and interest rate swaps in the table above represent the derivative financial assets and liabilities of the Group that may be subject to the above arrangements and are presented on a gross basis.

Streaming arrangement liability

On 17 February 2026, the Group announced a long-term streaming agreement with Wheaton Precious Metals International Ltd (Wheaton), effective 1 April 2026. Under the agreement, the Group received an upfront payment of US$4,300 million on 2 April 2026 and, in exchange, will deliver silver to Wheaton calculated by reference to its share of the silver produced at the Antamina mine. The Group will also receive 20 per cent of the spot silver price at the time of delivery of each ounce of silver to Wheaton.

The Group will deliver the equivalent of 33.75 per cent of the silver produced by Antamina (subject to a fixed payable rate of 90 per cent). After 100 million ounces of silver have been delivered to Wheaton, the stream will be reduced, and BHP will deliver the equivalent of 22.5 per cent of silver produced by Antamina over the remaining life of mine. There are no minimum or fixed delivery requirements under the agreement.

The stream will be settled via purchase and delivery of metal credits to Wheaton, as such the arrangement meets the definition of a financial instrument under IFRS 9 and is accounted for as an other financial liability classified as amortised cost.

In order to determine the discount rate implicit in the arrangement, management is required to estimate expected future cash flows required to purchase metal credits to settle the stream based on assumptions for Antamina production volumes and silver prices. While the discount rate implicit in the arrangement will not change over the life of the arrangement, reassessment of Antamina production volumes and silver price may require remeasurement of the liability in future reporting periods.

Key judgements and estimates

Estimates: The significant estimates impacting the amortised cost balance of the other financial liability associated with the Antamina silver streaming agreement are:

Future production volumes

The Antamina silver streaming agreement is a life of mine agreement linked to Antamina’s silver production. Estimated production volumes took into account Antamina’s existing development plans along with risked reserves and resources, that a market participant would consider when valuing the stream, but do not currently meet the criteria to be treated as proved.

Commodity prices

Commodity prices were based on latest internal forecasts which are benchmarked with external sources of information such as analyst forecasts.

24.4 Derivatives and hedge accounting

The Group uses derivatives to hedge its exposure to certain market risks and may elect to apply hedge accounting.

Hedge accounting

Derivatives are included within financial assets or liabilities at fair value through profit or loss unless they are designated as effective hedging instruments.

Where hedge accounting is applied, at the start of the transaction, the Group documents the type of hedge, the relationship between the hedging instrument and hedged items and its risk management objective and strategy for undertaking various hedge transactions. The documentation also demonstrates that the hedge is expected to be effective.

The Group applies the following types of hedge accounting to its derivatives hedging the interest rate and currency risks of its notes and debentures:

•
Fair value hedges – the fair value gain or loss on interest rate and cross currency swaps relating to interest rate risk, together with the change in the fair value of the hedged fixed rate borrowings attributable to interest rate risk are recognised immediately in the income statement. If the hedge no longer meets the criteria for hedge accounting, the fair value adjustment on the note or debenture is amortised to the income statement over the period to maturity using a recalculated effective interest rate.
•
Cash flow hedges – changes in the fair value of cross currency interest rate swaps which hedge foreign currency cash flows on the notes and debentures are recognised directly in other comprehensive income and accumulated in the cash flow hedging reserve. To the extent a hedge is ineffective, changes in fair value are recognised immediately in the income statement.

When a hedging instrument expires, or is sold, terminated or exercised, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time remains in equity and is amortised to the income statement over the period to the hedged item’s maturity.

When hedged, the Group hedges the full notional value of notes or debentures. However, certain components of the fair value of derivatives are not permitted under IFRS 9 to be included in the hedge accounting above. Certain costs of hedging are permitted to be recognised in other comprehensive income. Any change in the fair value of a derivative that does not qualify for hedge accounting, or is ineffective in hedging the designated risk due to contractual differences between the hedged item and hedging instrument, is recognised immediately in the income statement.

The table below shows the carrying amounts of the Group’s notes and debentures by currency and the derivatives which hedge them:

•
The carrying amount of the notes and debentures includes foreign exchange remeasurement to period-end rates and fair value adjustments when included in a fair value hedge.
•
The breakdown of the hedging derivatives includes remeasurement of foreign currency notional values at period-end rates, fair value movements due to interest rate risk, foreign currency cash flows designated into cash flow hedges, costs of hedging recognised in other comprehensive income, ineffectiveness recognised in the income statement and accruals or prepayments.
•
The hedged value of notes and debentures includes their carrying amounts adjusted for the offsetting derivative fair value movements due to foreign currency and interest rate risk remeasurement.

			Fair value of derivatives
2026	Carrying amount of hedged loans, notes and	De- designated	Foreign exchange notional at spot	Interest rate	Recognised in cash flow hedging	Recognised in cost of hedging	Recognised in the income	Accrued and other cash		Hedged value of loans, notes and
US$M	debentures	hedges[1]	rates	risk	reserve	reserve	statement[2]	flows	Total	debentures[3]
	A	B	C	D	E	F	G	H	C to H	A + B + C + D
USD	14,945	47	–	597	–	–	(56)	(73)	468	15,589
GBP	1,000	37	298	277	20	4	(78)	35	556	1,612
EUR	3,997	68	229	85	88	12	(95)	(276)	43	4,379
Total	19,942	152	527	959	108	16	(229)	(314)	1,067	21,580

			Fair value of derivatives
2025	Carrying amount of hedged loans, notes and	De- designated	Foreign exchange notional at spot	Interest rate	Recognised in cash flow hedging	Recognised in cost of hedging	Recognised in the income	Accrued and other cash		Hedged value of loans, notes and
US$M	debentures	hedges[1]	rates	risk	reserve	reserve	statement[2]	flows	Total	debentures[3]
	A	B	C	D	E	F	G	H	C to H	A + B + C + D
USD	15,120	49	–	249	–	–	(19)	(51)	179	15,418
GBP	1,062	40	251	258	(19)	5	(64)	37	468	1,611
EUR	2,481	97	122	50	41	(11)	(51)	(203)	(52)	2,750
Total	18,663	186	373	557	22	(6)	(134)	(217)	595	19,779

1.
Includes accumulated fair value adjustments on de-designated hedges which are amortised to the income statement over the period to the hedged item’s maturity.
2.
Predominantly related to ineffectiveness.
3.
Includes US$200 million (2025: US$525 million) of fixed rate debt not swapped to floating rate that is not in a hedging relationship.

The weighted average interest rate payable is USD SOFR +1.32 per cent (2025: USD SOFR +1.30 per cent). Refer to note 23 'Net finance costs' for details of net finance costs for the year.

Movements in reserves relating to hedge accounting

The following table shows a reconciliation of the components of equity and an analysis of the movements in reserves for all hedges. For a description of these reserves, refer to note 18 'Other equity'.

2026	Cash flow hedging reserve			Cost of hedging reserve			Total
US$M	Gross	Tax	Net	Gross	Tax	Net
At the beginning of the financial year	(22)	6	(16)	6	(2)	4	(12)
Add: Change in fair value of hedging instrument recognised in OCI	(215)	65	(150)	(22)	7	(15)	(165)
Less: Reclassified from reserves to financial expenses – recognised through OCI	129	(39)	90	–	–	–	90
At the end of the financial year	(108)	32	(76)	(16)	5	(11)	(87)

2025	Cash flow hedging reserve			Cost of hedging reserve			Total
US$M	Gross	Tax	Net	Gross	Tax	Net
At the beginning of the financial year	40	(13)	27	(10)	3	(7)	20
Add: Change in fair value of hedging instrument recognised in OCI	330	(99)	231	16	(5)	11	242
Less: Reclassified from reserves to financial expenses – recognised through OCI	(392)	118	(274)	–	–	–	(274)
At the end of the financial year	(22)	6	(16)	6	(2)	4	(12)

Changes in interest bearing liabilities and related derivatives resulting from financing activities

The movement in the year in the Group’s interest bearing liabilities and related derivatives are as follows:

	Interest bearing liabilities					Derivatives (assets)/ liabilities
2026	Bank	Notes and	Lease	Bank overdraft and short-term		Cross currency and interest
US$M	loans	debentures	liabilities	borrowings	Other	rate swaps	Total
At the beginning of the financial year	3,731	17,653	2,953	1	158	595
Proceeds from interest bearing liabilities	850	3,107	–	–	–	–	3,957
Settlements of debt related instruments	–	–	–	–	–	(22)	(22)
Repayment of interest bearing liabilities	(40)	(1,323)	(977)	–	(23)	–	(2,363)
Change from Net financing cash flows	810	1,784	(977)	–	(23)	(22)	1,572
Other movements:
Interest rate impacts	(13)	(354)	–	–	–	317
Foreign exchange impacts	3	(154)	71	–	(1)	154
Lease additions	–	–	1,111	–	–	–
Remeasurement of index-linked freight contracts	–	–	340	–	–	–
Other interest bearing liabilities/ derivative related changes	3	16	(2)	(1)	12	23
At the end of the financial year	4,534	18,945	3,496	–	146	1,067

	Interest bearing liabilities					Derivatives (assets)/ liabilities
2025	Bank	Notes and	Lease	Bank overdraft and short-term		Cross currency and interest
US$M	loans	debentures	liabilities	borrowings	Other	rate swaps	Total
At the beginning of the financial year	2,610	14,932	3,116	3	57	1,395
Proceeds from interest bearing liabilities	1,150	2,979	–	–	–	–	4,129
Settlements of debt related instruments	–	–	–	–	–	(147)	(147)
Repayment of interest bearing liabilities	(40)	(894)	(712)	–	(29)	–	(1,675)
Change from Net financing cash flows	1,110	2,085	(712)	–	(29)	(147)	2,307
Other movements:
Interest rate impacts	11	252	–	–	–	(265)
Foreign exchange impacts	7	369	(13)	–	–	(369)
Lease additions	–	–	870	–	–	–
Remeasurement of index-linked freight contracts	–	–	(297)	–	–	–
Other interest bearing liabilities/ derivative related changes	(7)	15	(11)	(2)	130	(19)
At the end of the financial year	3,731	17,653	2,953	1	158	595

Employee matters

25.
Key management personnel

Key management personnel compensation comprises:

	2026	2025	2024
	US$	US$	US$
Short-term employee benefits	13,482,224	12,794,925	12,687,272
Post-employment benefits	632,756	589,573	634,005
Share-based payments	13,023,126	10,569,238	11,143,944
Total	27,138,106	23,953,736	24,465,221

Key Management Personnel (KMP) includes the roles which have the authority and responsibility for planning, directing and controlling the activities of BHP. These are Non-executive Directors, the CEO, the Chief Financial Officer, the President Australia and the President Americas.

Transactions and outstanding loans/amounts with key management personnel

There were no purchases by KMP from the Group during FY2026 (2025: US$ nil; 2024: US$ nil).

There were no amounts payable by KMP at 30 June 2026 (2025: US$ nil; 2024: US$ nil).

There were no loans receivable from or payable to KMP at 30 June 2026 (2025: US$ nil; 2024: US$ nil).

Transactions with personally related entities

A number of Directors of the Group hold or have held positions in other companies (personally related entities) where it is considered they control or significantly influence the financial or operating policies of those entities. There were no reportable transactions with those entities and no amounts were owed by the Group to personally related entities at 30 June 2026 (2025: US$ nil; 2024: US$ nil).

For more information on remuneration and transactions with KMP, refer to the Remuneration Report under Governance.

26.
Employee share ownership plans

Awards, in the form of the right to receive ordinary shares in BHP Group Limited have been granted under the following employee share ownership plans: Cash and Deferred Plan (CDP), Long Term Incentive Plan (LTIP), Management Award Plan (MAP) and the all-employee share plan, Shareplus.

Some awards are eligible to receive a Dividend Equivalent Payment (DEP) which is paid as either a cash payment, or the equivalent value awarded in shares, equal to the dividend amount that would have been earned on the underlying shares awarded. DEP is paid/allocated once the underlying shares are allocated or transferred to plan participants. Awards under the plans do not confer any rights to participate in a share issue; however, there is discretion under each of the plans to adjust the awards in response to a variation in the share capital of BHP Group Limited.

The table below provides a description of each of the plans.

Plan	CDP	LTIP[1] and MAP	Shareplus
Type	Short and long term incentive	Long term incentive	All-employee share purchase plan
Overview

The CDP is an annual cash and equity incentive plan for Executive KMP and members of the Executive Leadership Team who are not Executive KMP.

CDP awards are split into three equal parts - a cash component paid annually, and two awards of deferred rights to receive BHP Group Limited shares subject to service conditions and a holistic review of performance.

The two awards of deferred rights are the equivalent value of the CDP cash award, vesting between two and five years respectively. Awards of deferred rights may also be granted to members of the Executive Leadership Team as additional retention awards with vesting periods of up to five years.

The LTIP is a long term incentive plan for Executive KMP and members of the Executive Leadership Team, who are not Executive KMP. Awards are granted annually and delivered in performance rights, which are conditional rights to receive BHP shares. Awards vest after five years, subject to service and performance conditions.

The MAP is a long term incentive plan for BHP senior management who are not Executive KMP. The number of share rights awarded is determined by a participant’s role and grade and generally vest in three years. Awards of share rights may also be granted to members of the Executive Leadership Team as additional retention awards with vesting periods of between one and five years.

Employees may contribute up to US$5,000 to acquire shares in any plan year. On the third anniversary of the start of a plan year, the Group will match the number of acquired shares still held by the participant.

Vesting conditions

Service conditions only for the two-year award.

Vesting of the four-year awards are subject to service and individual performance conditions.

Vesting of the five-year awards are subject to a service condition and underpinned by a holistic review of performance encompassing safety and sustainability including climate, financial, corporate governance and conduct at the end of the five-year period.

LTIP: Service and performance conditions.

From FY2023 BHP’s performance is assessed over the five-year period against the relative Total Shareholder Return (TSR) of two comparator groups - Morgan Stanley Capital International (MSCI) market indices, the MSCI World Metals and Mining Index (‘Sector Group TSR’) and the MSCI World Index (‘World TSR’). The Sector Group TSR determines the vesting of 67 per cent of the awards, while performance relative to the World TSR determines the vesting of 33 per cent of the awards. For awards granted prior to FY2023, TSR performance relative to a bespoke sector peer group and the MSCI World Index determines the vesting of 67 per cent and 33 per cent of the award, respectively.

25 per cent of the award will vest where BHP’s TSR is equal to the median TSR of the relevant comparator group(s), as measured over the five-year performance period. Where TSR is below the median, awards will not vest. Vesting occurs on a sliding scale when BHP’s TSR is between the median TSR of the relevant comparator group(s) up to a nominated level of TSR outperformance over the relevant comparator group(s), as determined by the Committee, above which 100 per cent of the award will vest.

Vesting of LTIP awards is underpinned by a holistic performance review of safety, sustainability, financials, corporate governance and conduct at the end of the five-year performance period.

MAP: Service conditions only.

Service conditions only.
Vesting period	Between 2 and 5 years	LTIP – 5 years MAP – 1 to 5 years	3 years
Dividend Equivalent Payment	Yes	LTIP – Yes MAP – Yes - from FY2026	No
Exercise period	None	None	None

1.
For LTIP awards granted prior to unification and where the five-year performance period ends after unification, the TSR at the start of the performance period is based on the weighted average of the TSRs of BHP Group Limited and BHP Group Plc and the TSR at the end of the performance period is based on the TSR of BHP Group Limited.

Employee share awards

2026	Number of awards at the beginning of the financial year	Number of awards issued during the year	Number of awards vested and exercised	Number of awards lapsed	Number of awards at the end of the financial year	Weighted average remaining contractual life (years)	Weighted average share price at exercise date
CDP awards	1,348,291	720,403	320,052	–	1,748,642	1.9	A$42.00
LTIP awards	2,597,623	724,204	190,040	383,737	2,748,050	2.4	A$42.00
MAP awards	5,710,865	3,507,180	1,902,627	548,616	6,766,802	1.4	A$42.73
Shareplus	6,156,475	3,560,785	2,511,251	707,507	6,498,502	1.3	A$52.26

Fair value and assumptions in the calculation of fair value for awards issued

2026	Weighted average fair value of awards granted during the year US$	Risk-free interest rate	Estimated life of awards	Share price at grant date	Estimated volatility of share price	Dividend yield
CDP awards	29.03	n/a	2-5 years	A$43.45	n/a	n/a
LTIP awards	17.30	3.70%	5 years	A$43.45	23.45%	n/a
MAP awards[1]	29.33	n/a	1-3 years	A$42.08/A$56.17	n/a	n/a
Shareplus	30.18	n/a	3 years	A$48.14	n/a	4.88%

1.
Includes MAP awards granted on 3 October 2025 and 22 April 2026.

Recognition and measurement

The fair value at grant date of equity-settled share awards is charged to the income statement over the period for which the benefits of employee services are expected to be derived. The fair values of awards granted were estimated using a Monte Carlo simulation methodology and Black-Scholes option pricing technique and consider the following factors:

•
exercise price
•
expected life of the award
•
current market price of the underlying shares
•
expected volatility using an analysis of historic volatility over different rolling periods. For the LTIP, it is calculated for all sector comparators and the published MSCI World Index
•
expected dividends
•
risk-free interest rate, which is an applicable government bond rate
•
market-based performance hurdles
•
non-vesting conditions

Where awards are forfeited because non-market-based vesting conditions are not satisfied, the expense previously recognised is proportionately reversed.

The tax effect of awards granted is recognised in income tax expense, except to the extent that the total tax deductions are expected to exceed the cumulative remuneration expense. In this situation, the excess of the associated current or deferred tax is recognised in equity and forms part of the employee share awards reserve. The fair value of awards as presented in the tables above represents the fair value at grant date.

In respect of employee share awards, the Group utilises the BHP Group Limited Employee Equity Trust. The trustee of this trust is an independent company, resident in Jersey. The trust uses funds provided by the Group to acquire ordinary shares to enable awards to be made or satisfied. The ordinary shares may be acquired by purchase in the market or by subscription at not less than nominal value.

27.
Employee benefits, restructuring and post-retirement employee benefits provisions

	2026	2025
	US$M	US$M
Employee benefits[1]	2,171	1,879
Restructuring[2]	69	83
Post-retirement employee benefits[3]	367	336
Total provisions	2,607	2,298
Comprising:
Current	2,174	1,893
Non-current	433	405

2026	Employee benefits[1]	Restructuring[2]	Post- retirement employee benefits[3]	Total
	US$M	US$M	US$M	US$M
At the beginning of the financial year	1,879	83	336	2,298
Charge/(credit) for the year:
Underlying	1,704	37	52	1,793
Discounting	–	–	24	24
Yield on defined benefit scheme assets	–	–	(5)	(5)
Exchange variations	79	3	2	84
Released during the year	(2)	(5)	(8)	(15)
Remeasurement losses taken to retained earnings	–	–	12	12
Utilisation	(1,480)	(49)	(46)	(1,575)
Divestment of subsidiaries and operations	(2)	–	–	(2)
Transfers and other movements	(7)	–	–	(7)
At the end of the financial year	2,171	69	367	2,607

1.
The expenditure associated with total employee benefits will occur in a pattern consistent with when employees choose to exercise their entitlement to benefits.
2.
Total restructuring provisions include provisions for terminations and office closures.
3.
The net liability recognised in the Consolidated Balance Sheet includes US$315 million unfunded post-employment benefits obligation in Chile (2025: US$276 million).

Recognition and measurement

Provisions are recognised by the Group when:

•
there is a present legal or constructive obligation as a result of past events
•
it is more likely than not that a permanent outflow of resources will be required to settle the obligation
•
the amount can be reliably estimated and measured at the present value of management’s best estimate of the cash outflow required to settle the obligation at the reporting date

Provision	Description
Employee benefits

Liabilities for benefits accruing to employees up until the reporting date in respect of wages and salaries, annual leave and any accumulating sick leave are recognised in the period the related service is rendered.

Liabilities recognised in respect of short-term employee benefits expected to be settled within 12 months are measured at the amounts expected to be paid when the liabilities are settled.

Liabilities for other long-term employee benefits, including long service leave, are measured as the present value of estimated future payments for the services provided by employees up to the reporting date.

Liabilities that are not expected to be settled within 12 months are discounted at the reporting date using market yields of high-quality corporate bonds or government bonds for countries where there is no deep market for corporate bonds. The rates used reflect the terms to maturity and currency that match, as closely as possible, the estimated future cash outflows.

In relation to industry-based long service leave funds, the Group's liability, including obligations for funding shortfalls, is determined after deducting the fair value of dedicated assets of such funds.

Liabilities for short and long-term employee benefits (other than unpaid wages and salaries) are disclosed within employee benefits.

Other liabilities for unpaid wages and salaries related to the current period are recognised in other creditors.

Restructuring

Restructuring provisions are recognised when:

•
the Group has developed a detailed formal plan identifying the business or part of the business concerned, the location and approximate number of employees affected, a detailed estimate of the associated costs, and an appropriate timeline
•
the restructuring has either commenced or been publicly announced and can no longer be withdrawn

Payments that are not expected to be settled within 12 months of the reporting date are measured at the present value of the estimated future cash payments expected to be made by the Group.

Post-retirement employee benefits

Defined contribution pension schemes and multi-employer pension schemes

For defined contribution schemes or schemes operated on an industry-wide basis where it is not possible to identify assets attributable to the participation by the Group’s employees, the pension charge is calculated on the basis of contributions payable. The Group contributed US$439 million during the financial year (2025: US$395 million; 2024: US$368 million) to defined contribution plans and multi-employer defined contribution plans. These contributions are expensed as incurred.

Defined benefit pension and post-retirement medical schemes

The Group operates or participates in a number of defined benefit pension schemes throughout the world, all of which are closed to new entrants. The funding of the schemes complies with local regulations. The assets of the schemes are generally held separately from those of the Group and are administered by trustees or management boards. The Group also operates a number of unfunded post-retirement medical schemes in the United States, Canada and Europe.

For defined benefit schemes, an asset or liability is recognised in the balance sheet based at the present value of defined benefit obligations less, where funded, the fair value of plan assets, except that any such asset cannot exceed the present value of expected refunds from and reductions in future contributions to the plan. Full actuarial valuations are prepared by local actuaries for all schemes, using discount rates based on market yields at the reporting date on high-quality corporate bonds or by reference to national government bonds if high-quality corporate bonds are not available.

Where funded, scheme assets are invested in a diversified range of asset classes, predominantly comprising bonds and equities.

Group and related party information

28.
Subsidiaries

Significant subsidiaries of the Group are those with the most significant contribution to the Group’s net profit or net assets. The Group’s interest in the subsidiaries’ results are listed in the table below. For a list of the Group’s subsidiaries, refer to Exhibit 8.1 – List of Subsidiaries.

			Group’s interest
	Country of		2026	2025
Significant subsidiaries	incorporation	Principal activity	%	%
Coal
Hunter Valley Energy Coal Pty Ltd	Australia	Coal mining	100	100
Copper
BHP Olympic Dam Corporation Pty Ltd	Australia	Copper, uranium and gold mining	100	100
Compañia Minera Cerro Colorado Limitada	Chile	Copper mining	100	100
Minera Escondida Ltda[1]	Chile	Copper mining	57.5	57.5
Minera Spence SA	Chile	Copper mining	100	100
OZ Minerals Carrapateena Pty Ltd	Australia	Copper and gold mining	100	100
OZ Minerals Prominent Hill Operations Pty Ltd	Australia	Copper and gold mining	100	100
Iron Ore
BHP Iron Ore (Jimblebar) Pty Ltd[2]	Australia	Iron ore mining	85	85
BHP Iron Ore Pty Ltd	Australia	Service company	100	100
BHP (Towage Services) Pty Ltd	Australia	Towing services	100	100
Marketing
BHP Billiton Freight Singapore Pte Limited	Singapore	Freight services	100	100
BHP Billiton Marketing AG	Switzerland	Marketing and trading	100	100
BHP Billiton Marketing Asia Pte Ltd	Singapore	Marketing support and other services	100	100
Group and Unallocated
BHP Billiton Finance B.V.	The Netherlands	Finance	100	100
BHP Billiton Finance Limited	Australia	Finance	100	100
BHP Billiton Finance (USA) Limited	Australia	Finance	100	100
BHP Billiton Group Limited	United Kingdom	Holding company	100	100
BHP Canada Inc.	Canada	Potash development	100	100
BHP Group Operations Pty Ltd	Australia	Administrative services	100	100
BHP Nickel West Pty Ltd[3]	Australia	Nickel mining, smelting, refining and administrative services	100	100
OZ Minerals Musgrave Operations Pty Ltd[3]	Australia	Nickel and copper development	100	100
WMC Finance (USA) Limited	Australia	Finance	100	100

1.
As the Group has the ability to direct the relevant activities at Minera Escondida Ltda, it has control over the entity. The assessment of the most relevant activity in this contractual arrangement is subject to judgement. The Group establishes the mine plan and the operating budget and has the ability to appoint the key management personnel, demonstrating that the Group has the existing rights to direct the relevant activities of Minera Escondida Ltda.
2.
The Group has an effective interest of 92.5 per cent in BHP Iron Ore (Jimblebar) Pty Ltd; however, by virtue of the shareholder agreement with ITOCHU Iron Ore Australia Pty Ltd and Mitsui & Co. Iron Ore Exploration & Mining Pty Ltd, the Group’s interest in the Jimblebar mining operation is 85 per cent, which is consistent with the other respective contractual arrangements at Western Australia Iron Ore.
3.
The Nickel West operations and the West Musgrave project both transitioned into temporary suspension in December 2024.
29.
Investments accounted for using the equity method

Significant interests in equity accounted investments of the Group are those with the most significant contribution to the Group’s net profit or net assets. The Group’s ownership interest in significant equity accounted investments results are listed in the table below. For a list of the Group’s associates and joint ventures, refer to Exhibit 8.1 – List of Subsidiaries.

	Country of incorporation/				Ownership interest
	principal	Associate or	Principal	Reporting	2026	2025
Significant associates and joint ventures	place of business	joint venture	activity	date	%	%
Compañía Minera Antamina S.A. (Antamina)	Peru	Associate	Copper and zinc mining	31 December	33.75	33.75
Samarco Mineração S.A. (Samarco)	Brazil	Joint venture	Iron ore mining	31 December	50.00	50.00
Vicuña Corp (Vicuña)	Canada/Argentina/Chile	Joint venture	Copper development	31 December	50.00	50.00

Voting in relation to relevant activities in Antamina, determined to be the approval of the operating and capital budgets, does not require unanimous consent of all participants to the arrangement, therefore joint control does not exist. Instead, because the Group has the power to participate in the financial and operating policies of the investee, this investment is accounted for as an associate.

Samarco is jointly owned by BHP Billiton Brasil Ltda (BHP Brasil) and Vale S.A. (Vale). BHP Brasil and Vale do not have offtake arrangements with Samarco. Instead, Samarco sells all of its product directly to market. Accordingly, as the Samarco entity has the rights to the assets and obligations to the liabilities relating to the joint arrangement and not its owners, this investment is accounted for as a joint venture.

BHP Investments Canada Inc. (BHP Canada) and Lundin Mining each own 50% of Vicuña Corp and share joint control. In management’s judgement, and considering the offtake terms, BHP Canada and Lundin Mining do not have the rights to, or the obligation for, substantially all the output of the arrangement. Accordingly, as the Vicuña entity has the rights to the assets and obligations for the liabilities of this arrangement and not its owners, this investment is accounted for as a joint venture.

Key judgements and estimates

Judgements: Determining whether joint arrangements structured through a separate vehicle are classified as joint ventures or joint operations can involve significant judgement. The classification depends on an assessment of the venturers’ rights to the assets and obligations for the liabilities of the arrangement in the normal course of business. When making the assessment, management has regard to the legal form of the separate vehicle, the terms of the arrangement and other relevant facts and circumstances. Where venturers have the rights to, and obligations for, substantially all of the output of the arrangement, this is indicative of a joint operation as the venturers have rights to substantially all of the economic benefits of the assets and provide cash flows that are used to settle the liabilities of the arrangement.

The Group is restricted in its ability to make dividend payments from its investments in associates and joint ventures as any such payments require the approval of all investors in the associates and joint ventures.

The movement for the year in the Group’s investments accounted for using the equity method is as follows:

Year ended 30 June 2026 US$M	Investment in associates	Investment in joint ventures	Total equity accounted investments
At the beginning of the financial year	1,751	2,356	4,107
Profit/(loss) from equity accounted investments, related impairments and expenses[1]	899	(325)	574
Investment in equity accounted investments	108	242	350
Dividends received from equity accounted investments	(895)	–	(895)
Divestment of equity accounted investments	(42)	–	(42)
Other	–	320	320
At the end of the financial year	1,821	2,593	4,414

1.
Represents financial impacts of Samarco dam failure in the Group’s profit/(loss) from equity accounted investments, related impairments and expenses. Refer to note 4 'Significant events – Samarco dam failure' for further information.

The following table summarises the financial information relating to each of the Group’s significant equity accounted investments.

	Associates		Joint ventures
2026		Individually					Individually
US$M	Antamina	immaterial	Samarco[1]		Vicuña		immaterial	Total
Current assets	2,405		957	[2]	109	[2]
Non-current assets	7,219		8,142		5,057
Current liabilities	(1,561)		(3,610)	[3]	(119)	[3]
Non-current liabilities	(2,532)		(24,912)	[4]	(12)	[4]
Net assets/(liabilities) – 100%	5,531		(19,423)		5,035
Net assets/(liabilities) – Group share	1,867		(9,712)		2,518
Adjustments to net assets related to accounting policy adjustments	(79)		–		75
Investment in Samarco	–		516	[5]	–
Impairment of the carrying value of the investment in Samarco	–		(1,041)	[6]	–
Recognised additional share of losses, net of capital contributions	–		6,628		–
Unrecognised losses	–		3,609	[7]	–
Carrying amount of investments accounted for using the equity method	1,788	33	–		2,593		–	4,414
Revenue – 100%	7,473		1,955		–
Profit/(loss) – 100%	3,029		(4,210)	[8]	(10)	[9]
Share of profit/(loss) of equity accounted investments	1,022		(2,105)		(5)
Adjustments to share of profit/(loss) related to accounting policy adjustments	–		–		–
Impairment of the carrying value of the investment in Samarco	–		–		–
Additional share of Samarco losses	–		600		–
Fair value change on forward exchange derivatives	–		458		–
Movement in unrecognised losses	–		727	[7]	–
Profit/(loss) from equity accounted investments, related impairments and expenses	1,022	(123)	(320)		(5)		–	574
Comprehensive income – 100%	3,029		(4,210)		(10)
Share of comprehensive income/(loss) – Group share in equity accounted investments	1,022	(123)	(320)		(5)		–	574
Dividends received from equity accounted investments	895	–	–		–		–	895

	Associates		Joint ventures
2025		Individually					Individually
US$M	Antamina	immaterial	Samarco[1]		Vicuña		immaterial	Total
Current assets	1,773		877	[2]	54	[2]
Non-current assets	6,944		6,485		4,570
Current liabilities	(970)		(6,180)	[3]	(61)	[3]
Non-current liabilities	(2,599)		(20,404)	[4]	(3)	[4]
Net assets/(liabilities) – 100%	5,148		(19,222)		4,560
Net assets/(liabilities) – Group share	1,737		(9,611)		2,280
Adjustments to net assets related to accounting policy adjustments	(76)		–		76
Investment in Samarco	–		516	[5]	–
Impairment of the carrying value of the investment in Samarco	–		(1,041)	[6]	–
Recognised additional share of losses, net of capital contributions	–		7,254		–
Unrecognised losses	–		2,882	[7]	–
Carrying amount of investments accounted for using the equity method	1,661	90	–		2,356		–	4,107
Revenue – 100%	4,627		1,598		–
Profit/(loss) – 100%	1,609		(4,032)	[8]	2	[9]
Share of profit/(loss) of equity accounted investments	543		(2,016)		1
Adjustments to share of profit/(loss) related to accounting policy adjustments	(5)		–		–
Impairment of the carrying value of the investment in Samarco	–		–		–
Additional share of Samarco losses	–		458		–
Fair value change on forward exchange derivatives	–		414		–
Movement in unrecognised losses	–		899	[7]	–
Profit/(loss) from equity accounted investments, related impairments and expenses	538	(141)	(245)		1		–	153
Comprehensive income – 100%	1,609		(4,032)		2
Share of comprehensive income/(loss) – Group share in equity accounted investments	538	(141)	(245)		1		–	153
Dividends received from equity accounted investments	375	–	–		–		–	375

	Associates		Joint ventures
2024		Individually			Individually
US$M	Antamina	immaterial	Samarco[1]		immaterial	Total
Revenue – 100%	4,381		1,553
Profit/(loss) – 100%	1,353		(6,726)	[8]
Share of profit/(loss) of equity accounted investments	457		(3,363)
Adjustments to share of profit/(loss) related to accounting policy adjustments	8		(6)	[10]
Impairment of the carrying value of the investment in Samarco	–		–
Additional share of Samarco losses	–		506
Fair value change on forward exchange derivatives	–		(199)
Movement in unrecognised losses	–		30	[7]
Profit/(loss) from equity accounted investments, related impairments and expenses	465	(89)	(3,032)		–	(2,656)
Comprehensive income – 100%	1,353		(6,726)
Share of comprehensive (loss)/income – Group share in equity accounted investments	465	(89)	(3,032)		–	(2,656)
Dividends received from equity accounted investments	397	–	–		–	397

1.
Refer to note 4 'Significant events – Samarco dam failure' for further information regarding the financial impact of the Samarco dam failure which occurred in November 2015 on BHP Brasil’s share of Samarco’s losses. The financial information disclosed represents the underlying financial information of Samarco updated to reflect the Group’s best estimate of future cost estimates with the obligations set out in the Brazil Settlement Agreement, along with estimates associated with the United Kingdom group action claim.
2.
Includes cash and cash equivalents of US$454 million (2025: US$419 million) in Samarco and US$103 million (2025: US$53 million) in Vicuña.
3.
Includes current financial liabilities (excluding trade and other payables and provisions) of US$ nil (2025: US$ nil) in Samarco and US$7 million (2025: US$1 million) in Vicuña.
4.
Includes non-current financial liabilities (excluding trade and other payables and provisions) of US$4,957 million (2025: US$4,625 million) in Samarco and US$13 million (2025: US$3 million) in Vicuña.
5.
Any working capital funding provided to Samarco is capitalised as part of the Group’s investments in joint ventures and disclosed as an impairment included within the Samarco impairment expense line item.
6.
In the year ended 30 June 2016, BHP Brasil recognised an impairment of US$525 million to impair its investment in Samarco to US$ nil. Subsequently, additional cumulative impairment losses relating to working capital funding of US$516 million have been recognised. Following the Judicial Reorganisation in September 2023, no further working capital funding has been provided.
7.
Share of Samarco’s losses for which BHP Brasil does not have an obligation to fund.
8.
Includes depreciation and amortisation of US$205 million (2025: US$165 million; 2024: US$165 million), interest income of US$102 million (2025: US$54 million; 2024: US$43 million), interest expense of US$1,400 million (2025: US$1,686 million; 2024: US$807 million), other finance income in relation to the Judicial Reorganisation of US$ nil (2025: US$ nil; 2024: US$1,756 million) and income tax (expense)/benefit of US$(632) million (2025: US$(623) million; 2024: US$999 million).
9.
Includes depreciation and amortisation of US$10 million (2025: US$1 million), interest income of US$3 million (2025: US$ nil), interest expense of US$1 million (2025: US$ nil) and income tax benefit/(expense) of US$ nil (2025: US$ nil).
10.
Includes accounting policy adjustments mainly related to the removal of foreign exchange gains on excluded dividends payable.
30.
Interests in joint operations

Significant joint operations of the Group are those with the most significant contributions to the Group’s net profit or net assets. The Group’s interest in the joint operations results are listed in the table below. For a list of the Group’s investments in joint operations, refer to Exhibit 8.1 – List of Subsidiaries.

			Group’s interest
			2026	2025
Significant joint operations	Country of operation	Principal activity	%	%
Mt Goldsworthy[1]	Australia	Iron ore mining	85	85
Mt Newman[1]	Australia	Iron ore mining	85	85
Yandi[1]	Australia	Iron ore mining	85	85
Central Queensland Coal Associates	Australia	Coal mining	50	50

1.
These contractual arrangements are controlled by the Group and do not meet the definition of joint operations. However, as they are formed by contractual arrangement and are not entities, the Group recognises its share of assets, liabilities, revenue and expenses arising from these arrangements.

Assets held in joint operations subject to significant restrictions are as follows:

	Group's share
	2026	2025
	US$M	US$M
Current assets	2,490	1,967
Non-current assets	26,710	25,275
Total assets[1]	29,200	27,242

1.
While the Group is unrestricted in its ability to sell a share of its interest in these joint operations, it does not have the right to sell individual assets that are used in these joint operations without the unanimous consent of the other participants. The assets in these joint operations are also restricted to the extent that they are only available to be used by the joint operation itself and not by other operations of the Group.
31.
Related party transactions

The Group’s related parties are predominantly subsidiaries, associates and joint ventures, and key management personnel of the Group. Disclosures relating to key management personnel are set out in note 25 'Key management personnel'. Transactions between each parent company and its subsidiaries are eliminated on consolidation and are not disclosed in this note. In the Consolidated Financial Statements of the Group:

•
All transactions to/from related parties are made at arm’s length, i.e. at normal market prices and rates and on normal commercial terms.
•
Outstanding balances at year-end are unsecured and settlement occurs in cash. Loan amounts owing from related parties represent secured loans made to associates and joint ventures under co-funding arrangements. Such loans are made on an arm’s length basis.
•
No guarantees are provided or received for any related party receivables or payables.
•
No provision for expected credit losses has been recognised in relation to any outstanding balances and no expense has been recognised in respect of expected credit losses due from related parties.
•
There were no other related party transactions in the year ended 30 June 2026 (2025: US$ nil), other than those with post-employment benefit plans for the benefit of Group employees. These are shown in note 27 'Employee benefits, restructuring and post-retirement employee benefits provisions'.
•
Related party transactions with Samarco are described in note 4 'Significant events – Samarco dam failure'.

Further disclosures related to related party transactions are as follows:

Transactions with related parties

	Joint ventures		Associates
	2026	2025	2026	2025
	US$M	US$M	US$M	US$M
Sales of goods/services	–	–	–	–
Purchases of goods/services	–	–	2,673.037	1,702.477
Interest income	–	–	–	–
Interest expense	–	–	–	–
Dividends received	–	–	894.375	374.972
Net loans made to/(repayments from) related parties	–	–	–	–

Outstanding balances with related parties

	Joint ventures		Associates
	2026	2025	2026	2025
	US$M	US$M	US$M	US$M
Trade amounts owing to related parties	–	–	363.386	224.091
Loan amounts owing to related parties	–	–	–	–
Trade amounts owing from related parties	–	–	0.653	1.557
Loan amounts owing from related parties	–	–	–	–

Unrecognised items and uncertain events

32.
Contingent liabilities

	2026	2025
	US$M	US$M
Associates and joint ventures[1]	2,003	1,664
Subsidiaries and joint operations[1]	1,060	911
Total	3,063	2,575

1.
There are a number of matters, for which it is not possible at this time to provide a range of possible outcomes or a reliable estimate of potential future exposures, and for which no amounts have been included in the table above.

A contingent liability is a possible obligation arising from past events and whose existence will be confirmed only by occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group. A contingent liability may also be a present obligation arising from past events but is not recognised on the basis that an outflow of economic resources to settle the obligation is not viewed as probable, or the amount of the obligation cannot be reliably measured.

When the Group has a present obligation, an outflow of economic resources is assessed as probable and the Group can reliably measure the obligation, a provision is recognised.

The Group has entered into various counter-indemnities of bank and performance guarantees related to its own future performance, which are in the normal course of business. The likelihood of these guarantees being called upon is considered remote.

The Group presently has tax matters, litigation and other claims, for which the timing of resolution and potential economic outflow are uncertain. Obligations assessed as having probable future economic outflows capable of reliable measurement are provided at reporting date and matters assessed as having possible future economic outflows capable of reliable measurement are included in the total amount of contingent liabilities above. Individually significant matters, including narrative on potential future exposures incapable of reliable measurement, are disclosed below, to the extent that disclosure does not prejudice the Group.

Uncertain tax and royalty matters

The Group is subject to a range of taxes and royalties across many jurisdictions, the application of which is uncertain in some regards. Changes in tax law, changes in interpretation of tax law, periodic challenges and disagreements with tax authorities, and legal proceedings result in uncertainty of the outcome of the application of taxes and royalties to the Group’s business.

To the extent uncertain tax and royalty matters give rise to a contingent liability, an estimate of the potential liability is included within the table above, where it is capable of reliable measurement.

Samarco contingent liabilities

The table above includes contingent liabilities related to the Group’s equity accounted investment in Samarco to the extent they are capable of reliable measurement. Details of contingent liabilities related to Samarco are disclosed in note 4 'Significant events – Samarco dam failure'.

Divestments and demergers

Where the Group divests or demerges entities, it is generally agreed to provide certain indemnities to the acquiring or demerged entity. Such indemnities include those provided as part of the demerger of South32 Ltd in May 2015, divestment of Group's Onshore US assets in September 2018 and October 2018, divestment of BMC in May 2022 and the merger of the Group's Petroleum business with Woodside in June 2022. No material claims have been made pursuant to these indemnities as at 30 June 2026.

33.
Subsequent events

On 18 August 2026, BHP completed a transaction with Global Infrastructure Partners (GIP) in relation to BHP’s share of WAIO’s inland power consumption. The parties have entered into a new UK transaction with the same commercial effect as the agreement announced on 9 December 2025 and that agreement has been terminated. GIP has provided US$2 billion in funding for a 49% stake in a partnership. BHP retains full operational control of WAIO including its inland power infrastructure and the new agreement does not affect ownership of any WAIO assets, including the WAIO inland power infrastructure.

Other than the matters outlined above or elsewhere in the Financial Statements, no matters or circumstances have arisen since the end of the financial year that have significantly affected, or may significantly affect, the operations, results of operations or state of affairs of the Group in subsequent accounting periods.

Other items

34.
Auditor’s remuneration

	2026	2025	2024
	US$M	US$M	US$M
Fees payable to the Group’s auditors for assurance services
Audit of the Group's Annual Report	10.419	10.295	10.558
Audit of the accounts of subsidiaries, joint ventures and associates	0.692	0.551	0.534
Audit-related assurance services required by legislation to be provided by the auditor	1.907	1.814	1.871
Other assurance and agreed-upon procedures under legislation or contractual arrangements	2.423	2.093	2.261
Total assurance services	15.441	14.753	15.224
Fees payable to the Group's auditors for non-assurance services
Other services	–	–	0.498
Total other services	–	–	0.498
Total fees	15.441	14.753	15.722

All amounts were paid to EY or EY affiliated firms with fees determined, and predominantly billed, in US dollars.

Fees payable to the Group’s auditors for assurance services

Audit of the Group’s Annual Report comprises fees for auditing the statutory financial report of the Group and includes audit work in relation to compliance with section 404 of the US Sarbanes-Oxley Act.

Audit-related assurance services required by legislation to be provided by the auditors mainly comprises review of the half-year report.

Other assurance services comprise assurance in respect of the Group’s sustainability reporting, economic contribution reporting, and other non-statutory reporting.

Fees payable to the Group’s auditors for other services

No amounts were payable for other services in FY2026 and FY2025. Other services provided in FY2024 primarily relate to an independent assessment of technology project governance.

35.
Not required for US reporting
36.
Not required for US reporting
37.
New and amended accounting standards and interpretations and changes to accounting policies

New and amended accounting pronouncements on issue but not yet effective

IFRS 18/AASB 18 ‘Presentation and Disclosure in Financial Statements’ (IFRS 18)

On 9 April 2024 and 14 June 2024, the IASB and AASB, respectively, issued IFRS 18 for reporting periods beginning on or after 1 January 2027, with early application permitted.

IFRS 18 will replace IAS 1 Presentation of Financial Statements. While largely retaining existing requirements, the standard establishes additional requirements for classifying and presenting items in the Income Statement, including mandatory categorisation of income and expense (e.g. operating, investing, financing, taxation and discontinued operations), and is more prescriptive in areas such as interest presentation. It also introduces new disclosure requirements for management-defined performance measures (MPMs) and strengthens principles for aggregation and disaggregation in both the primary financial statements and accompanying notes. IFRS 18 does not change the recognition or measurement of assets, liabilities, income or expense.

The Group continues to assess the implications of IFRS 18 and notes, on a preliminary basis, the application of the standard is expected to result in changes to the presentation of the Group’s financial performance, including the introduction of a mandated ‘operating profit or loss’ subtotal and the reclassification of certain income and expense between operating, investing and financing categories. This includes, for example, the presentation of results from equity accounted investments and related income and expense within the investing category.

Consequential changes are also expected in the Cash Flow Statement, including the reclassification of interest and dividends received from operating to investing activities and interest paid to financing activities.

The Group has performed an initial assessment of MPMs and expects that Underlying attributable profit and Underlying EBITDA will meet the MPM definition.

Additional changes to presentation and disclosure, including applying the enhanced requirements for aggregation and disaggregation of information and the separate presentation of certain Balance Sheet captions, such as goodwill, are also expected.

The Group intends to adopt IFRS 18 from its mandatory effective date for the year ending 30 June 2028, with comparative information restated in accordance with the standard.

Nature-dependent Electricity - IFRS 9/AASB 9 Financial Instruments and IFRS 7/AASB 7 Financial Instruments: Disclosures amendments

Amendments to IFRS 9 and IFRS 7, effective for periods commencing from 1 January 2026, aim to improve reporting of nature-dependent electricity contracts (such as power purchase agreements) by clarifying the ‘own-use’ exemption and hedge accounting requirements for such arrangements, as well as introducing additional disclosure requirements. Management is currently assessing the impact of the amendments and while no material impact has been identified to date, future impacts may arise as the Group enters into new or amends existing arrangements.

A number of other accounting standards and interpretations have been issued and will be applicable in future periods. While these remain subject to ongoing assessment, no significant impacts have been identified to date.

These pronouncements have not been applied in the preparation of these Financial Statements.

1A Reports of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BHP Group Limited

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of BHP Group Limited (the “Company”) as of 30 June 2026 and 2025, the related consolidated income statement, consolidated statement of comprehensive income, consolidated statement of changes in equity, and consolidated cash flow statement for each of the three years in the period ended 30 June 2026, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at 30 June 2026 and 2025, and the results of its operations and its cash flows for each of the three years in the period ended 30 June 2026, in conformity with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the Company’s internal control over financial reporting as of 30 June 2026, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated 18 August 2026 expressed an unqualified opinion thereon.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether to due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Risk and Audit Committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgements. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Carrying value of property, plant and equipment
Description of the Matter

As disclosed in Note 11 and Note 13 to the consolidated financial statements, the Company recorded US$80,046 million in property, plant and equipment as of 30 June 2026. The Company performed an assessment of indicators of impairment and impairment reversal for all cash generating units (“CGU”). The Company performed an impairment test for the Jansen project CGU due to the existence of indicators of impairment and recognised an impairment of US$2,300 million.

Auditing management’s assessment of indicators of impairment and impairment reversal and estimate of recoverable amount was complex due to the high degree of estimation in determining the present value of forecast cash flows for each CGU. Specifically, estimated forecast cash flows are sensitive to changes in significant assumptions, such as forecast commodity prices, discount rates, future production volumes and the impact of climate change. The capital expenditure forecast to complete the development of the Jansen project CGU was also considered to be a significant assumption.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design, and tested the operating effectiveness of the controls over the Company’s process to assess indicators of impairment or impairment reversal and to estimate the recoverable amount of the Jansen project CGU.

With the assistance of our valuation specialists, we assessed the reasonableness of forecast commodity prices and discount rates through comparison to analyst and broker forecasts, external market data, and evaluation of the valuation methodology. We evaluated the reasonableness of future production volumes by comparing future production volumes to historical operating performance and the Company’s approved plans. With the assistance from our climate change specialists, we assessed the consistency of the estimated future cash flows to the Company’s climate change strategy. We tested the mathematical accuracy of the models used and assessed the competence, qualifications and objectivity of management’s internal and external specialists.

In addition to the above, with respect of the Jansen project CGU impairment assessment, we evaluated management’s estimate of the recoverable amount, including the significant assumptions used and the consistency of forecast cash flows with approved plans.

Finally, we assessed the adequacy of the disclosures within Notes 11 and 13 of the consolidated financial statements.

Closure and rehabilitation provisions
Description of the Matter

As disclosed in Note 15 to the consolidated financial statements, the Company recorded US$11,598 million in closure and rehabilitation provisions as at 30 June 2026.

Provisions for closure and rehabilitation are recognised by the Company when there is a present legal or constructive obligation, it is probable that an outflow of resources will be required to settle the obligation, and the amount can be reliably estimated.

The Company estimates the individual site provisions using the expected value of future cash flows required to close and rehabilitate the relevant site using current restoration standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to the present value using currency specific risk-free discount rates aligned to the estimated timing of cash outflows.

Auditing management’s closure and rehabilitation provisions was complex and highly judgemental due to the high degree of estimation within the key assumptions. Specifically, there was significant judgement in determining the expected life of sites including the impact of climate change, estimated cost and extent of rehabilitation activities, timing of activities, and the discount rates used. As a result of these inputs the provisions have a high degree of estimation and a wide range of potential outcomes.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s closure and rehabilitation provision estimate process. Specifically, our procedures involved testing the controls around the estimates and assumptions, such as the costs associated with future closure activities, the extent and period of post-closure monitoring and maintenance, the impact of climate change, and the timing of cash flows and closure of operations.

Our procedures included evaluation of the completeness and accuracy of data used within management’s estimate.

We tested that the future closure and rehabilitation costs were consistent with the closure plans prepared by management’s internal specialists. We compared the expected life of sites and resulting timing of closure activities used in the provision to the life of asset plans prepared by management’s internal specialists.

With the assistance of our rehabilitation specialists, we evaluated a sample of closure and rehabilitation provisions. Our testing included evaluating the closure and rehabilitation plans based on the relevant legal and regulatory requirements. In addition, we compared the timing of future cash flows and cost estimates against the closure and rehabilitation plan, environmental studies, and industrial practices.

We evaluated the discount rates used against market data.

With the assistance of both our climate change and rehabilitation specialists, we evaluated the Company’s consideration of climate change, estimates related to post closure monitoring and maintenance and the timing of closure activities impacted by mine operating lives within the closure and rehabilitation provision.

We tested the mathematical accuracy of the closure and rehabilitation provision calculations and assessed the competence, qualifications, and objectivity of management’s internal and external specialists. Finally, we assessed the adequacy of the disclosures within Notes 15 and 16 to the consolidated financial statements.

Samarco dam failure provisions recognised
Description of the Matter

As described in Notes 3 and 4 to the consolidated financial statements, the Company recorded a loss of US$1,071 million (pre-tax) for the year ended 30 June 2026 and recognised provisions of US$5,197 million arising as a consequence of the Samarco dam failure as of 30 June 2026. The provision includes the future cost estimates associated with the obligations set out in the Settlement Agreement reached with the Brazilian Public Authorities in October 2024 along with estimates associated with the UK Group Action claim, following the decision by the English High Court in November 2025. The Company recognises a provision when it has a present obligation, and an outflow of economic resources is probable, and the obligation can be reliably measured.

Auditing management’s estimate of the Samarco dam failure provisions was complex and highly judgemental due to the high degree of estimation in determining the measurement and completeness of future cost estimates associated with the Company’s obligations under the Settlement Agreement and assessing the impact of the UK Group Action decision. As the secondary obligor under the Settlement Agreement, BHP is required to fund 50% of the obligations to the extent that Samarco, as the primary obligor, cannot fund the obligations. There was also significant judgement in determining the extent to which Samarco is able to directly fund any future obligations. As a result the provision has a high degree of estimation and a wide range of potential outcomes.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of the Company’s controls in determining the Samarco dam failure provisions and the relevant disclosures within the consolidated financial statements. Specifically, we tested management’s controls over the significant assumptions as described above and the completeness and accuracy of data used within management’s estimates.

To test the provisions, we performed audit procedures that included, amongst others, assessing methodologies and testing the significant assumptions discussed above and underlying data used by the Company in its analysis. We tested a sample of cost estimates used to source documents. We compared the nature and extent of activities included in the future cost estimates. We tested the extent to which Samarco is able to directly fund any future obligations. We also tested the mathematical accuracy of the models used to calculate the provisions. To assess management’s ability to forecast, we compared the prior years’ forecasted cash flows to actual results and understood key differences.

To assess the status of claims, we held discussions with the Company’s internal legal counsel regarding ongoing Samarco dam failure litigation matters. In addition, we obtained legal confirmations from the Company’s external legal counsel.

We evaluated the competence, qualifications and objectivity of the Company’s experts who assisted management in estimating the provision by considering the scope of work, their professional qualifications and remuneration structure. Finally, we assessed the adequacy and completeness of the disclosures within Notes 3 and 4 to the consolidated financial statements.

/s/ Ernst & Young

We have served as the Company’s auditor since 2019.

Melbourne, Australia

18 August 2026

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BHP Group Limited

Opinion on Internal Control Over Financial Reporting

We have audited BHP Group Limited’s internal control over financial reporting as of 30 June 2026, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) (the “COSO criteria”). In our opinion, BHP Group Limited (the “Company”) maintained, in all material respects, effective internal control over financial reporting as of 30 June 2026, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the consolidated balance sheets of the Company as of 30 June 2026 and 2025, the related consolidated income statement, consolidated statement of comprehensive income, consolidated statement of changes of equity, and consolidated cash flow statement for each of the three years in the period ended 30 June 2026, and the related notes (collectively referred to as the “consolidated financial statements”) and our report dated 18 August 2026 expressed an unqualified opinion thereon.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying section 9.2 Corporate Governance Statement/ Management’s assessment of internal control over financial reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects.

Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorisations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorised acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ Ernst & Young

Melbourne, Australia

18 August 2026

2.
Not required for US reporting
3.
Directors' declaration

In accordance with a resolution of the Directors of BHP Group Limited, the Directors declare that:

(a)
in the Directors’ opinion the Financial Statements and notes are in accordance with the Australian Corporations Act 2001 (Cth), including:
(i)
complying with the applicable Accounting Standards and the Australian Corporations Regulations 2001 (Cth); and
(ii)
giving a true and fair view of the assets, liabilities, financial position and profit or loss of BHP Group Limited and the Group as at 30 June 2026 and of their performance for the year ended 30 June 2026
(b)
[intentionally omitted]
(c)
the Financial Statements comply with International Financial Reporting Standards, as disclosed in the Basis of preparation to the Financial Statements
(d)
to the best of the Directors’ knowledge, the management report (comprising the Operating and Financial Review and Directors’ Report) includes a fair review of the development and performance of the business and the position of BHP Group Limited and the undertakings included in the consolidation taken as a whole, together with a description of the principal risks and uncertainties that the Group faces
(e)
in the Directors’ opinion there are reasonable grounds to believe that BHP Group Limited will be able to pay its debts as and when they become due and payable
(f)
as at the date of this declaration, there are reasonable grounds to believe that BHP Group Limited and each of the members of the Closed Group identified in Exhibit 8.1 - List of Subsidiaries will be able to meet any liabilities to which they are, or may become, subject because of the Deed of Cross Guarantee between BHP Group Limited and those group entities pursuant to ASIC Corporations (Wholly-owned Companies) Instrument 2016/785
(g)
the Directors have been given the declarations required by Section 295A of the Australian Corporations Act 2001 (Cth) from the Chief Executive Officer and Chief Financial Officer for the financial year ended 30 June 2026

Signed in accordance with a resolution of the Board of Directors.

/s/ Ross McEwan
Ross McEwan
Chair

/s/ Brandon Craig
Brandon Craig
Chief Executive Officer
18 August 2026

4.
Not required for US reporting
5.
Included as Section 1A

Significant events

Key judgements and estimates

Judgements

The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.

Management has determined that a provision can be recognised at 30 June 2026 to reflect the estimated costs associated with obligations under the Settlement Agreement, along with estimates associated with the United Kingdom group action claim. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted above, given their status.

Estimates

The provision for the Samarco dam failure reflects the Group’s estimate of the costs to meet the Group’s obligations under the Settlement Agreement, along with estimates associated with the United Kingdom group action claim and requires the use of significant judgements, estimates and assumptions.

While the provision has been measured based on the latest information available, changes in facts and circumstances are likely in future reporting periods and may lead to material revisions to these estimates and there is a risk that outcomes may be materially higher or lower than amounts currently reflected in the provision. However, it is currently not possible to determine what facts and circumstances may change, therefore revisions in future reporting periods due to the key estimates and factors outlined below cannot be reliably measured. The key estimates that may have a material impact upon the provision in the next and future reporting periods include:

•
the cost of compensation to individuals, small businesses, Municipalities and Indigenous and Traditional communities;
•
the extent to which Samarco is able to directly fund any future obligations relating to the Settlement Agreement. Samarco’s long-term cash flow generation remains highly sensitive to factors including its ability to return to full production capacity, commodity prices and foreign exchange rates; and
•
the cash outflows associated with the United Kingdom group action claim including any findings from potential second and third stage trials regarding whether losses were caused by the dam failure, the number of individuals able to prove damage and any amounts to be awarded (including legal costs).

The provision may also be affected by factors including, but not limited to updates to foreign exchange and discount rates. To limit the Group’s exposure to potential Brazilian reais foreign exchange volatility, the Group has entered into forward exchange contracts, predominantly covering the period up to FY2028. A 0.5 per cent change in the discount rate would, in isolation, change the provision by approximately US$50 million.

In addition, the provision may be impacted by decisions in, or resolution of, existing and potential legal claims in Brazil including in relation to eligibility under, and adherence to, the Settlement Agreement and claims in other jurisdictions, including the claim filed in the Netherlands against Vale and a Dutch subsidiary of Samarco.

Given these factors, future actual cash outflows may differ from the amounts currently provided and changes to any of the key assumptions and estimates outlined above could result in a material impact to the provision in the next and future reporting periods.

The following section provides disclosure of matters to which Samarco (and not the Group) is a party.

Samarco

Dam failure related provision and contingencies

In addition to its provisions in relation to the Settlement Agreement as at 30 June 2026, Samarco has recognised a provision of US$48 million (30 June 2025: US$87 million), based on currently available information.

The magnitude, scope and timing of these additional costs are subject to a high degree of uncertainty and Samarco has indicated that it anticipates that it will incur future costs beyond those provided. These uncertainties are likely to continue for a significant period and changes to key assumptions could result in a material change to the amount of the provision in future reporting periods. Any such unrecognised obligations are therefore contingent liabilities and, at present, it is not practicable to estimate their magnitude or possible timing of payment. Accordingly, it is also not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures at this time.

Samarco is also named as a defendant in a number of other legal proceedings initiated by individuals, non-governmental organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing. Given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures to Samarco.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against Samarco.

Samarco has also identified a number of individually immaterial tax-related uncertainties which have been reflected, where appropriate, in the Group’s share of associate and joint venture contingent liabilities presented in note 32 ‘Contingent liabilities’.

Samarco insurance

Samarco has standalone insurance policies in place with Brazilian and global insurers. Insurers’ loss adjusters or claims representatives continue to investigate and assist with the claims process for matters not yet settled. As at 30 June 2026, an insurance receivable has not been recognised by Samarco in respect of ongoing matters.

Samarco non-dam failure related provisions and contingent liabilities

The following non-dam failure related matters pre-date and are unrelated to the Samarco dam failure. Samarco is currently contesting aspects of both of these matters in the Brazilian courts. Given the status of these tax matters, the timing of resolution and potential economic outflow for Samarco is uncertain.

Brazilian Social Contribution Levy

Samarco has received tax assessments for the alleged non-payment of Brazilian Social Contribution Levy for the calendar years 2007-2014. Based on its assessment of currently available information as at 30 June 2026, Samarco recognised provisions of US$0.4 billion, of which US$0.2 billion has been paid into a court deposit (30 June 2025: provisions of US$0.4 billion, of which US$0.2 billion has been paid into a court deposit). As at 30 June 2026, BHP Brasil’s 50% share of the impact of the provision, net of court deposits paid, recognised by Samarco is reflected in the Group’s equity accounting for Samarco.

Brazilian corporate income tax rate

Samarco has received tax assessments, and disclosed contingent liabilities, for the alleged incorrect calculation of Corporate Income Tax (IRPJ) in respect of the 2000-2003 and 2007-2014 income years totalling approximately US$1.1 billion (30 June 2025: US$1.0 billion).

Brazilian mining royalties

Samarco has received assessments, and disclosed contingent liabilities, for the alleged incorrect calculation of Financial Compensation for the Exploitation of Mineral Resources (CFEM) in respect of the period 1998-2017 totalling approximately US$0.4 billion (30 June 2025: US$0.4 billion).

5.
Expenses and other income

Income tax expense

Key judgements and estimates

Income tax classification

Judgements: The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.

Deferred tax

Judgements: Judgement is required in:

•
determining the amount of deferred tax assets to be recognised based on the likely timing and the level of future taxable profits;
•
assessing whether changes in tax regimes or applicable tax rates are substantively enacted at the reporting date;
•
recognising deferred tax liabilities arising from temporary differences in investments. These deferred tax liabilities caused principally by retained earnings held in foreign tax jurisdictions are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

Estimates: The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis. Estimates and assumptions relating to projected earnings and cash flows as applied in the Group impairment process are used for operating assets.

These forecasts are also used to estimate the royalty-related tax rates to apply when the deferred tax assets are realised and deferred tax liabilities are settled.

Property, plant and equipment

Key judgements and estimates

Judgements: Judgement is applied by management in determining the components of an ore body.

Estimates: Estimates are used in the determination of stripping ratios and mineral reserves by component. Changes to estimates related to life-of-component waste-to-ore (or mineral contained) strip ratios and the expected ore production from identified components are accounted for prospectively and may affect depreciation rates and asset carrying values.

Depreciation expenses

Key estimates

The determination of useful lives, residual values and depreciation methods involves estimates and assumptions and is reviewed annually. Any changes to useful lives or any other estimates or assumptions, including the expected impact of climate change and the transition to a low-carbon economy, may affect prospective depreciation rates and asset carrying values.

The table below summarises the principal depreciation methods and rates applied to major asset categories by the Group.
Asset category	Plant and equipment
Buildings – Mine related property	UoP based upon reserves, otherwise SL over 25-50 years
Plant and equipment	UoP based upon reserves, otherwise SL over 3-30 years
Mineral rights	UoP based upon reserves
Capitalised exploration, evaluation and development expenditure	UoP based upon reserves

Impairment of non-current assets

Key judgements and estimates

Judgements: Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.

Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts, or the possible additional impacts from emerging risks including those related to climate change and the transition to a low-carbon economy.

Climate change

The Group’s impairment assessments may be impacted by climate change and the transition to a low-carbon economy. Further detail is provided in note 16 ‘Climate change’.

Estimates: The Group performs a recoverable amount determination for an asset or CGU when there is an indication of impairment or impairment reversal.

Previously impaired CGUs and recently acquired assets recognised at fair value on acquisition may have comparatively lower headroom between carrying value and recoverable amount, reflecting the basis on which those carrying values have been determined.

When the recoverable amount is measured by reference to FVLCD, in the absence of quoted market prices or binding sale agreement, estimates are made regarding the present value of future post-tax cash flows. These estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, capital expenditure, closure and rehabilitation costs, taxes, risking factors applied to cash flows and discount rates. The cash flow forecasts may include net cash flows expected from the extraction, processing and sale of material that does not currently qualify for inclusion in reserves. Reserves and resources are included in the assessment of FVLCD to the extent that it is considered probable that a market participant would attribute value to them.

When recoverable amount is measured using VIU, estimates are made regarding the present value of future cash flows based on internal budgets and forecasts and life of asset plans. Key estimates are similar to those identified for FVLCD, although some assumptions and values may differ as they reflect the perspective of management rather than a market participant.

All estimates require judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of an asset or CGU at each reporting date. With the exception of the Jansen project CGU impairment mentioned above, no indicators of impairment, or impairment reversal, were identified across the Group’s remaining CGUs at 30 June 2026 noting that the carrying value of the Spence CGU is the most susceptible to changes in the significant estimates outlined below in the next reporting period.

The significant estimates impacting the Group’s recoverable amount determinations are:

Commodity prices

Commodity prices were based on latest internal forecasts which assume short-term market prices will revert to the Group’s assessment of long-term price. These price forecasts reflect management’s long-term views of global supply and demand, built upon past experience of the commodity markets and are benchmarked with external sources of information such as analyst forecasts. Prices are adjusted based upon premiums or discounts applied to global price markers to reflect the location, nature and quality of the Group’s production, or to take into account contracted prices.

Future production volumes

Estimated production volumes were based on detailed data and took into account development plans established by management as part of the Group’s long-term planning process. When estimating FVLCD, assumptions reflect all reserves and resources that a market participant would consider when valuing the respective CGU, which in some cases are broader in scope than the reserves that would be used in a VIU test. In determining FVLCD, risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved.

Cash outflows (including operating costs, capital expenditure, closure and rehabilitation costs and taxes)

Closure cash outflows are based on internal budgets and forecasts and life of asset plans. Cost assumptions reflect management experience and expectations. Tax assumptions reflect existing and substantively enacted tax and royalty regimes and rates applicable in the jurisdiction of the CGU. In the case of FVLCD, cash flow projections include the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost where a market participant may take a consistent view. VIU does not take into account future development.

Discount rates

The Group uses real post-tax discount rates applied to real post-tax cash flows. The discount rates are derived using the weighted average cost of capital methodology. Adjustments to the rates are made for any risks that are not reflected in the underlying cash flows, including country risk.

Closure and rehabilitation provisions

Key estimates

Closure cost estimates are generally based on conceptual level studies early in the operating life of an asset with more detailed studies and planning performed as closure risks (including those related to climate change) are identified and/or as an asset, or parts thereof, near closure. As such, the recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•
the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure, decharacterisation of tailings storage facilities and rehabilitation activities
•
costs associated with future closure activities
•
the extent and period of post-closure monitoring and maintenance, including water management
•
applicable discount rates
•
the timing of cash flows and ultimate closure of operations

The extent, cost and timing of future closure activities may also be impacted by the potential physical impacts of climate change and the transition to a low-carbon economy. Further detail is provided in note 16 ‘Climate change’.

Estimates for post-closure monitoring and maintenance reflect the Group’s strategies for individual sites, which may include possible relinquishment. The period of monitoring and maintenance included in the provision requires judgement and considers regulatory and licencing requirements, the outcomes of studies and management’s current assessment of stakeholder expectations.

While progressive closure is performed across a number of operations, significant activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts.

Approximately 42 per cent (2025: 44 per cent) of the Group’s total undiscounted forecast cash flows are expected to be incurred after more than 30 years, reflecting the long-lived nature of many of the Group’s operations which have remaining production lives ranging from 4-79 years (2025: 4-86 years). The discount rates applied to the Group’s closure and rehabilitation provisions are determined by reference to the currency of the closure cash flows, the period over which the cash flows will be incurred and prevailing market interest rates (where available). The Group continues to monitor current market conditions with no change made to the Group’s discount rates in the current year.

While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies, trials and detailed analysis of relevant knowledge and resultant closure activities for individual assets continue to be performed throughout the life of asset. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new closure and rehabilitation techniques, changes in regulatory requirements and stakeholder expectations for closure (including costs associated with equitable transition), development of new technologies, risks relating to climate change and the transition to a low-carbon economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.

Sensitivity

A 0.5 per cent increase in the discount rates applied at 30 June 2026 would result in a decrease to the closure and rehabilitation provision of approximately US$770 million, a decrease in property, plant and equipment of approximately US$532 million in relation to operating sites and an income statement credit of approximately US$238 million in respect of closed and contaminated sites. In addition, the change would result in a decrease of approximately US$38 million to depreciation expense and a US$32 million increment in net finance costs due to unwind of discount for the year ending 30 June 2027.

Given the long-lived nature of the majority of the Group’s assets, the majority of final closure activities are generally not expected to occur for a significant period of time.

However, a one-year acceleration in forecast cash flows of the Group’s closure and rehabilitation provisions, in isolation, would result in an increase to the provision of approximately US$326 million, an increase in property, plant and equipment of US$198 million in relation to operating sites and an income statement charge of US$128 million in respect of closed sites and contaminated sites.

Leases

Key judgements and estimates

Judgements: Certain contractual arrangements not in the form of a lease require the Group to apply significant judgement in evaluating whether the Group controls the right to direct the use of assets and therefore whether the contract contains a lease. Management considers all facts and circumstances in determining whether the Group or the supplier has the rights to direct how, and for what purpose, the underlying assets are used in certain mining contracts and other arrangements, including outsourcing and shipping arrangements. Judgement is used to assess which decision-making rights mostly affect the benefits of use of the assets for each arrangement.

Where a contract includes the provision of non-lease services, judgement is required to identify the lease and non-lease components.

Estimates: Where the Group cannot readily determine the interest rate implicit in the lease, estimation is involved in the determination of the weighted average incremental borrowing rate to measure lease liabilities. The incremental borrowing rate reflects the rates of interest a lessee would have to pay to borrow over a similar term, with similar security, the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment. Under the Group’s portfolio approach to debt management, the Group does not specifically borrow for asset purchases. Therefore, the incremental borrowing rate is estimated referencing the Group’s corporate borrowing portfolio and other similar rated entities, adjusted to reflect the terms and conditions of the lease (including the impact of currency, credit rating of subsidiary entering into the lease and the term of the lease), at the inception of the lease arrangement or the time of lease modification.

The Group estimates stand-alone prices, where such prices are not readily observable, in order to allocate the contractual payments between lease and non-lease components.

Key judgements and estimates

Key judgements and estimates

Estimates: The significant estimates impacting the amortised cost balance of the other financial liability associated with the Antamina silver streaming agreement are:

Future production volumes

The Antamina silver streaming agreement is a life of mine agreement linked to Antamina’s silver production. Estimated production volumes took into account Antamina’s existing development plans along with risked reserves and resources, that a market participant would consider when valuing the stream, but do not currently meet the criteria to be treated as proved.

Commodity prices

Commodity prices were based on latest internal forecasts which are benchmarked with external sources of information such as analyst forecasts.

Investments accounted for using the equity method

Key judgements and estimates

Judgements: Determining whether joint arrangements structured through a separate vehicle are classified as joint ventures or joint operations can involve significant judgement. The classification depends on an assessment of the venturers’ rights to the assets and obligations for the liabilities of the arrangement in the normal course of business. When making the assessment, management has regard to the legal form of the separate vehicle, the terms of the arrangement and other relevant facts and circumstances. Where venturers have the rights to, and obligations for, substantially all of the output of the arrangement, this is indicative of a joint operation as the venturers have rights to substantially all of the economic benefits of the assets and provide cash flows that are used to settle the liabilities of the arrangement.

Contingent liabilities

A contingent liability is a possible obligation arising from past events and whose existence will be confirmed only by occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group. A contingent liability may also be a present obligation arising from past events but is not recognised on the basis that an outflow of economic resources to settle the obligation is not viewed as probable, or the amount of the obligation cannot be reliably measured.

When the Group has a present obligation, an outflow of economic resources is assessed as probable and the Group can reliably measure the obligation, a provision is recognised.

The Group has entered into various counter-indemnities of bank and performance guarantees related to its own future performance, which are in the normal course of business. The likelihood of these guarantees being called upon is considered remote.

The Group presently has tax matters, litigation and other claims, for which the timing of resolution and potential economic outflow are uncertain. Obligations assessed as having probable future economic outflows capable of reliable measurement are provided at reporting date and matters assessed as having possible future economic outflows capable of reliable measurement are included in the total amount of contingent liabilities above. Individually significant matters, including narrative on potential future exposures incapable of reliable measurement, are disclosed below, to the extent that disclosure does not prejudice the Group.